UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-649

Fidelity Puritan Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2011

Item 1. Reports to Stockholders

Fidelity®
Low-Priced Stock Fund

Annual Report

July 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	23.53%	5.85%	10.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund, a class of the fund, on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt-ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Joel Tillinghast, Portfolio Manager of Fidelity® Low-Priced Stock Fund: For the year, the fund's Retail Class shares rose 23.53%, about in line with Russell 2000® Index. Positioning in consumer discretionary bolstered results, led by an overweighting in retailing and stock picks in durables/apparel. Security selection in health care also contributed, as did underweighting financials. The fund was hurt by holding too much cash in a rising market, along with stock picks in technology, overexposure to insurance stocks and some missed opportunities in materials. Overseas holdings detracted, despite the tail wind from a falling U.S. dollar. Among individual stocks, the two largest contributors were watchmaker Fossil and managed care company UnitedHealth Group. Retailer Abercombie & Fitch and managed care company Coventry Health Care also contributed. Detractors included Taipei-based Hon Hai Precision Industry, which assembles Apple products, insurance firm Genworth Financial and T-shirt maker Gildan Activewear. All of these stocks were out-of-index holdings.

Note to shareholders: Joel Tillinghast will take a leave of absence from Fidelity beginning September 6, 2011, and returning in January 2012. In the interim, the fund will be managed by a team of sector managers led by James Harmon.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Low-Priced Stock	.78%
Actual		$ 1,000.00	$ 1,045.80	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Class K	.67%
Actual		$ 1,000.00	$ 1,046.30	$ 3.40
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	3.3	2.8
Next PLC	1.9	1.4
Metro, Inc. Class A (sub. vtg.)	1.6	1.4
Abercrombie & Fitch Co. Class A	1.4	1.2
Ross Stores, Inc.	1.4	1.2
Coventry Health Care, Inc.	1.4	1.3
ENI SpA	1.3	1.1
Seagate Technology	1.2	1.1
Oracle Corp.	1.2	1.5
Best Buy Co., Inc.	1.1	0.5
	15.8
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.1	24.9
Information Technology	15.7	16.7
Health Care	12.5	12.2
Financials	7.6	8.9
Consumer Staples	7.3	6.9
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 86.2%		Stocks 87.3%
	Convertible Securities 0.5%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 13.3%		Short-Term Investments and Net Other Assets 12.1%
* Foreign investments	39.5%	** Foreign investments	38.9%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 86.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 25.7%
Auto Components - 1.6%
ASTI Corp. (e)	1,683,000	$ 5,051
Drew Industries, Inc.	600,000	12,780
FCC Co. Ltd.	500,000	12,038
Federal Screw Works (a)(e)	150,000	803
Hi-Lex Corp.	1,200,000	23,122
INZI Controls Co. Ltd. (e)	1,516,000	13,056
Johnson Controls, Inc.	6,900,000	254,955
Motonic Corp. (e)	3,299,900	29,703
Murakami Corp. (e)	700,000	9,004
Musashi Seimitsu Industry Co. Ltd.	1,000,000	27,259
Nippon Seiki Co. Ltd.	2,530,000	30,012
Nissin Kogyo Co. Ltd.	1,160,000	21,598
Nittan Valve Co. Ltd.	360,000	1,441
Piolax, Inc. (e)	1,010,000	25,052
Samsung Climate Control Co. Ltd. (e)	460,050	3,225
Sewon Precision Industries Co. Ltd.	49,860	5,628
Shoei Co. Ltd.	625,000	4,816
SJM Co. Ltd. (e)	724,215	6,636
SJM Co. Ltd. rights (a)	121,217	409
SJM Holdings Co. Ltd. (e)	1,332,974	4,931
Strattec Security Corp. (e)	330,000	8,432
Wescast Industries, Inc. Class A (sub. vtg.) (a)	200,000	2,240
Yachiyo Industry Co. Ltd.	900,000	6,642
Yutaka Giken Co. Ltd. (e)	1,482,000	36,066
		544,899
Automobiles - 0.0%
Thor Industries, Inc.	25,000	618
Distributors - 0.3%
Dong Suh Companies, Inc.	700,004	24,931
Doshisha Co. Ltd.	700,000	18,845
Educational Development Corp. (e)	386,892	2,070
Goodfellow, Inc. (d)(e)	857,000	9,419
SPK Corp.	165,000	2,847
Uni-Select, Inc. (e)	2,001,100	55,086
		113,198
Diversified Consumer Services - 0.8%
Apollo Group, Inc. Class A (non-vtg.) (a)	20,000	1,017
Ascent Capital Group, Inc. (a)	300,409	14,453
Career Education Corp. (a)(d)(e)	4,700,000	106,643
Clip Corp. (e)	328,600	3,958
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Corinthian Colleges, Inc. (a)(d)	2,500,000	$ 10,400
H&R Block, Inc.	200,000	2,992
Kyoshin Co. Ltd. (a)	100,000	174
Matthews International Corp. Class A	25,000	905
Meiko Network Japan Co. Ltd.	730,000	6,895
Regis Corp.	1,421,000	21,102
Shingakukai Co. Ltd.	200,000	798
Shuei Yobiko Co. Ltd.	125,000	542
Steiner Leisure Ltd. (a)(e)	1,650,000	80,223
Step Co. Ltd. (e)	1,204,000	8,088
Up, Inc. (e)	750,000	5,769
YBM Sisa.com, Inc. (e)	950,000	6,470
		270,429
Hotels, Restaurants & Leisure - 2.7%
Aeon Fantasy Co. Ltd.	550,000	8,061
Ambassadors Group, Inc. (e)	1,229,897	10,479
ARK Restaurants Corp. (e)	300,000	4,545
B-R 31 Ice Cream Co. Ltd.	6,400	229
Benihana, Inc. (a)	134,522	1,227
Brinker International, Inc. (e)	7,700,000	184,954
BRONCO BILLY Co. Ltd. (d)	12,000	327
CEC Entertainment, Inc. (e)	2,000,000	77,400
Darden Restaurants, Inc.	2,000,000	101,600
Echo Entertainment Group Ltd. (a)	1,933,333	8,517
Flanigan's Enterprises, Inc.	50,357	353
Hiday Hidaka Corp. (e)	875,000	14,211
Holidaybreak PLC (e)	5,000,000	35,171
Ibersol SGPS SA	500,000	5,065
Intralot SA	1,000,000	1,825
Jack in the Box, Inc. (a)(e)	6,569,000	149,248
Kangwon Land, Inc.	125,000	3,551
Kura Corp. Ltd.	643,800	8,683
McCormick & Schmick's Seafood Restaurants (a)	150,000	1,326
Monarch Casino & Resort, Inc. (a)(e)	1,350,000	15,593
Ohsho Food Service Corp.	75,000	1,897
Papa John's International, Inc. (a)(e)	2,749,964	85,826
Plenus Co. Ltd. (e)	2,500,000	43,429
Ruby Tuesday, Inc. (a)(e)	6,372,030	57,922
Ruth's Hospitality Group, Inc. (a)(e)	2,347,228	13,497
Shinsegae Food Co. Ltd.	17,000	1,440
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Sonic Corp. (a)(e)	6,163,000	$ 65,944
Sportscene Group, Inc. Class A (e)	400,000	4,019
St. Marc Holdings Co. Ltd.	480,000	19,146
Tabcorp Holdings Ltd.	1,933,333	6,839
		932,324
Household Durables - 2.7%
Abbey PLC (e)	3,400,000	24,817
Barratt Developments PLC (a)(e)	84,000,199	135,826
Bellway PLC (e)	7,525,000	81,530
Blyth, Inc. (e)	796,000	50,355
Chromcraft Revington, Inc. (a)	217,146	304
Craftmade International, Inc. (a)(e)	570,026	1,710
D.R. Horton, Inc. (e)	24,000,000	285,120
Decorator Industries, Inc. (a)	125,765	73
Dorel Industries, Inc. Class B (sub. vtg.)	3,272,600	95,876
Emak SpA	550,000	2,799
Ethan Allen Interiors, Inc.	431,515	7,940
First Juken Co. Ltd. (e)	1,690,000	12,999
Helen of Troy Ltd. (a)(e)	2,850,000	91,913
Henry Boot PLC (e)	10,774,000	24,054
HTL International Holdings Ltd. (e)	29,655,500	10,959
Jarden Corp.	375,000	11,621
M/I Homes, Inc. (a)(e)	1,803,400	20,378
Maruzen Co., Ltd. (e)	1,800,000	12,278
Merry Electronics Co. Ltd.	500,000	649
P&F Industries, Inc. Class A (a)(e)	361,038	1,762
Pace Micro Technology PLC	1,000,000	1,888
Sanei Architecture Planning Co. Ltd.	348,500	5,841
Stanley Furniture Co., Inc. (a)(e)	1,289,638	5,326
Steinhoff International Holdings Ltd.	3,500,500	12,239
Token Corp. (e)	1,000,000	37,939
		936,196
Internet & Catalog Retail - 0.2%
Belluna Co. Ltd. (e)	5,100,000	35,517
NutriSystem, Inc. (d)	535,000	7,993
PetMed Express, Inc. (d)(e)	2,425,100	26,603
		70,113
Leisure Equipment & Products - 0.3%
Accell Group NV	571,000	14,825
Aldila, Inc.	20,000	77
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
Arctic Cat, Inc. (a)(e)	800,000	$ 13,184
Daikoku Denki Co. Ltd.	50,000	487
Fenix Outdoor AB	5,000	131
Giant Manufacturing Co. Ltd.	5,550,555	22,198
JAKKS Pacific, Inc. (d)(e)	2,793,139	48,740
Kabe Husvagnar AB (B Shares)	100,000	1,987
Marine Products Corp. (a)	1,142,199	6,225
Mars Engineering Corp.	350,000	5,839
Miroku Corp.	678,000	1,524
Trigano SA	85,000	2,272
		117,489
Media - 1.0%
1010 Printing Group Ltd.	383,736	30
Aegis Group PLC	168,000	427
Astral Media, Inc. Class A (non-vtg.)	2,750,000	105,089
Chime Communications PLC (e)	4,500,000	18,690
DISH Network Corp. Class A (a)	1,250,000	37,038
DreamWorks Animation SKG, Inc. Class A (a)	900,000	19,674
Gannett Co., Inc.	500,000	6,380
GFK AG	175,000	8,802
Harte-Hanks, Inc.	2,450,000	20,017
Intage, Inc. (e)	1,040,000	22,715
New Frontier Media, Inc. (a)(e)	1,949,400	2,729
Omnicom Group, Inc.	1,000,000	46,920
Pico Far East Holdings Ltd.	8,000,000	1,612
Proto Corp.	125,000	4,520
Recruit Holdings Ltd.	10,122,000	3,481
RKB Mainichi Broadcasting Corp.	50,000	572
Saga Communications, Inc. Class A (a)	375,077	12,198
STW Group Ltd.	3,000,000	3,082
Tow Co. Ltd. (e)	1,223,000	7,055
TVA Group, Inc. Class B (non-vtg.)	2,000,400	26,172
		347,203
Multiline Retail - 2.8%
Dollar Tree, Inc. (a)	2,200,000	145,706
Don Quijote Co. Ltd.	3,100,000	106,777
Hanwha Timeworld Co. Ltd.	70,000	1,620
Harvey Norman Holdings Ltd. (d)	22,050,000	52,811
Next PLC (e)	16,650,000	649,150
Tuesday Morning Corp. (a)(e)	4,310,697	18,536
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Watts Co. Ltd.	326,200	$ 3,480
Zakkaya Bulldog Co. Ltd. (a)	335,000	892
		978,972
Specialty Retail - 10.3%
ABC-Mart, Inc.	135,000	5,227
Abercrombie & Fitch Co. Class A (e)	6,500,000	475,280
Aeropostale, Inc. (a)(e)	8,177,100	137,784
AT-Group Co. Ltd.	559,000	8,040
AutoZone, Inc. (a)	900,000	256,905
bebe Stores, Inc.	825,000	6,113
Bed Bath & Beyond, Inc. (a)	6,600,000	386,034
Best Buy Co., Inc.	14,250,000	393,300
Big 5 Sporting Goods Corp. (e)	2,198,400	18,137
BMTC Group, Inc. Class A (sub. vtg.) (e)	5,969,600	132,588
Brown Shoe Co., Inc. (d)	1,145,000	11,565
Cash Converters International Ltd.	15,400,531	13,028
Citi Trends, Inc. (a)(e)	1,122,982	15,755
Fantastic Holdings Ltd.	25,000	51
Folli Follie Group (a)(e)	3,402,032	44,972
Foschini Ltd.	10,000	132
Fourlis Holdings SA (a)	250,000	1,466
GameStop Corp. Class A (a)(d)(e)	7,900,000	186,282
Glentel, Inc. (e)	1,950,000	38,269
Group 1 Automotive, Inc. (d)	600,000	28,578
Gulliver International Co. Ltd. (e)	1,011,500	49,218
Halfords Group PLC	375,000	1,987
Honeys Co. Ltd. (d)(e)	1,650,000	18,844
I A Group Corp. (e)	668,000	5,086
John David Group PLC	50,000	787
Jos. A. Bank Clothiers, Inc. (a)(d)(e)	2,737,500	140,461
Jumbo SA (e)	11,000,000	77,604
K'S Denki Corp.	2,750,000	128,809
Kyoto Kimono Yuzen Co. Ltd. (e)	1,525,000	17,516
Le Chateau, Inc. Class A (sub. vtg.) (d)	2,022,600	14,734
Leon's Furniture Ltd.	750,000	9,773
Lithia Motors, Inc. Class A (sub. vtg.)	2,236,050	46,152
Macintosh Retail Group NV	150,000	3,263
MarineMax, Inc. (a)(e)	1,425,335	13,099
Mr. Bricolage SA (e)	760,492	13,440
Nafco Co. Ltd. (e)	1,891,400	35,732
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Nishimatsuya Chain Co. Ltd. (e)	6,958,800	$ 60,940
Pal Co. Ltd. (e)	810,000	28,079
Point, Inc.	25,000	1,124
Reitmans (Canada) Ltd. Class A (non-vtg.)	100,000	1,559
Right On Co. Ltd. (a)	610,000	3,432
RONA, Inc.	675,000	7,786
Ross Stores, Inc. (e)	6,250,000	473,563
Second Chance Properties Ltd.	12,489,130	4,201
Second Chance Properties Ltd. warrants 9/27/13 (a)	3,828,125	283
Sonic Automotive, Inc. Class A (sub. vtg.) (d)	3,050,022	47,794
Staples, Inc.	50,000	803
Super Cheap Auto Group Ltd.	56,157	429
The Buckle, Inc. (d)	850,000	37,664
USS Co. Ltd. (e)	2,000,000	159,553
Workman Co. Ltd. (e)	1,428,000	39,334
		3,602,555
Textiles, Apparel & Luxury Goods - 3.0%
Adolfo Dominguez SA	350,000	3,872
Arts Optical International Holdings Ltd. (e)	33,970,640	13,730
Bijou Brigitte Modische Accessoires AG (d)	45,000	4,963
Carter's, Inc. (a)	10,000	335
Cherokee, Inc. (d)	200,411	3,179
Delta Apparel, Inc. (a)(e)	852,200	16,763
F&F Co. Ltd.	550,000	4,476
Fossil, Inc. (a)	2,700,026	339,312
Geox SpA (d)	1,000,000	5,153
Gildan Activewear, Inc. (d)(e)	10,000,000	299,770
Hampshire Group Ltd. (a)(e)	920,000	3,404
Handsome Co. Ltd. (e)	2,436,150	65,046
JLM Couture, Inc. (a)(e)	197,100	306
K-Swiss, Inc. Class A (a)(d)	2,709,606	28,884
Marimekko Oyj	100,000	1,831
Movado Group, Inc.	893,400	14,455
Rocky Brands, Inc. (a)(e)	696,200	8,863
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,400,000	23,310
Sun Hing Vision Group Holdings Ltd. (e)	23,939,000	10,136
Ted Baker PLC	250,000	3,296
Texwinca Holdings Ltd.	53,500,000	75,234
True Religion Apparel, Inc. (a)	10,000	337
TSI Holdings Co. Ltd. (a)	2,062,500	14,203
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Tungtex Holdings Co. Ltd. (e)	22,000,000	$ 3,613
Van de Velde	75,000	4,014
Victory City International Holdings Ltd.	61,000,000	10,644
Youngone Corp.	700,000	13,080
Youngone Holdings Co. Ltd. (e)	929,000	40,886
Yue Yuen Industrial (Holdings) Ltd.	8,450,000	27,051
		1,040,146
TOTAL CONSUMER DISCRETIONARY		8,954,142
CONSUMER STAPLES - 7.3%
Beverages - 0.9%
Baron de Ley SA (a)	200,000	13,664
C&C Group PLC	1,100,285	5,597
Constellation Brands, Inc. Class A (sub. vtg.) (a)	8,900,000	181,471
Hansen Natural Corp. (a)	1,500,000	114,930
Muhak Co. Ltd.	1,300,000	16,584
Treasury Wine Estates Ltd. (a)	1,000	4
		332,250
Food & Staples Retailing - 4.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	125,000	4,056
Aoki Super Co. Ltd.	100,000	843
Belc Co. Ltd. (e)	2,086,000	30,030
Cosmos Pharmaceutical Corp. (e)	1,900,000	88,625
Create SD Holdings Co. Ltd. (d)(e)	2,075,000	46,318
CVS Caremark Corp.	2,850,000	103,598
Daikokutenbussan Co. Ltd.	550,000	18,687
Fyffes PLC (Ireland) (e)	33,000,000	19,915
Growell Holdings Co. Ltd.	309,989	8,917
Halows Co. Ltd. (e)	1,401,500	13,566
Ingles Markets, Inc. Class A	531,521	8,185
Kroger Co.	100,000	2,487
Kusuri No Aoki Co. Ltd. (d)	110,000	1,592
Majestic Wine PLC	400,016	3,008
Marukyu Co. Ltd.	50,000	531
Maxvalu Nishinihon Co. Ltd. (d)	25,000	366
Metro, Inc. Class A (sub. vtg.) (d)(e)	10,925,833	541,717
North West Co., Inc.	700,000	14,822
Safeway, Inc. (d)	12,000,000	242,040
San-A Co. Ltd.	375,000	15,299
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Shoppers Drug Mart Corp. (d)	5,000,000	$ 209,964
Sligro Food Group NV	1,800,000	64,270
Sundrug Co. Ltd.	1,675,000	54,016
SUPERVALU, Inc. (d)(e)	13,500,000	116,100
Total Produce PLC	5,600,000	3,178
Village Super Market, Inc. Class A	156,404	4,204
Yaoko Co. Ltd.	700,000	23,111
		1,639,445
Food Products - 1.5%
Aryzta AG	1,850,000	101,219
Cranswick PLC	200,000	2,114
Dean Foods Co. (a)	6,350,000	69,977
Dutch Lady Milk Industries Bhd	250,000	1,602
Food Empire Holdings Ltd. (e)	52,900,000	16,474
Fresh Del Monte Produce, Inc. (e)	6,359,900	155,881
Global Bio-Chem Technology Group Co. Ltd.	40,000,000	14,781
Greggs PLC	1,325,000	11,093
Hilton Food Group PLC	100,000	437
Industrias Bachoco SA de CV sponsored ADR	1,000,000	23,420
Iwatsuka Confectionary Co. Ltd.	13,200	532
Nam Yang Dairy Products	11,000	9,380
Pacific Andes (Holdings) Ltd.	86,211,183	19,331
Pacific Andes International Holdings Ltd.	54,992,872	6,280
People's Food Holdings Ltd.	44,572,000	27,021
President Rice Products PCL	1,000,000	1,142
Robert Wiseman Dairies PLC	750,000	3,974
Rocky Mountain Chocolate Factory, Inc. (e)	502,134	4,615
Samyang Genex Co. Ltd.	145,795	10,620
Select Harvests Ltd. (e)	5,196,000	10,532
Sunjin Co. Ltd. (a)(e)	813,630	6,946
Sunjin Holdings Co. Ltd. (a)(e)	138,537	3,305
Synear Food Holdings Ltd.	39,000,000	5,182
United Food Holdings Ltd.	22,400,000	1,116
Yutaka Foods Corp.	147,500	2,760
		509,734
Personal Products - 0.2%
American Oriental Bioengineering, Inc. (a)(d)	350,000	420
Atrium Innovations, Inc. (a)	1,375,000	21,559
CCA Industries, Inc.	237,928	1,340
Inter Parfums, Inc.	600,073	12,025
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - continued
Nutraceutical International Corp. (a)(e)	1,143,504	$ 16,924
Physicians Formula Holdings, Inc. (a)(e)	1,149,694	4,369
Sarantis SA	1,299,952	5,491
USANA Health Sciences, Inc. (a)(d)	110,000	3,009
		65,137
Tobacco - 0.0%
Imperial Tobacco Group PLC	25,000	869
Karelia Tobacco Co., Inc.	2,452	225
		1,094
TOTAL CONSUMER STAPLES		2,547,660
ENERGY - 6.1%
Energy Equipment & Services - 3.2%
AKITA Drilling Ltd. Class A (non-vtg.)	1,777,000	22,505
Bristow Group, Inc.	1,600,017	77,569
BW Offshore Ltd.	5,000,000	11,004
Cal Dive International, Inc. (a)(e)	6,503,000	36,287
CE Franklin Ltd. (a)(e)	1,475,000	13,509
Divestco, Inc. (e)	3,586,000	563
Essential Energy Services Ltd. (a)	250,000	576
Farstad Shipping ASA (e)	3,210,284	95,693
Flint Energy Services Ltd. (a)(f)	300,000	3,960
Fugro NV (Certificaten Van Aandelen) unit	1,600,027	123,824
Hercules Offshore, Inc. (a)	3,000,000	14,100
Hornbeck Offshore Services, Inc. (a)(d)(e)	1,890,000	52,618
Oil States International, Inc. (a)(e)	2,600,575	209,866
Precision Drilling Corp. (a)	5,650,000	97,577
ProSafe ASA	7,900,000	59,040
Solstad Offshore ASA	1,250,000	26,697
Total Energy Services, Inc. (e)	2,500,000	40,821
Unit Corp. (a)(e)	3,800,000	228,038
		1,114,247
Oil, Gas & Consumable Fuels - 2.9%
Adams Resources & Energy, Inc. (e)	348,176	8,983
AOC Holdings, Inc. (e)	6,050,000	46,614
Beach Energy Ltd. (d)	26,000,000	28,708
ENI SpA (d)	20,500,000	445,471
Great Eastern Shipping Co. Ltd.	4,360,000	26,756
Hankook Shell Oil Co. Ltd. (e)	68,000	13,738
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Marathon Oil Corp.	50,000	$ 1,549
Michang Oil Industrial Co. Ltd. (e)	173,900	8,330
Rex American Resources Corp. (a)(e)	1,000,000	17,230
Stone Energy Corp. (a)	130,000	4,220
Sunoco, Inc.	1,800,000	73,170
Tesoro Corp. (a)	5,000,000	121,450
Tsakos Energy Navigation Ltd.	725,000	6,569
W&T Offshore, Inc. (d)(e)	4,000,100	108,403
World Fuel Services Corp.	2,000,022	75,261
		986,452
TOTAL ENERGY		2,100,699
FINANCIALS - 7.6%
Capital Markets - 0.1%
ABG Sundal Collier ASA	50,000	54
GFI Group, Inc.	523,800	2,378
Investment Technology Group, Inc. (a)	650,000	7,911
Kyokuto Securities Co. Ltd.	10,000	75
Tullett Prebon PLC	1,600,000	9,303
		19,721
Commercial Banks - 0.9%
Anglo Irish Bank Corp. PLC (a)	9,500,373	0
Bank of Ireland (g)	148,251,865	20,130
Bank of the Ozarks, Inc. (d)	200,037	10,392
Cathay General Bancorp (e)	4,125,000	57,173
Center Financial Corp. (a)(e)	2,185,331	13,462
Codorus Valley Bancorp, Inc.	138,734	1,415
Dimeco, Inc.	21,140	745
East West Bancorp, Inc.	4,000,000	74,240
First Bancorp, Puerto Rico (a)(d)	133,333	587
First Financial Service Corp. (a)	102,373	307
Nara Bancorp, Inc. (a)	25,000	201
National Penn Bancshares, Inc.	1,200,000	9,648
North Valley Bancorp (a)(e)	650,000	6,975
Norwood Financial Corp.	31,801	847
Oba Financial Service, Inc. (a)	10,000	150
OmniAmerican Bancorp, Inc. (a)	13,988	205
Oriental Financial Group, Inc. (e)	2,504,542	31,106
Orrstown Financial Services, Inc. (d)	30,000	567
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Pacific Premier Bancorp, Inc. (a)(e)	948,105	$ 6,257
Popular, Inc. (a)	18,000,000	43,200
Sandy Spring Bancorp, Inc.	300,000	5,361
Sparebanken More (primary capital certificate)	92,008	3,213
Sparebanken Rogaland (primary capital certificate)	1,061,327	9,442
The First Bancorp, Inc.	9,711	143
Vestjysk Bank AS (Reg.) (a)	105,600	770
Wilshire Bancorp, Inc. (a)	200,000	660
		297,196
Consumer Finance - 0.0%
Aeon Credit Service (Asia) Co. Ltd.	12,400,000	9,753
Nicholas Financial, Inc. (a)(d)	200,827	2,452
		12,205
Diversified Financial Services - 0.0%
Newship Ltd. (a)	2,500	164
NICE Holdings Co. Ltd.	56,147	3,009
Nice Information Servic Co. Ltd.	255,334	6,224
Ricoh Leasing Co. Ltd.	50,000	1,202
		10,599
Insurance - 6.0%
AEGON NV (a)	40,000,000	228,902
Amlin PLC	400,000	2,647
April	975,000	22,317
Assurant, Inc. (e)	5,350,000	190,567
Axis Capital Holdings Ltd. (e)	8,150,000	259,741
Employers Holdings, Inc.	800,000	11,888
Endurance Specialty Holdings Ltd. (e)	2,600,000	105,924
FBD Holdings PLC	20,000	198
FBL Financial Group, Inc. Class A	325,110	10,234
Fidelity National Financial, Inc. Class A	100,000	1,630
Genworth Financial, Inc. Class A (a)	14,500,000	120,640
Hartford Financial Services Group, Inc.	6,700,000	156,914
HCC Insurance Holdings, Inc.	360,000	10,847
Lincoln National Corp.	7,400,000	196,100
National Interstate Corp. (e)	1,120,000	25,099
National Western Life Insurance Co. Class A	148,870	25,506
Protective Life Corp.	1,650,000	35,079
RenaissanceRe Holdings Ltd. (e)	3,100,000	215,729
Symetra Financial Corp.	175,000	2,198
Tower Group, Inc.	325,000	7,430
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Unum Group (e)	15,900,000	$ 387,801
Validus Holdings Ltd.	2,000,812	53,202
		2,070,593
Real Estate Investment Trusts - 0.0%
Kite Realty Group Trust	500,460	2,272
VastNed Offices/Industrial NV	125,000	2,065
		4,337
Real Estate Management & Development - 0.1%
Airport Facilities Co. Ltd.	260,000	1,051
Devine Ltd.	8,500,000	2,241
Relo Holdings Corp. (e)	1,206,500	25,160
Tejon Ranch Co. (a)	310,000	9,948
		38,400
Thrifts & Mortgage Finance - 0.5%
Bank Mutual Corp.	125,000	464
Capitol Federal Financial, Inc.	1,000,000	11,440
Fox Chase Bancorp, Inc. (d)	700,000	9,359
Genworth MI Canada, Inc. (e)	5,650,000	139,919
Hudson City Bancorp, Inc.	1,150,000	9,488
North Central Bancshares, Inc. (e)	134,461	2,372
The PMI Group, Inc. (a)(d)(e)	12,388,300	12,388
WSB Holdings, Inc. (a)	16,329	43
		185,473
TOTAL FINANCIALS		2,638,524
HEALTH CARE - 12.5%
Biotechnology - 0.5%
Amgen, Inc.	3,000,000	164,100
Health Care Equipment & Supplies - 1.7%
Atrion Corp.	10,000	1,991
Exactech, Inc. (a)	399,263	6,823
Hoshiiryou Sanki Co. Ltd. (e)	280,000	7,731
Huvitz Co. Ltd. (e)	900,000	6,308
Immucor, Inc. (a)	500,000	13,250
Kinetic Concepts, Inc. (a)(e)	4,208,173	281,695
Mani, Inc.	335,000	12,575
Medical Action Industries, Inc. (a)(e)	1,634,280	12,453
Microlife Corp.	2,760,000	4,668
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Nakanishi, Inc.	271,300	$ 28,270
Prim SA (e)	1,615,000	12,043
Span-America Medical System, Inc. (e)	269,900	4,167
St. Shine Optical Co. Ltd.	500,200	7,699
Syneron Medical Ltd. (a)(e)	2,450,000	29,694
Techno Medica Co. Ltd.	86	361
Theragenics Corp. (a)(e)	3,304,620	5,651
Top Glove Corp. Bhd	1,500,000	2,726
Utah Medical Products, Inc. (e)	438,418	11,070
Value Added Technlgies Co. Ltd.	650,000	6,319
Young Innovations, Inc. (e)	750,000	21,735
Zimmer Holdings, Inc. (a)	2,000,000	120,040
		597,269
Health Care Providers & Services - 9.2%
Advocat, Inc. (e)	515,287	3,365
Almost Family, Inc. (a)(e)	900,000	22,743
Amedisys, Inc. (a)(d)(e)	2,882,000	74,529
AMERIGROUP Corp. (a)(e)	4,850,000	266,750
AmSurg Corp. (a)(e)	2,350,000	59,761
AS One Corp.	190,000	4,049
Continucare Corp. (a)	600,000	3,792
Corvel Corp. (a)	100,054	4,617
Coventry Health Care, Inc. (a)(e)	14,635,627	468,340
DVx, Inc.	27,100	750
Grupo Casa Saba SA de CV sponsored ADR (a)(d)	1,263,900	20,854
HealthSpring, Inc. (a)(e)	5,100,000	209,304
Healthways, Inc. (a)(e)	1,747,900	26,096
Henry Schein, Inc. (a)	100,000	6,646
LHC Group, Inc. (a)(e)	1,867,500	42,542
LifePoint Hospitals, Inc. (a)	1,900,000	70,490
Lincare Holdings, Inc. (e)	13,453,537	344,276
Medica Sur SA de CV	325,500	674
Mediq NV	25,000	467
MEDNAX, Inc. (a)	100,000	6,816
Patterson Companies, Inc.	3,200,000	98,688
Polska Grupa Farmaceutyczna SA	10,000	158
Psychemedics Corp.	115,000	987
Triple-S Management Corp. (a)(e)	1,957,734	42,228
Tsukui Corp.	314,800	4,454
U.S. Physical Therapy, Inc.	45,000	1,084
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
United Drug PLC:
(Ireland)	9,400,000	$ 31,605
(United Kingdom)	533,719	1,796
UnitedHealth Group, Inc.	23,000,000	1,141,473
Universal American Spin Corp. (a)	1,700,043	16,167
VCA Antech, Inc. (a)	100,000	1,954
Wellcare Health Plans, Inc. (a)	1,150,000	50,428
WellPoint, Inc.	2,250,000	151,988
Win International Co., Ltd. (e)	800,071	6,882
		3,186,753
Health Care Technology - 0.0%
Arrhythmia Research Technology, Inc. (e)	271,041	1,163
ND Software Co. Ltd.	31,000	566
		1,729
Life Sciences Tools & Services - 0.1%
ICON PLC sponsored ADR (a)	1,800,000	40,194
Pharmaceuticals - 1.0%
Aurobindo Pharma Ltd.	30,000	116
Bukwang Pharmaceutical Co. Ltd.	60,000	865
Daewon Pharmaceutical Co. Ltd. (e)	1,290,900	8,779
DongKook Pharmaceutical Co. Ltd.	316,494	4,713
Endo Pharmaceuticals Holdings, Inc. (a)	3,800,000	141,550
Forest Laboratories, Inc. (a)	2,000,000	74,120
Fornix Biosciences NV	260,000	224
Hanmi Holdings Co. Ltd. (a)	99,950	2,636
Ildong Pharmaceutical Co. Ltd. (e)	2,505,065	20,149
Jeil Pharmaceutical Co. (e)	1,112,220	14,980
KunWha Pharmaceutical Co., Ltd. (e)	325,900	3,833
Kwang Dong Pharmaceutical Co. Ltd.	25,000	87
Pacific Pharmaceutical Co. Ltd.	81,000	2,021
Recordati SpA	4,250,000	46,410
Sanofi-Aventis rights (a)	50,000	58
Torii Pharmaceutical Co. Ltd.	620,000	11,858
Whanin Pharmaceutical Co. Ltd. (e)	1,860,000	14,590
Yuyu Pharma, Inc.	255,000	1,758
		348,747
TOTAL HEALTH CARE		4,338,792
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 7.2%
Aerospace & Defense - 0.4%
CAE, Inc. (d)	6,500,000	$ 85,043
Magellan Aerospace Corp. (a)	550,100	2,562
Meggitt PLC	100,000	637
Moog, Inc. Class A (a)	1,250,000	51,188
		139,430
Air Freight & Logistics - 0.3%
Air T, Inc. (e)	244,600	2,184
Kintetsu World Express, Inc.	500,000	17,183
Pacer International, Inc. (a)(e)	1,825,017	9,746
Sinwa Ltd. (a)(e)	21,000,000	2,616
Yusen Logistics Co. Ltd. (e)	4,221,500	67,520
		99,249
Airlines - 0.1%
MAIR Holdings, Inc. (a)(e)	2,000,026	0
Pinnacle Airlines Corp. (a)	859,096	3,428
Republic Airways Holdings, Inc. (a)(d)(e)	3,582,000	15,510
SkyWest, Inc.	1,276,430	16,415
		35,353
Building Products - 0.2%
AAON, Inc.	1,200,000	27,216
Insteel Industries, Inc. (e)	1,000,000	11,460
Kingspan Group PLC (Ireland)	2,300,000	23,133
Kondotec, Inc. (d)(e)	1,000,000	11,733
		73,542
Commercial Services & Supplies - 1.2%
Aeon Delight Co. Ltd.	475,000	10,498
AJIS Co. Ltd. (e)	438,500	7,862
Asia File Corp. Bhd	250,000	330
Avery Dennison Corp.	1,000,000	31,550
Cintas Corp.	1,000,090	32,553
Fursys, Inc. (e)	757,664	19,727
HNI Corp.	370,000	7,737
Industrial Services of America, Inc. (a)(d)	84,200	855
Knoll, Inc. (e)	4,375,000	79,844
M&F Worldwide Corp. (a)	430,207	10,781
Mitie Group PLC (d)(e)	20,025,000	78,797
Moshi Moshi Hotline, Inc.	310,000	5,434
Multi-Color Corp.	625,700	16,850
Nice e-Banking Services (e)	2,500,000	5,454
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Republic Services, Inc.	25,000	$ 726
RPS Group PLC	1,500,000	5,762
Teems, Inc. (a)(e)	124,950	1,452
United Stationers, Inc. (e)	2,431,544	78,028
VICOM Ltd.	3,255,000	9,921
		404,161
Construction & Engineering - 0.7%
Arcadis NV	1,275,000	30,090
Astaldi SpA	100,000	616
Aveng Ltd.	625,000	3,347
Bird Construction, Inc. (d)	25,000	311
Chodai Co. Ltd.	20,500	56
Daiichi Kensetsu Corp. (e)	1,700,000	15,682
Daiwa Densetsu Corp.	10,000	30
Dongyang Engineering & Construction Corp. (e)	289,500	1,538
EMCOR Group, Inc. (a)	949,996	26,524
EPCO Co. Ltd.	50,000	867
Foster Wheeler AG (a)	15,000	407
Granite Construction, Inc. (d)	500,000	11,690
Hanil Construction Co. Ltd. (a)	23,809	67
Heijmans NV unit	10,000	230
Imtech NV	925,000	29,924
Jacobs Engineering Group, Inc. (a)	1,000,000	39,140
Kaneshita Construction Co. Ltd.	681,000	3,061
Kier Group PLC	100,000	2,182
Koninklijke BAM Groep NV	1,800,000	10,190
Kyeryong Construction Industrial Co. Ltd. (e)	893,000	18,380
Meisei Industrial Co. Ltd. (d)	1,250,000	4,060
Mirait Holdings Corp.	2,449,940	20,245
Sanyo Engineering & Construction, Inc.	900,000	3,333
Severfield-Rowen PLC	1,100,000	3,575
Shinnihon Corp. (d)	1,800,000	5,519
Shinsegae Engineering & Construction Co. Ltd. (e)	314,469	4,474
ShoLodge, Inc. (a)(e)	500,627	5
Sterling Construction Co., Inc. (a)	401,125	5,134
Tutor Perini Corp.	750,000	11,835
United Integration Services Co. Ltd.	2,100,000	2,309
Vianini Lavori SpA	675,000	3,955
		258,776
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.5%
Aichi Electric Co. Ltd.	1,000,000	$ 3,560
Aros Quality Group AB	643,485	5,983
AZZ, Inc. (e)	1,110,000	55,533
Canare Electric Co. Ltd.	160,000	2,565
Chiyoda Integre Co. Ltd.	530,000	7,458
Deswell Industries, Inc.	495,000	1,450
Dynapack International Technology Corp.	400,000	1,974
Fushi Copperweld, Inc. (a)(e)	2,932,800	20,735
FW Thorpe PLC	504,300	6,664
Global Power Equipment Group, Inc. (a)	10,000	260
Graphite India Ltd.	2,200,000	4,379
I-Sheng Electric Wire & Cable Co. Ltd. (e)	11,000,000	13,902
Jinpan International Ltd. (d)	382,640	4,718
Korea Electric Terminal Co. Ltd. (e)	700,000	18,591
Nexans SA (d)	200,000	17,323
PK Cables OY	250,000	5,421
Prysmian SpA	425,000	7,884
Servotronics, Inc.	50,000	442
Universal Security Instruments, Inc. (a)(e)	241,255	1,575
		180,417
Industrial Conglomerates - 1.1%
DCC PLC (Ireland) (e)	8,310,000	224,715
Reunert Ltd.	1,175,000	10,446
Seaboard Corp.	49,000	128,135
		363,296
Machinery - 1.2%
Aalberts Industries NV (e)	8,000,000	156,502
Actuant Corp. Class A	250,000	6,178
ASL Marine Holdings Ltd.	17,500,000	8,793
Charter International PLC	50,000	657
CKD Corp. (e)	5,525,000	47,666
Foremost Income Fund (e)	2,141,103	14,343
Gencor Industries, Inc. (a)	283,103	2,191
Hardinge, Inc.	240,935	2,638
Hurco Companies, Inc. (a)(e)	631,800	18,588
Hwacheon Machine Tool Co. Ltd. (e)	219,900	15,622
Ihara Science Corp. (e)	865,000	7,429
Industrea Ltd.	50,000	65
Inoue Kinzoku Kogyo Co. Ltd. (e)	1,082,000	6,045
Jaya Holdings Ltd. (a)(e)	74,670,000	35,036
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Kyowakogyosyo Co.,Ltd. (d)	140,000	$ 1,584
NACCO Industries, Inc. Class A	310,000	28,173
Nadex Co. Ltd. (e)	650,000	2,255
Nichidai Corp.	150,000	653
Nitta Corp.	75,000	1,517
Oshkosh Truck Corp. (a)	200,000	4,964
S&T Holdings Co. Ltd.	700,020	10,358
Semperit AG Holding	550,000	26,766
Takamatsu Machinery Co., Ltd.	105,000	557
Takeuchi Manufacturing Co. Ltd. (a)	270,000	2,842
Tocalo Co. Ltd.	560,000	13,206
Trifast PLC (a)(e)	4,459,000	3,532
Trinity Industrial Corp.	662,000	2,752
		420,912
Marine - 0.0%
Excel Maritime Carriers Ltd. (a)(d)	150,000	387
Tokyo Kisen Co. Ltd. (e)	1,000,000	6,756
		7,143
Professional Services - 0.7%
Akka Technologies SA	5,000	150
Boardroom Ltd.	3,000,000	1,345
Clarius Group Ltd.	4,142,382	2,731
Corporate Executive Board Co.	200,000	8,130
CRA International, Inc. (a)(e)	600,000	16,128
en-japan, Inc.	6,100	8,235
Equifax, Inc.	3,000,000	103,080
Hyder Consulting PLC	609,800	4,321
RCM Technologies, Inc. (a)(e)	1,299,917	7,189
SmartPros Ltd.	125,000	274
Stantec, Inc. (a)	2,600,000	74,103
Synergie SA	210,684	3,854
Temp Holdings Co., Ltd.	325,000	3,011
VSE Corp.	167,400	3,524
		236,075
Road & Rail - 0.3%
Alps Logistics Co. Ltd. (e)	1,723,700	17,312
Contrans Group, Inc.:
(sub. vtg.) (f)	130,000	1,157
Class A	1,100,000	9,786
Hamakyorex Co. Ltd. (e)	510,000	17,487
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
Hutech Norin Co. Ltd. (e)	1,043,700	$ 9,221
Sakai Moving Service Co. Ltd. (e)	778,000	16,901
Trancom Co. Ltd. (e)	1,032,400	21,865
Universal Truckload Services, Inc. (a)	474,513	7,545
US 1 Industries, Inc. (a)(e)	1,362,000	1,907
Vitran Corp., Inc. (a)	500,000	5,150
		108,331
Trading Companies & Distributors - 0.4%
AddTech AB (B Shares)	460,000	12,721
Grafton Group PLC unit	6,700,017	28,014
Hanwa Co. Ltd.	3,500,000	15,507
Houston Wire & Cable Co. (d)(e)	925,000	14,717
KS Energy Services Ltd. (a)	14,200,000	12,500
Otec Corp.	125,000	853
Parker Corp. (e)	2,400,000	5,925
Richelieu Hardware Ltd.	350,000	10,019
Senshu Electric Co. Ltd. (e)	1,080,000	15,436
Strongco Corp. (a)(e)	1,025,288	5,688
Tanaka Co. Ltd.	100,000	709
TECHNO ASSOCIE CO., LTD.	180,000	1,539
Totech Corp. (d)	200,000	876
Uehara Sei Shoji Co. Ltd.	1,100,000	4,659
Wakita & Co. Ltd.	650,000	3,733
Yamazen Co. Ltd.	1,050,000	8,022
		140,918
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd. (e)	1,575,000	8,615
Meiko Transportation Co. Ltd.	905,000	9,019
		17,634
TOTAL INDUSTRIALS		2,485,237
INFORMATION TECHNOLOGY - 15.7%
Communications Equipment - 0.9%
Aastra Technologies Ltd. (e)	1,175,000	22,728
Bel Fuse, Inc. Class A	315,000	6,533
Black Box Corp. (e)	1,606,839	45,779
Blonder Tongue Laboratories, Inc. (a)	152,040	252
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	2,202,137	9,447
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc.	3,600,000	$ 57,492
ClearOne Communications, Inc. (a)(e)	455,495	2,423
Comtech Telecommunications Corp.	1,225,000	33,014
Ditech Networks, Inc. (a)(e)	1,820,000	2,002
NEC Mobiling Ltd.	300,000	10,704
Nera Telecommunications Ltd.	9,000,000	2,728
NETGEAR, Inc. (a)	1,200,000	39,492
Optical Cable Corp.	300,000	1,182
TKH Group NV unit	3,000,000	87,073
		320,849
Computers & Peripherals - 2.5%
Compal Electronics, Inc.	153,500,000	198,785
Logitech International SA (a)	25,000	240
Logitech International SA (Reg.) (a)	7,600,000	73,226
Pinnacle Technology Holdings Ltd.	4,500,000	6,196
Rimage Corp. (e)	941,192	13,948
Roland DG Corp.	210,000	2,936
Seagate Technology (e)	30,700,000	426,423
Super Micro Computer, Inc. (a)(e)	2,200,500	31,005
Synaptics, Inc. (a)	175,000	4,300
TPV Technology Ltd.	58,500,000	29,198
Western Digital Corp. (a)	1,025,000	35,322
Xyratex Ltd. (e)	3,102,900	29,571
		851,150
Electronic Equipment & Components - 3.6%
A&D Co. Ltd. (d)(e)	1,650,000	8,254
Beijer Electronics AB	124,691	1,358
CNB Technology, Inc.	110,000	813
Delta Electronics PCL (For. Reg.)	25,000,000	22,880
DigiTech Systems Co., Ltd. (a)	280,000	3,227
Elec & Eltek International Co. Ltd.	1,800,000	6,606
Elematec Corp. (e)	1,810,000	25,798
Excel Co. Ltd. (e)	909,800	9,516
Fabrinet (a)	40,000	616
Hanla Ims Co. Ltd.	10,518	53
Hi-P International Ltd.	20,000,000	15,364
Hon Hai Precision Industry Co. Ltd. (Foxconn)	118,800,000	338,547
Huan Hsin Holdings Ltd. (a)	7,200,000	909
Image Sensing Systems, Inc. (a)(e)	361,800	3,868
Insight Enterprises, Inc. (a)	1,600,127	26,930
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Intelligent Digital Integrated Security Co., Ltd. (e)	1,001,800	$ 16,724
INTOPS Co. Ltd. (e)	859,900	16,149
Jurong Technologies Industrial Corp. Ltd. (a)	29,873,347	0
Kingboard Chemical Holdings Ltd.	41,000,000	194,905
Kingboard Chemical Holdings Ltd. warrants 10/31/12 (a)	4,100,000	1,999
Kingboard Laminates Holdings Ltd.	9,000,000	5,393
KITAGAWA INDUSTRIES CO., LTD.	100,000	1,299
Mesa Laboratories, Inc. (e)	317,500	10,712
Metrologic Group	5,137	167
Multi-Fineline Electronix, Inc. (a)	160,000	3,250
Muramoto Electronic Thailand PCL (For. Reg.)	1,700,000	13,303
Nippo Ltd. (e)	797,000	5,229
Orbotech Ltd. (a)(e)	3,100,000	34,813
Posiflex Technologies, Inc.	1,801,629	3,381
ScanSource, Inc. (a)(e)	2,000,000	73,900
SED International Holdings, Inc. (a)(e)	475,000	2,328
Shibaura Electronics Co. Ltd. (e)	777,800	16,372
Shinko Shoji Co. Ltd.	50,000	403
Sigmatron International, Inc. (a)(e)	381,880	1,833
SMART Modular Technologies (WWH), Inc. (a)(e)	6,200,000	55,800
Store Electronic Systems SA (a)	21,950	360
SYNNEX Corp. (a)(e)	3,498,500	99,078
Taitron Components, Inc. Class A (sub. vtg.) (a)	359,023	377
Tessco Technologies, Inc.	70,000	1,040
Tomen Devices Corp. (e)	542,500	13,970
Tomen Electronics Corp. (e)	1,492,400	19,449
Venture Corp. Ltd. (e)	23,000,000	150,513
VST Holdings Ltd. (a)(e)	89,292,000	22,684
Winland Electronics, Inc. (a)(e)	300,700	189
Wireless Telecom Group, Inc. (a)(e)	1,767,712	1,414
XAC Automation Corp. (e)	9,430,000	10,612
		1,242,385
Internet Software & Services - 1.3%
AhnLab, Inc.	200,000	4,505
Daou Technology, Inc.	1,581,290	14,774
DeNA Co. Ltd.	305,000	15,237
eBay, Inc. (a)	7,500,000	245,625
Gabia, Inc.	610,000	1,854
Gurunavi, Inc. (d)	235,000	2,421
j2 Global Communications, Inc. (e)	3,760,000	100,542
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Jorudan Co. Ltd.	150,000	$ 1,148
Macromill, Inc.	5,000	55
Meetic (a)(e)	1,620,000	34,822
Melbourne IT Ltd. (e)	8,050,000	15,654
Monster Worldwide, Inc. (a)	75,000	881
NetGem SA	1,000,000	4,641
Rentabiliweb Group SA	75,000	1,042
Softbank Technology Corp. (e)	697,000	5,796
The Stanley Gibbons Group PLC	768,429	2,182
UANGEL Corp. (e)	1,200,000	3,887
United Internet AG	50,000	1,018
Web.com, Inc. (a)	146,554	1,274
		457,358
IT Services - 3.5%
Accenture PLC Class A	400,000	23,656
ALTEN	555,000	20,734
Amdocs Ltd. (a)	8,014,400	252,694
Argo Graphics, Inc. (e)	526,500	7,060
Calian Technologies Ltd. (e)	778,500	16,460
Cielo SA	40,000	1,111
Computer Services, Inc.	190,600	5,718
Convergys Corp. (a)	750,000	9,330
CSE Global Ltd. (e)	46,527,000	46,560
Data#3 Ltd.	30,000	449
EOH Holdings Ltd. (e)	8,322,000	27,526
Groupe Steria SCA	1,005	25
Heartland Payment Systems, Inc. (e)	3,600,000	75,744
HIQ International AB	900,000	5,064
Indra Sistemas (d)(e)	16,413,000	326,153
Jack Henry & Associates, Inc.	1,800,432	52,123
Know IT AB (e)	1,650,000	16,521
ManTech International Corp. Class A	125,000	5,100
Mastek Ltd. (e)	2,025,000	5,105
Matsushita Electric Works Information Systems Co. Ltd.	500,000	13,740
NCI, Inc. Class A (a)	180,336	3,874
NeuStar, Inc. Class A (a)	360,000	9,374
Patni Computer Systems Ltd. sponsored ADR	413,566	5,984
Rolta India Ltd.	2,699,942	7,109
SAIC, Inc. (a)	2,250,000	36,068
SinoCom Software Group Ltd. (e)	73,000,000	6,744
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Softcreate Co., Ltd.	110,500	$ 1,673
Syntel, Inc.	375,000	20,614
The Western Union Co.	100,000	1,941
Total System Services, Inc. (e)	11,500,000	214,015
		1,218,269
Office Electronics - 0.3%
Xerox Corp.	10,000,000	93,300
Semiconductors & Semiconductor Equipment - 0.9%
Alpha & Omega Semiconductor Ltd. (a)	1,022,550	11,493
Axell Corp. (d)(e)	925,000	19,494
Diodes, Inc. (a)(e)	3,850,000	90,668
Gennum Corp. (e)	3,050,000	22,347
KEC Holdings Co. Ltd. (a)(e)	1,399,999	2,164
Lasertec Corp.	362,000	5,042
Leeno Industrial, Inc.	175,000	3,950
MediaTek, Inc.	500,000	4,475
Melexis NV (e)	3,350,000	52,033
Miraial Co. Ltd.	216,900	4,532
Nextchip Co. Ltd. (e)	1,070,110	11,672
Novatek Microelectronics Corp.	1,675,000	4,680
Powertech Technology, Inc.	9,460,000	27,155
Sporton International, Inc. (e)	6,426,000	15,308
Sunplus Technology Co. Ltd. (a)	7,000,000	3,575
Telechips, Inc. (e)	1,058,800	5,754
Tessera Technologies, Inc. (a)	500,000	7,855
Trio-Tech International (a)(e)	322,543	1,145
UKC Holdings Corp. (e)	1,570,000	16,727
Varitronix International Ltd. (e)	16,500,000	10,543
Y. A. C. Co., Ltd.	300,000	3,391
		324,003
Software - 2.7%
AdaptIT Holdings Ltd.	2,655,403	270
ANSYS, Inc. (a)(e)	5,100,000	258,060
Axway Software SA (a)	5,000	130
Cybernet Systems Co. Ltd. (e)	20,500	5,380
Descartes Systems Group, Inc. (a)	5,000	34
DTS Corp.	200,000	2,250
ebix.com, Inc. (a)(d)(e)	2,110,000	41,546
Exact Holdings NV	725,000	21,501
Geodesic Ltd. (e)	4,873,000	7,115
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
ICSA (India) Ltd.	1,599,999	$ 3,310
ICT Automatisering NV (d)(e)	874,000	5,436
IGE + XAO SA	30,000	1,078
Infomedia Ltd. (e)	16,200,000	4,183
init innovation in traffic systems AG	10,000	285
KSK Co., Ltd. (e)	611,200	4,249
MICROS Systems, Inc. (a)	100,036	4,899
Microsoft Corp.	5,000,000	137,000
Net 1 UEPS Technologies, Inc. (a)	550,000	4,340
NSD Co. Ltd.	250,000	2,160
Nucleus Software Exports Ltd.	1,050,000	1,753
Oracle Corp.	13,000,000	397,540
Playtech Ltd.	10,000	62
Pro-Ship, Inc.	130,100	2,559
Progress Software Corp. (a)	528,300	12,732
Sage Group PLC	650,000	2,928
Shanda Games Ltd. sponsored ADR (a)	200,000	1,200
Societe Pour L'Informatique Industrielle SA (e)	1,143,872	9,566
SWORD Group (e)	571,130	14,172
Vitec Software Group AB	9,000	92
Zensar Technologies Ltd.	300,000	988
		946,818
TOTAL INFORMATION TECHNOLOGY		5,454,132
MATERIALS - 3.7%
Chemicals - 2.4%
Aditya Birla Chemicals India Ltd. (e)	2,338,600	6,774
American Vanguard Corp.	1,200,000	16,392
C. Uyemura & Co. Ltd. (e)	653,800	29,052
Chase Corp. (e)	894,586	12,542
Core Molding Technologies, Inc. (a)	314,306	2,857
Deepak Fertilisers and Petrochemicals Corp. Ltd. (e)	6,900,026	25,393
Deepak Nitrite Ltd. (e)	652,891	3,120
EcoGreen Fine Chemical Group Ltd. (e)	44,806,000	15,177
FMC Corp.	2,000,000	175,140
Fujikura Kasei Co., Ltd. (e)	3,271,600	18,363
Gujarat Narmada Valley Fertilizers Co.	3,850,000	8,778
Gujarat State Fertilizers & Chemicals Ltd.	2,450,000	22,245
Honshu Chemical Industry Co., Ltd. (e)	800,000	6,746
Innospec, Inc. (a)(e)	1,350,000	43,362
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
KPC Holdings Corp.	43,478	$ 2,301
Kpx Chemical Co. Ltd.	163,083	9,451
Miwon Chemicals Co. Ltd. (a)	36,485	817
Miwon Commercial Co. Ltd.	13,552	1,446
Muto Seiko Co. Ltd.	150,000	994
OM Group, Inc. (a)(e)	2,350,000	85,258
SK Kaken Co. Ltd.	390,000	15,404
Soda Aromatic Co. Ltd.	52,500	501
Soken Chemical & Engineer Co. Ltd. (e)	805,000	8,671
Spartech Corp. (a)	102,000	587
T&K Toka Co. Ltd. (e)	700,000	9,277
Thai Carbon Black PCL (For. Reg.)	11,600,000	11,006
Thai Rayon PCL (For. Reg.)	3,200,000	8,920
Yara International ASA	4,750,000	272,240
Yip's Chemical Holdings Ltd. (e)	31,002,000	36,118
		848,932
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (a)	850,700	4,354
JK Cement Ltd.	150,000	362
Mitani Sekisan Co. Ltd. (e)	1,290,500	9,222
Titan Cement Co. SA (Reg.)	575,000	11,839
		25,777
Containers & Packaging - 0.5%
Chuoh Pack Industry Co. Ltd. (e)	406,000	4,932
Kohsoku Corp. (e)	2,097,300	17,113
Silgan Holdings, Inc.	2,600,000	100,828
Starlite Holdings Ltd.	3,000,000	150
The Pack Corp. (e)	1,730,000	28,502
Vidrala SA	110,000	3,186
		154,711
Metals & Mining - 0.7%
Alconix Corp. (d)(e)	610,000	17,429
Blue Earth Refineries, Inc. (a)	274,309	137
Chubu Steel Plate Co. Ltd.	500,000	3,060
Compania de Minas Buenaventura SA sponsored ADR	3,000,000	122,820
Hill & Smith Holdings PLC	1,650,600	10,005
Horsehead Holding Corp. (a)(e)	2,300,000	25,691
Korea Steel Shapes Co. Ltd.	42,000	2,581
Orosur Mining, Inc. (a)	2,878,300	3,645
Orvana Minerals Corp. (a)(d)	1,350,000	2,868
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Pacific Metals Co. Ltd.	4,000,000	$ 29,936
Sherritt International Corp.	1,650,000	10,310
Terra Nova Royalty Corp.	36,538	284
Tohoku Steel Co. Ltd. (e)	595,000	7,344
Tokyo Kohtetsu Co. Ltd.	125,000	836
Tokyo Tekko Co. Ltd. (e)	4,600,000	12,970
Webco Industries, Inc. (a)	9,122	1,168
Yamato Kogyo Co. Ltd.	258,000	7,780
		258,864
Paper & Forest Products - 0.0%
Gunns Ltd. (a)	750,000	206
Stella-Jones, Inc.	35,000	1,351
Stella-Jones, Inc. (a)	165,000	6,371
		7,928
TOTAL MATERIALS		1,296,212
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Atlantic Tele-Network, Inc. (e)	1,338,800	50,566
Wireless Telecommunication Services - 0.1%
Okinawa Cellular Telephone Co.	209	482
SK Telecom Co. Ltd. sponsored ADR (d)	1,875,000	29,850
		30,332
TOTAL TELECOMMUNICATION SERVICES		80,898
UTILITIES - 0.2%
Electric Utilities - 0.1%
PPL Corp.	1,000,000	27,900
Gas Utilities - 0.1%
Hokuriku Gas Co.	1,600,000	4,428
Keiyo Gas Co. Ltd.	606,000	2,968
KyungDong City Gas Co. Ltd.	153,670	8,410
Otaki Gas Co. Ltd.	725,000	3,777
UGI Corp.	200,000	6,060
		25,643
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.0%
Drax Group PLC	750,000	$ 6,587
Mega First Corp. Bhd (e)	22,662,000	12,838
		19,425
TOTAL UTILITIES		72,968
TOTAL COMMON STOCKS (Cost $20,056,603)		29,969,264
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.3%
Johnson Controls, Inc. 11.50%	500,000	90,720
Automobiles - 0.1%
General Motors Co. 4.75%	1,000,000	46,210
TOTAL CONSUMER DISCRETIONARY		136,930
FINANCIALS - 0.0%
Commercial Banks - 0.0%
East West Bancorp, Inc. Series A, 8.00%	3,195	4,441
TOTAL CONVERTIBLE PREFERRED STOCKS		141,371
Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Hite Holdings Co. Ltd.	48,534	449
Food Products - 0.0%
Nam Yang Dairy Products	4,917	1,418
TOTAL CONSUMER STAPLES		1,867
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Pacific Pharmaceutical Co. Ltd.	15,000	398
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
MATERIALS - 0.0%
Construction Materials - 0.0%
Buzzi Unicem SpA (Risparmio Shares)	1,250,000	$ 7,680
TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,945
TOTAL PREFERRED STOCKS (Cost $88,659)		151,316
Convertible Bonds - 0.1%
	Principal Amount (000s)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
USEC, Inc. 3% 10/1/14	$ 37,150	26,763
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Textron, Inc. 4.5% 5/1/13	8,170	14,953
TOTAL CONVERTIBLE BONDS (Cost $43,085)		41,716
Money Market Funds - 15.1%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	4,735,165,043	4,735,165
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	510,881,149	510,881
TOTAL MONEY MARKET FUNDS (Cost $5,246,046)		5,246,046
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $25,434,393)		35,408,342
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(615,082)
NET ASSETS - 100%		$ 34,793,260
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,117,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,130,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Bank of Ireland	7/29/11	$ 21,089
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 6,556
Fidelity Securities Lending Cash Central Fund	6,397
Total	$ 12,953
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A&D Co. Ltd.	$ 8,152	$ -	$ -	$ 131	$ 8,254
Aalberts Industries NV	70,048	68,566	-	2,882	156,502
Aastra Technologies Ltd.	6,692	17,744	-	723	22,728
Abbey PLC	20,393	-	-	379	24,817
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Abercrombie & Fitch Co. Class A	$ 329,874	$ -	$ 154,605	$ 5,675	$ 475,280
Adams Resources & Energy, Inc.	8,856	-	2,121	228	8,983
Aditya Birla Chemicals India Ltd.	2,313	3,788	-	26	6,774
Advocat, Inc.	2,662	41	397	125	3,365
Aeropostale, Inc.	67,521	122,703	-	-	137,784
Air T, Inc.	2,457	15	-	61	2,184
AJIS Co. Ltd.	6,926	-	-	225	7,862
Alabama Aircraft Industries, Inc.	289	-	47	-	-
Alconix Corp.	-	15,866	-	85	17,429
Almost Family, Inc.	4,205	20,235	-	-	22,743
Alps Logistics Co. Ltd.	17,651	-	-	676	17,312
Ambassadors Group, Inc.	6,158	7,534	-	230	10,479
Amedisys, Inc.	75,024	675	-	-	74,529
American HomePatient, Inc.	677	-	688	-	-
American Vanguard Corp.	10,688	3,579	6,803	81	-
AMERIGROUP Corp.	178,334	-	8,427	-	266,750
AmSurg Corp.	43,107	-	77	-	59,761
ANSYS, Inc.	229,245	-	-	-	258,060
AOC Holdings, Inc.	27,634	1,582	-	444	46,614
Arctic Cat, Inc.	12,143	-	6,390	-	13,184
Argo Graphics, Inc.	5,721	141	-	293	7,060
ARK Restaurants Corp.	4,517	-	750	345	4,545
Arrhythmia Research Technology, Inc.	1,355	-	-	49	1,163
Arts Optical International Holdings Ltd.	9,443	6,144	-	476	13,730
Assurant, Inc.	207,892	12,232	23,511	3,542	190,567
ASTI Corp.	5,355	-	-	189	5,051
Atlantic Tele-Network, Inc.	59,858	-	-	1,178	50,566
Axell Corp.	19,661	7,674	-	1,345	19,494
Axis Capital Holdings Ltd.	247,022	6,953	-	7,173	259,741
AZZ, Inc.	48,318	-	-	1,110	55,533
Barratt Developments PLC	126,805	-	-	-	135,826
Basic Energy Services, Inc.	24,362	-	22,288	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Belc Co. Ltd.	$ 21,168	$ -	$ -	$ 698	$ 30,030
Belluna Co. Ltd.	24,489	-	-	858	35,517
Bellway PLC	68,394	-	-	1,247	81,530
Benihana, Inc.	4,400	-	4,836	-	-
Benihana, Inc. Class A (sub. vtg.)	3,452	-	5,320	-	-
Big 5 Sporting Goods Corp.	2,748	22,984	-	285	18,137
Black Box Corp.	60,302	188	13,189	419	45,779
Blyth, Inc.	35,156	-	5,985	1,067	50,355
BMTC Group, Inc. Class A (sub. vtg.)	122,011	-	-	1,188	132,588
Brinker International, Inc.	161,255	235	58,806	5,209	184,954
C. Uyemura & Co. Ltd.	27,497	957	-	409	29,052
Cal Dive International, Inc.	59	39,481	-	-	36,287
Calian Technologies Ltd.	13,632	-	-	622	16,460
Career Education Corp.	112,378	3,089	1,349	-	106,643
Cascade Corp.	37,301	1,556	47,508	175	-
Cathay General Bancorp	48,510	-	-	165	57,173
CE Franklin Ltd.	9,036	187	233	-	13,509
CEC Entertainment, Inc.	75,539	-	6,642	800	77,400
Center Financial Corp.	11,223	70	-	-	13,462
Chase Corp.	11,995	624	-	302	12,542
Chime Communications PLC	11,617	634	-	436	18,690
Chuoh Pack Industry Co. Ltd.	1,816	1,979	-	132	4,932
Citi Trends, Inc.	-	23,895	-	-	15,755
CKD Corp.	36,338	201	-	867	47,666
ClearOne Communications, Inc.	3,032	-	3,751	-	2,423
Clip Corp.	2,676	6	-	150	3,958
Columbus McKinnon Corp. (NY Shares)	19,504	655	25,728	-	-
Cosmos Pharmaceutical Corp.	46,118	2,286	-	760	88,625
Coventry Health Care, Inc.	289,015	1,339	-	-	468,340
CRA International, Inc.	12,492	1,628	4,080	-	16,128
Craftmade International, Inc.	3,278	-	-	-	1,710
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Create SD Holdings Co. Ltd.	$ 42,372	$ 1,586	$ -	$ 1,067	$ 46,318
CSE Global Ltd.	28,135	6,434	-	1,468	46,560
Cybernet Systems Co. Ltd.	6,540	-	-	127	5,380
D.R. Horton, Inc.	267,786	-	3,879	3,623	285,120
Daewon Pharmaceutical Co. Ltd.	6,931	-	-	184	8,779
Daiichi Kensetsu Corp.	13,283	469	-	338	15,682
DCC PLC (Ireland)	204,161	-	-	8,608	224,715
Deepak Fertilisers and Petrochemicals Corp. Ltd.	16,440	6,063	-	776	25,393
Deepak Nitrite Ltd.	1,525	1,294	-	88	3,120
Delta Apparel, Inc.	12,587	-	-	-	16,763
Deswell Industries, Inc.	3,327	-	1,192	69	-
Diodes, Inc.	65,420	3,592	-	-	90,668
Ditech Networks, Inc.	2,684	-	495	-	2,002
Divestco, Inc.	3,349	-	-	2,263	563
Dongyang Engineering & Construction Corp.	2,068	837	-	99	1,538
Dorel Industries, Inc. Class B (sub. vtg.)	75,260	34,704	-	1,478	-
ebix.com, Inc.	29,234	7,240	-	-	41,546
EcoGreen Fine Chemical Group Ltd.	11,445	1,019	-	268	15,177
Educational Development Corp.	2,074	-	-	197	2,070
Elematec Corp.	19,478	1,971	-	784	25,798
ELMOS Semiconductor AG	12,533	-	14,524	-	-
Endurance Specialty Holdings Ltd.	100,334	-	-	2,860	105,924
EOH Holdings Ltd.	5,112	10,913	-	260	27,526
Exactech, Inc.	11,046	321	5,585	-	-
Excel Co. Ltd.	10,590	-	-	306	9,516
Farstad Shipping ASA	67,630	15,763	1,269	1,773	95,693
Federal Screw Works	443	-	-	-	803
First Juken Co. Ltd.	6,017	8,287	-	334	12,999
Folli Follie Group (formerly Folli Follie SA)	43,160	7,538	-	264	44,972
Food Empire Holdings Ltd.	13,226	-	-	450	16,474
Foremost Income Fund	12,081	-	-	543	14,343
Fornix Biosciences NV	2,817	-	677	2,409	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fossil, Inc.	$ 261,360	$ -	$ 389,718	$ -	$ -
Fresh Del Monte Produce, Inc.	132,540	-	-	954	155,881
Fujikura Kasei Co., Ltd.	17,754	2,431	-	474	18,363
Fursys, Inc.	15,635	3,972	-	331	19,727
Fushi Copperweld, Inc.	6,218	17,000	-	-	20,735
Fyffes PLC (Ireland)	15,484	-	-	809	19,915
GameStop Corp. Class A	108,270	46,887	-	-	186,282
Gennum Corp.	18,864	2,248	-	362	22,347
Genworth MI Canada, Inc.	148,054	-	4,146	4,864	139,919
Geodesic Ltd.	7,122	3,044	-	228	7,115
Gildan Activewear, Inc.	353,855	-	47,101	1,408	299,770
Glentel, Inc.	15,891	-	541	763	38,269
Goodfellow, Inc.	9,204	-	-	291	9,419
Group 1 Automotive, Inc.	49,896	-	49,272	341	-
Gulliver International Co. Ltd.	49,176	347	-	1,040	49,218
Halows Co. Ltd.	9,822	1,603	-	171	13,566
Hamakyorex Co. Ltd.	-	14,660	-	83	17,487
Hampshire Group Ltd.	4,186	-	-	-	3,404
Handsome Co. Ltd.	33,677	-	-	675	65,046
Hankook Shell Oil Co. Ltd.	10,387	-	303	899	13,738
Hardinge, Inc.	5,129	-	4,701	10	-
Health Net, Inc.	153,075	-	181,660	-	-
HealthSpring, Inc.	90,240	5,543	-	-	209,304
Healthways, Inc.	24,432	398	-	-	26,096
Heartland Payment Systems, Inc.	41,817	14,790	819	351	75,744
Helen of Troy Ltd.	67,807	455	-	-	91,913
Henry Boot PLC	15,208	-	-	613	24,054
Hiday Hidaka Corp.	-	13,136	-	89	14,211
Holidaybreak PLC	3,256	19,065	-	820	35,171
Honeys Co. Ltd.	31,038	-	3,002	278	18,844
Honshu Chemical Industry Co., Ltd.	3,645	771	-	137	6,746
Hornbeck Offshore Services, Inc.	22,299	11,296	-	-	52,618
Horsehead Holding Corp.	20,299	-	5,571	-	25,691
Hoshiiryou Sanki Co. Ltd.	5,419	886	-	119	7,731
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Houston Wire & Cable Co.	$ 10,358	$ 889	$ -	$ 307	$ 14,717
HTL International Holdings Ltd.	13,084	-	-	1,403	10,959
Hurco Companies, Inc.	10,858	-	357	-	18,588
Hutech Norin Co. Ltd.	8,828	-	-	234	9,221
Huvitz Co. Ltd.	-	3,876	-	22	6,308
Hwacheon Machine Tool Co. Ltd.	6,805	-	-	160	15,622
I A Group Corp.	1,330	2,689	-	105	5,086
I-Sheng Electric Wire & Cable Co. Ltd.	5,447	12,847	-	1,066	13,902
ICT Automatisering NV	4,729	-	-	310	5,436
Ihara Science Corp.	4,876	1,826	-	141	7,429
Ildong Pharmaceutical Co. Ltd.	15,483	-	-	256	20,149
Image Sensing Systems, Inc.	4,214	146	-	-	3,868
Indra Sistemas	169,160	107,434	-	12,889	326,153
Infomedia Ltd.	277	3,710	-	131	4,183
Innospec, Inc.	22,275	-	14,219	-	43,362
Inoue Kinzoku Kogyo Co. Ltd.	3,731	-	-	91	6,045
Insteel Industries, Inc.	9,458	3,818	6,217	158	11,460
Intage, Inc.	20,265	-	-	592	22,715
Intelligent Digital Integrated Security Co., Ltd.	12,610	12	-	183	16,724
Inter Parfums, Inc.	32,283	-	22,967	293	-
INTOPS Co. Ltd.	14,650	-	-	188	16,149
INZI Controls Co. Ltd.	5,524	-	-	111	13,056
Isewan Terminal Service Co. Ltd.	6,779	-	-	353	8,615
j2 Global Communications, Inc.	88,563	8,324	8,485	-	100,542
Jack in the Box, Inc.	135,518	-	-	-	149,248
Jackson Hewitt Tax Service, Inc.	2,409	-	136	-	-
JAKKS Pacific, Inc.	44,076	-	-	-	48,740
Jaya Holdings Ltd.	33,957	2,179	-	-	35,036
Jeil Pharmaceutical Co.	7,004	4,872	-	58	14,980
JLM Couture, Inc.	296	-	-	-	306
Jos. A. Bank Clothiers, Inc.	107,091	-	-	-	140,461
Jumbo SA	59,628	25,715	-	1,671	77,604
KEC Holdings Co. Ltd.	2,285	-	-	-	2,164
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kinetic Concepts, Inc.	$ 94,288	$ 54,204	$ -	$ -	$ 281,695
Knoll, Inc.	65,717	53	6,230	1,090	79,844
Know IT AB	7,144	6,916	-	629	16,521
Kohsoku Corp.	14,225	3,300	-	398	17,113
Kondotec, Inc.	6,908	-	-	291	11,733
Korea Electric Terminal Co. Ltd.	11,541	-	-	156	18,591
KSK Co., Ltd.	3,420	1,012	-	80	4,249
KunWha Pharmaceutical Co., Ltd.	3,325	9	-	142	3,833
Kyeryong Construction Industrial Co. Ltd.	10,684	-	-	195	18,380
Kyoto Kimono Yuzen Co. Ltd.	10,797	4,788	-	589	17,516
LHC Group, Inc.	7,817	38,639	-	-	42,542
LifePoint Hospitals, Inc.	95,821	-	43,191	-	-
Lincare Holdings, Inc.	319,656	-	-	10,763	344,276
M/I Homes, Inc.	19,026	-	-	-	20,378
MAIR Holdings, Inc.	0	-	-	-	0
MarineMax, Inc.	10,833	-	-	-	13,099
Maruzen Co., Ltd.	7,313	2,893	-	258	12,278
Mastek Ltd.	11,403	-	-	55	5,105
McCormick & Schmick's Seafood Restaurants	8,613	-	8,400	-	-
Medical Action Industries, Inc.	22,390	-	-	-	12,453
Meetic	28	35,165	-	-	34,822
Mega First Corp. Bhd	9,001	3,130	-	399	12,838
Melbourne IT Ltd.	3,932	11,166	-	794	15,654
Melexis NV	41,290	926	-	1,172	52,033
Mesa Laboratories, Inc.	7,604	-	-	149	10,712
Metro, Inc. Class A (sub. vtg.)	467,028	-	-	6,708	541,717
Michang Oil Industrial Co. Ltd.	6,785	-	-	254	8,330
Miller Industries, Inc.	8,290	-	8,891	-	-
Mitani Sekisan Co. Ltd.	5,454	2,020	-	120	9,222
Mitie Group PLC	49,777	15,444	-	2,791	78,797
Molina Healthcare, Inc.	38,753	-	52,691	-	-
Monarch Casino & Resort, Inc.	13,845	461	-	-	15,593
Motonic Corp.	24,887	-	-	722	29,703
Movado Group, Inc.	20,499	-	15,133	84	-
Mr. Bricolage SA	8,777	5,396	-	432	13,440
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Murakami Corp.	$ 8,302	$ -	$ -	$ 126	$ 9,004
Nadex Co. Ltd.	2,444	198	-	73	2,255
Nafco Co. Ltd.	19,918	12,086	-	556	35,732
National Interstate Corp.	21,055	4,117	477	342	25,099
NBTY, Inc.	247,896	-	252,599	-	-
NETGEAR, Inc.	84,824	-	87,582	-	-
New Frontier Media, Inc.	3,178	-	-	-	2,729
Next PLC	380,200	176,068	5,143	19,040	649,150
Nextchip Co. Ltd.	1,841	5,033	-	50	11,672
Nice e-Banking Services	-	6,880	-	77	5,454
Nice Information Servic Co. Ltd.	4,677	2,703	-	20	-
Nippo Ltd.	2,624	2,392	-	116	5,229
Nishimatsuya Chain Co. Ltd.	64,948	31	-	1,454	60,940
NN, Inc.	6,597	-	10,753	-	-
North Central Bancshares, Inc.	2,185	-	-	5	2,372
North Valley Bancorp	5,890	146	-	-	6,975
Nutraceutical International Corp.	18,010	-	-	-	16,924
Oil States International, Inc.	228,970	-	177,900	-	209,866
OM Group, Inc.	61,285	2,632	-	-	85,258
Optical Cable Corp.	1,606	-	1,372	14	-
Orbotech Ltd.	26,999	8,750	741	-	34,813
Oriental Financial Group, Inc.	19,541	-	-	428	31,106
Oriental Watch Holdings Ltd.	6,142	-	11,695	192	-
P&F Industries, Inc. Class A	776	-	-	-	1,762
Pacer International, Inc.	15,038	-	-	-	9,746
Pacific Premier Bancorp, Inc.	4,077	-	-	-	6,257
Pal Co. Ltd.	32,398	340	-	406	28,079
Papa John's International, Inc.	69,657	-	-	-	85,826
Parker Corp.	4,443	-	-	108	5,925
PetMed Express, Inc.	38,680	-	-	1,213	26,603
Physicians Formula Holdings, Inc.	4,046	-	211	-	4,369
Piolax, Inc.	19,150	198	-	340	25,052
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Plenus Co. Ltd.	$ 45,705	$ -	$ 6,545	$ 1,545	$ 43,429
Prim SA	13,450	-	-	362	12,043
Progress Software Corp.	65,788	-	74,400	-	-
RCM Technologies, Inc.	6,669	-	-	-	7,189
Red Robin Gourmet Burgers, Inc.	32,713	-	34,511	-	-
Relo Holdings Corp.	12,676	6,506	-	720	25,160
RenaissanceRe Holdings Ltd.	177,382	-	-	3,162	215,729
Republic Airways Holdings, Inc.	15,625	8,435	-	-	15,510
ResCare, Inc.	17,072	-	23,035	-	-
Rex American Resources Corp.	20,994	-	5,078	-	17,230
Rimage Corp.	15,859	155	145	188	13,948
Rocky Brands, Inc.	5,898	-	669	-	8,863
Rocky Mountain Chocolate Factory, Inc.	4,740	20	-	200	4,615
Ross Stores, Inc.	329,125	-	-	4,750	473,563
Ruby Tuesday, Inc.	65,122	-	-	-	57,922
Ruth's Hospitality Group, Inc.	9,483	-	-	-	13,497
Sakai Moving Service Co. Ltd.	16,519	-	-	525	16,901
Samsung Climate Control Co. Ltd.	2,746	-	-	25	3,225
Sanei-International Co. Ltd.	16,054	-	-	520	-
ScanSource, Inc.	58,277	691	4,441	-	73,900
Seagate Technology	188,250	200,549	1,698	5,310	426,423
Secom Techno Service Co. Ltd.	38,974	-	56,090	-	-
SED International Holdings, Inc.	1,235	-	-	-	2,328
Select Harvests Ltd.	5,762	10,517	-	637	10,532
Senshu Electric Co. Ltd.	10,634	-	-	308	15,436
Shibaura Electronics Co. Ltd.	11,355	1,295	-	256	16,372
Shinsegae Engineering & Construction Co. Ltd.	3,244	-	-	115	4,474
ShoLodge, Inc.	75	-	-	-	5
Sigmatron International, Inc.	2,032	-	-	-	1,833
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SinoCom Software Group Ltd.	$ 10,378	$ 704	$ 211	$ 630	$ 6,744
Sinwa Ltd.	2,206	1,546	-	-	2,616
SJM Co. Ltd.	3,974	-	-	106	6,636
SJM Holdings Co. Ltd.	2,069	2,160	-	91	4,931
SMART Modular Technologies (WWH), Inc.	33,544	689	1,009	-	55,800
Societe Pour L'Informatique Industrielle SA	4,740	1,683	-	63	9,566
Softbank Technology Corp.	4,932	475	-	125	5,796
Soken Chemical & Engineer Co. Ltd.	13,022	-	-	321	8,671
Sonic Corp.	53,821	385	-	-	65,944
Span-America Medical System, Inc.	4,253	241	-	110	4,167
Spectrum Control, Inc.	14,224	-	12,765	-	-
Sporton International, Inc.	-	14,647	-	783	15,308
Sportscene Group, Inc. Class A	4,669	-	-	210	4,019
Stanley Furniture Co., Inc.	3,736	943	-	-	5,326
Stantec, Inc.	61,824	2,965	3,490	-	-
Steiner Leisure Ltd.	70,142	-	-	-	80,223
Step Co. Ltd.	4,801	1,866	-	285	8,088
Strattec Security Corp.	7,140	-	416	411	8,432
Strongco Corp.	2,766	641	-	-	5,688
Sun Hing Vision Group Holdings Ltd.	10,170	-	-	579	10,136
Sunjin Co. Ltd.	6,926	-	-	-	6,946
Sunjin Holdings Co. Ltd.	-	5,916	-	-	3,305
Super Micro Computer, Inc.	33,642	-	2,132	-	31,005
SUPERVALU, Inc.	-	124,537	-	1,194	116,100
Swift Energy Co.	90,765	-	132,605	-	-
SWORD Group	5,323	13,091	-	1,641	14,172
Syneron Medical Ltd.	32,847	-	14,755	-	29,694
SYNNEX Corp.	91,216	1,256	-	-	99,078
T&K Toka Co. Ltd.	4,418	4,698	-	159	9,277
Teems, Inc.	-	302	-	-	1,452
Tejon Ranch Co.	21,746	-	22,164	-	-
Telechips, Inc.	6,867	7	-	62	5,754
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
The Men's Wearhouse, Inc.	$ 58,380	$ 11,412	$ 106,954	$ 876	$ -
The Pack Corp.	30,723	1,937	-	786	28,502
The PMI Group, Inc.	38,775	-	-	-	12,388
Theragenics Corp.	3,999	-	-	-	5,651
Tohoku Steel Co. Ltd.	5,645	-	-	120	7,344
Token Corp.	16,672	12,379	-	911	37,939
Tokyo Kisen Co. Ltd.	4,432	-	-	228	6,756
Tokyo Tekko Co. Ltd.	11,231	-	-	259	12,970
Tomen Devices Corp.	-	14,078	-	221	13,970
Tomen Electronics Corp.	17,596	-	-	672	19,449
Total Energy Services, Inc.	23,153	-	5,105	346	40,821
Total System Services, Inc.	196,076	19,574	55,325	3,953	214,015
Tow Co. Ltd.	6,368	-	-	290	7,055
Trancom Co. Ltd.	18,755	-	-	505	21,865
Trifast PLC	4,243	-	3,229	-	3,532
Trio-Tech International	1,293	-	-	-	1,145
Triple-S Management Corp.	24,729	12,554	-	-	42,228
Tuesday Morning Corp.	15,771	3,397	-	-	18,536
Tungtex Holdings Co. Ltd.	4,050	-	-	333	3,613
Twin Disc, Inc.	7,599	-	8,644	41	-
UANGEL Corp.	4,860	-	-	131	3,887
UKC Holdings Corp.	12,576	6,391	-	625	16,727
Uni-Select, Inc.	53,679	795	-	798	55,086
Unit Corp.	147,242	7,753	1,376	-	228,038
United Stationers, Inc.	65,834	-	-	632	78,028
Universal Security Instruments, Inc.	1,375	-	-	-	1,575
Universal Stainless & Alloy Products, Inc.	9,689	-	13,816	-	-
Unum Group	363,979	-	1,107	6,082	387,801
Up, Inc.	4,578	-	107	154	5,769
US 1 Industries, Inc.	1,262	112	-	-	1,907
USEC, Inc.	47,558	-	46,156	-	-
USS Co. Ltd.	150,419	-	-	4,308	159,553
Utah Medical Products, Inc.	11,436	-	616	739	11,070
Varitronix International Ltd.	9,992	-	8,105	675	10,543
Venture Corp. Ltd.	156,436	-	1,734	10,377	150,513
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VST Holdings Ltd.	$ 12,771	$ 12,826	$ -	$ -	$ 22,684
W&T Offshore, Inc.	58,714	381	58,917	5,247	108,403
Whanin Pharmaceutical Co. Ltd.	10,851	-	-	339	14,590
Win International Co., Ltd.	4,260	1,349	-	228	6,882
Winland Electronics, Inc.	257	-	31	-	189
Wireless Telecom Group, Inc.	1,308	-	-	-	1,414
Workman Co. Ltd.	21,548	1,496	-	648	39,334
XAC Automation Corp.	6,242	5,090	569	868	10,612
Xyratex Ltd.	37,671	3,326	1,052	-	29,571
YBM Sisa.com, Inc.	4,519	1,747	-	300	6,470
Yip's Chemical Holdings Ltd.	34,407	-	3,553	1,798	36,118
Young Innovations, Inc.	21,121	-	1,256	914	21,735
Youngone Holdings Co. Ltd.	19,584	2,328	-	328	40,886
Yusen Logistics Co. Ltd.	62,425	-	-	852	67,520
Yutaka Giken Co. Ltd.	29,626	3,426	-	564	36,066
Total	$ 13,381,383	$ 1,778,733	$ 2,567,187	$ 235,300	$ 15,323,324
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 9,091,072	$ 9,000,352	$ 90,720	$ -
Consumer Staples	2,549,527	2,549,302	-	225
Energy	2,100,699	1,655,228	445,471	-
Financials	2,642,965	2,389,328	233,343	20,294
Health Care	4,339,190	4,339,190	-	-
Industrials	2,485,237	2,470,889	-	14,348
Information Technology	5,454,132	5,437,408	-	16,724
Materials	1,303,892	1,303,892	-	-
Telecommunication Services	80,898	80,898	-	-
Utilities	72,968	72,968	-	-
Corporate Bonds	41,716	-	41,716	-
Money Market Funds	5,246,046	5,246,046	-	-
Total Investments in Securities:	$ 35,408,342	$ 34,545,501	$ 811,250	$ 51,591
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 157
Total Realized Gain (Loss)	(27,182)
Total Unrealized Gain (Loss)	32,582
Cost of Purchases	21,100
Proceeds of Sales	(52)
Amortization/Accretion	-
Transfers in to Level 3	24,986
Transfers out of Level 3	-
Ending Balance	$ 51,591
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 5,347

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	60.5%
Japan	7.6%
Canada	6.4%
United Kingdom	3.1%
Bermuda	2.7%
Ireland	2.7%
Netherlands	2.5%
Korea (South)	1.9%
Taiwan	1.8%
Cayman Islands	1.5%
Italy	1.4%
Norway	1.2%
Others (Individually Less Than 1%)	6.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011
Assets
Investment in securities, at value (including securities loaned of $492,711) - See accompanying schedule: Unaffiliated issuers (cost $9,668,285)	$ 14,838,972
Fidelity Central Funds (cost $5,246,046)	5,246,046
Other affiliated issuers (cost $10,520,062)	15,323,324
Total Investments (cost $25,434,393)		$ 35,408,342
Foreign currency held at value (cost $5,173)		5,173
Receivable for investments sold		57,299
Receivable for fund shares sold		27,866
Dividends receivable		20,522
Interest receivable		459
Distributions receivable from Fidelity Central Funds		869
Other receivables		1,611
Total assets		35,522,141

Liabilities
Payable to custodian bank	$ 1,171
Payable for investments purchased	126,903
Payable for fund shares redeemed	61,590
Accrued management fee	22,517
Other affiliated payables	4,408
Other payables and accrued expenses	1,411
Collateral on securities loaned, at value	510,881
Total liabilities		728,881

Net Assets		$ 34,793,260
Net Assets consist of:
Paid in capital		$ 22,862,756
Undistributed net investment income		119,365
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,837,248
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,973,891
Net Assets		$ 34,793,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011
Low-Priced Stock: Net Asset Value, offering price and redemption price per share ($26,761,974 ÷ 658,088 shares)	$ 40.67

Class K: Net Asset Value, offering price and redemption price per share ($8,031,286 ÷ 197,458 shares)	$ 40.67

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2011
Investment Income
Dividends (including $235,300 earned from other affiliated issuers)		$ 460,867
Interest		2,002
Income from Fidelity Central Funds		12,953
Total income		475,822

Expenses
Management fee Basic fee	$ 200,964
Performance adjustment	8,642
Transfer agent fees	50,636
Accounting and security lending fees	2,173
Custodian fees and expenses	3,050
Independent trustees' compensation	177
Appreciation in deferred trustee compensation account	1
Registration fees	390
Audit	214
Legal	137
Miscellaneous	349
Total expenses before reductions	266,733
Expense reductions	(887)	265,846
Net investment income (loss)		209,976
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,326,260
Other affiliated issuers	958,066
Foreign currency transactions	8
Total net realized gain (loss)		2,284,334
Change in net unrealized appreciation (depreciation) on: Investment securities	4,196,245
Assets and liabilities in foreign currencies	53
Total change in net unrealized appreciation (depreciation)		4,196,298
Net gain (loss)		6,480,632
Net increase (decrease) in net assets resulting from operations		$ 6,690,608

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 209,976	$ 62,300
Net realized gain (loss)	2,284,334	597,601
Change in net unrealized appreciation (depreciation)	4,196,298	3,667,557
Net increase (decrease) in net assets resulting from operations	6,690,608	4,327,458
Distributions to shareholders from net investment income	(140,567)	(107,927)
Distributions to shareholders from net realized gain	(6,923)	(68,658)
Total distributions	(147,490)	(176,585)
Share transactions - net increase (decrease)	(647,733)	669,658
Redemption fees	3,237	3,263
Total increase (decrease) in net assets	5,898,622	4,823,794

Net Assets
Beginning of period	28,894,638	24,070,844
End of period (including undistributed net investment income of $119,365 and undistributed net investment income of $60,018, respectively)	$ 34,793,260	$ 28,894,638

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Low-Priced Stock

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 33.07	$ 28.20	$ 37.19	$ 45.38	$ 42.40
Income from Investment Operations
Net investment income (loss) B	.23	.07	.17	.28	.60 E
Net realized and unrealized gain (loss)	7.53	5.00	(4.88)	(4.72)	6.49
Total from investment operations	7.76	5.07	(4.71)	(4.44)	7.09
Distributions from net investment income	(.15)	(.12)	(.17)	(.57)	(.33)
Distributions from net realized gain	(.01)	(.08)	(4.11)	(3.18)	(3.78)
Total distributions	(.16)	(.20)	(4.28)	(3.75)	(4.11)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 40.67	$ 33.07	$ 28.20	$ 37.19	$ 45.38
Total Return A	23.53%	18.06%	(13.90)%	(10.50)%	18.22%
Ratios to Average Net Assets C, F
Expenses before reductions	.83%	.99%	.99%	.99%	.97%
Expenses net of fee waivers, if any	.83%	.99%	.99%	.99%	.97%
Expenses net of all reductions	.83%	.99%	.98%	.98%	.96%
Net investment income (loss)	.61%	.21%	.67%	.68%	1.36% E
Supplemental Data
Net assets, end of period (in millions)	$ 26,762	$ 24,538	$ 21,792	$ 29,044	$ 38,968
Portfolio turnover rate D	15%	20%	31%	36%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.28 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 33.11	$ 28.22	$ 37.20	$ 40.45
Income from Investment Operations
Net investment income (loss) D	.28	.11	.20	.08
Net realized and unrealized gain (loss)	7.51	5.01	(4.86)	(3.33)
Total from investment operations	7.79	5.12	(4.66)	(3.25)
Distributions from net investment income	(.23)	(.15)	(.21)	-
Distributions from net realized gain	(.01)	(.08)	(4.11)	-
Total distributions	(.23) J	(.23)	(4.32)	-
Redemption fees added to paid in capital D, I	-	-	-	-
Net asset value, end of period	$ 40.67	$ 33.11	$ 28.22	$ 37.20
Total Return B, C	23.66%	18.23%	(13.74)%	(8.03)%
Ratios to Average Net Assets E, H
Expenses before reductions	.71%	.85%	.81%	.88% A
Expenses net of fee waivers, if any	.71%	.85%	.81%	.88% A
Expenses net of all reductions	.70%	.85%	.81%	.88% A
Net investment income (loss)	.74%	.35%	.84%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,031,286	$ 4,356,602	$ 2,278,591	$ 92
Portfolio turnover rate F	15%	20%	31%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.23 per share is comprised of distributions from net investment income of $.226 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,013,484
Gross unrealized depreciation	(2,074,648)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,938,836

Tax Cost	$ 25,469,506

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 119,422
Undistributed long-term capital gain	$ 1,872,877
Net unrealized appreciation (depreciation)	$ 9,939,399

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 147,490	$ 107,927
Long-term Capital Gains	-	68,658
Total	$ 147,490	$ 176,585

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,479,226 and $6,540,686, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Low-Priced Stock as compared to an appropriate benchmark index. For the period, the total annual

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee rate, including the performance adjustment, was .63% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Low-Priced Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Low-Priced Stock	$ 47,357.18
Class K	3,279.05
	$ 50,636

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $161 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $109 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,479. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,397, including $45 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $883 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Low-Priced Stock	$ 106,681	$ 95,170
Class K	33,886	12,757
Total	$ 140,567	$ 107,927
From net realized gain
Low-Priced Stock	$ 5,786	$ 61,899
Class K	1,137	6,759
Total	$ 6,923	$ 68,658

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Low-Priced Stock
Shares sold	122,747	141,793	$ 4,703,222	$ 4,563,941
Conversion to Class K	-	(1,382)	-	(39,745)
Reinvestment of distributions	3,037	5,011	107,626	151,389
Shares redeemed	(209,735)	(176,083)	(7,973,181)	(5,653,239)
Net increase (decrease)	(83,951)	(30,661)	$ (3,162,333)	$ (977,654)
Class K
Shares sold	105,164	68,470	$ 4,035,533	$ 2,218,919
Conversion from Low-Priced Stock	-	1,381	-	39,745
Reinvestment of distributions	997	646	35,023	19,516
Shares redeemed	(40,297)	(19,645)	(1,555,956)	(630,868)
Net increase (decrease)	65,864	50,852	$ 2,514,600	$ 1,647,312

A Conversion transactions for Class K and Low-Priced Stock are presented for the period August 1, 2009 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officersand Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Low Priced Stock	9/12/11	9/09/11	$0.136	$2.207

Low-Priced Stock designates 100% and 79% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Low-Priced Stock designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $2,007,220,200, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Low-Priced Stock Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Management
(Hong Kong) Limited

Fidelity Research & Management
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, M A

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

LPS-UANN-0911
1.789249.108

Fidelity®
Low-Priced Stock Fund -
Class K

Annual Report

July 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class K A	23.66%	5.94%	10.10%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Low-Priced Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund - Class K on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500 posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Joel Tillinghast, Portfolio Manager of Fidelity® Low-Priced Stock Fund: For the year, the fund's Class K shares rose 23.66%, about in line with Russell 2000® Index. Positioning in consumer discretionary bolstered results, led by an overweighting in retailing and stock picks in durables/apparel. Security selection in health care also contributed, as did underweighting financials. The fund was hurt by holding too much cash in a rising market, along with stock picks in technology, overexposure to insurance stocks and some missed opportunities in materials. Overseas holdings detracted, despite the tail wind from a falling U.S. dollar. Among individual stocks, the two largest contributors were watchmaker Fossil and managed care company UnitedHealth Group. Retailer Abercombie & Fitch and managed care company Coventry Health Care also contributed. Detractors included Taipei-based Hon Hai Precision Industry, which assembles Apple products, insurance firm Genworth Financial and T-shirt maker Gildan Activewear. All of these stocks were out-of-index holdings.

Note to shareholders: Joel Tillinghast will take a leave of absence from Fidelity beginning September 6, 2011 and returning in January 2012. In the interim, the fund will be managed by a team of sector managers led by James Harmon.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Low-Priced Stock	.78%
Actual		$ 1,000.00	$ 1,045.80	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Class K	.67%
Actual		$ 1,000.00	$ 1,046.30	$ 3.40
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	3.3	2.8
Next PLC	1.9	1.4
Metro, Inc. Class A (sub. vtg.)	1.6	1.4
Abercrombie & Fitch Co. Class A	1.4	1.2
Ross Stores, Inc.	1.4	1.2
Coventry Health Care, Inc.	1.4	1.3
ENI SpA	1.3	1.1
Seagate Technology	1.2	1.1
Oracle Corp.	1.2	1.5
Best Buy Co., Inc.	1.1	0.5
	15.8
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.1	24.9
Information Technology	15.7	16.7
Health Care	12.5	12.2
Financials	7.6	8.9
Consumer Staples	7.3	6.9
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 86.2%		Stocks 87.3%
	Convertible Securities 0.5%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 13.3%		Short-Term Investments and Net Other Assets 12.1%
* Foreign investments	39.5%	** Foreign investments	38.9%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 86.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 25.7%
Auto Components - 1.6%
ASTI Corp. (e)	1,683,000	$ 5,051
Drew Industries, Inc.	600,000	12,780
FCC Co. Ltd.	500,000	12,038
Federal Screw Works (a)(e)	150,000	803
Hi-Lex Corp.	1,200,000	23,122
INZI Controls Co. Ltd. (e)	1,516,000	13,056
Johnson Controls, Inc.	6,900,000	254,955
Motonic Corp. (e)	3,299,900	29,703
Murakami Corp. (e)	700,000	9,004
Musashi Seimitsu Industry Co. Ltd.	1,000,000	27,259
Nippon Seiki Co. Ltd.	2,530,000	30,012
Nissin Kogyo Co. Ltd.	1,160,000	21,598
Nittan Valve Co. Ltd.	360,000	1,441
Piolax, Inc. (e)	1,010,000	25,052
Samsung Climate Control Co. Ltd. (e)	460,050	3,225
Sewon Precision Industries Co. Ltd.	49,860	5,628
Shoei Co. Ltd.	625,000	4,816
SJM Co. Ltd. (e)	724,215	6,636
SJM Co. Ltd. rights (a)	121,217	409
SJM Holdings Co. Ltd. (e)	1,332,974	4,931
Strattec Security Corp. (e)	330,000	8,432
Wescast Industries, Inc. Class A (sub. vtg.) (a)	200,000	2,240
Yachiyo Industry Co. Ltd.	900,000	6,642
Yutaka Giken Co. Ltd. (e)	1,482,000	36,066
		544,899
Automobiles - 0.0%
Thor Industries, Inc.	25,000	618
Distributors - 0.3%
Dong Suh Companies, Inc.	700,004	24,931
Doshisha Co. Ltd.	700,000	18,845
Educational Development Corp. (e)	386,892	2,070
Goodfellow, Inc. (d)(e)	857,000	9,419
SPK Corp.	165,000	2,847
Uni-Select, Inc. (e)	2,001,100	55,086
		113,198
Diversified Consumer Services - 0.8%
Apollo Group, Inc. Class A (non-vtg.) (a)	20,000	1,017
Ascent Capital Group, Inc. (a)	300,409	14,453
Career Education Corp. (a)(d)(e)	4,700,000	106,643
Clip Corp. (e)	328,600	3,958
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Corinthian Colleges, Inc. (a)(d)	2,500,000	$ 10,400
H&R Block, Inc.	200,000	2,992
Kyoshin Co. Ltd. (a)	100,000	174
Matthews International Corp. Class A	25,000	905
Meiko Network Japan Co. Ltd.	730,000	6,895
Regis Corp.	1,421,000	21,102
Shingakukai Co. Ltd.	200,000	798
Shuei Yobiko Co. Ltd.	125,000	542
Steiner Leisure Ltd. (a)(e)	1,650,000	80,223
Step Co. Ltd. (e)	1,204,000	8,088
Up, Inc. (e)	750,000	5,769
YBM Sisa.com, Inc. (e)	950,000	6,470
		270,429
Hotels, Restaurants & Leisure - 2.7%
Aeon Fantasy Co. Ltd.	550,000	8,061
Ambassadors Group, Inc. (e)	1,229,897	10,479
ARK Restaurants Corp. (e)	300,000	4,545
B-R 31 Ice Cream Co. Ltd.	6,400	229
Benihana, Inc. (a)	134,522	1,227
Brinker International, Inc. (e)	7,700,000	184,954
BRONCO BILLY Co. Ltd. (d)	12,000	327
CEC Entertainment, Inc. (e)	2,000,000	77,400
Darden Restaurants, Inc.	2,000,000	101,600
Echo Entertainment Group Ltd. (a)	1,933,333	8,517
Flanigan's Enterprises, Inc.	50,357	353
Hiday Hidaka Corp. (e)	875,000	14,211
Holidaybreak PLC (e)	5,000,000	35,171
Ibersol SGPS SA	500,000	5,065
Intralot SA	1,000,000	1,825
Jack in the Box, Inc. (a)(e)	6,569,000	149,248
Kangwon Land, Inc.	125,000	3,551
Kura Corp. Ltd.	643,800	8,683
McCormick & Schmick's Seafood Restaurants (a)	150,000	1,326
Monarch Casino & Resort, Inc. (a)(e)	1,350,000	15,593
Ohsho Food Service Corp.	75,000	1,897
Papa John's International, Inc. (a)(e)	2,749,964	85,826
Plenus Co. Ltd. (e)	2,500,000	43,429
Ruby Tuesday, Inc. (a)(e)	6,372,030	57,922
Ruth's Hospitality Group, Inc. (a)(e)	2,347,228	13,497
Shinsegae Food Co. Ltd.	17,000	1,440
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Sonic Corp. (a)(e)	6,163,000	$ 65,944
Sportscene Group, Inc. Class A (e)	400,000	4,019
St. Marc Holdings Co. Ltd.	480,000	19,146
Tabcorp Holdings Ltd.	1,933,333	6,839
		932,324
Household Durables - 2.7%
Abbey PLC (e)	3,400,000	24,817
Barratt Developments PLC (a)(e)	84,000,199	135,826
Bellway PLC (e)	7,525,000	81,530
Blyth, Inc. (e)	796,000	50,355
Chromcraft Revington, Inc. (a)	217,146	304
Craftmade International, Inc. (a)(e)	570,026	1,710
D.R. Horton, Inc. (e)	24,000,000	285,120
Decorator Industries, Inc. (a)	125,765	73
Dorel Industries, Inc. Class B (sub. vtg.)	3,272,600	95,876
Emak SpA	550,000	2,799
Ethan Allen Interiors, Inc.	431,515	7,940
First Juken Co. Ltd. (e)	1,690,000	12,999
Helen of Troy Ltd. (a)(e)	2,850,000	91,913
Henry Boot PLC (e)	10,774,000	24,054
HTL International Holdings Ltd. (e)	29,655,500	10,959
Jarden Corp.	375,000	11,621
M/I Homes, Inc. (a)(e)	1,803,400	20,378
Maruzen Co., Ltd. (e)	1,800,000	12,278
Merry Electronics Co. Ltd.	500,000	649
P&F Industries, Inc. Class A (a)(e)	361,038	1,762
Pace Micro Technology PLC	1,000,000	1,888
Sanei Architecture Planning Co. Ltd.	348,500	5,841
Stanley Furniture Co., Inc. (a)(e)	1,289,638	5,326
Steinhoff International Holdings Ltd.	3,500,500	12,239
Token Corp. (e)	1,000,000	37,939
		936,196
Internet & Catalog Retail - 0.2%
Belluna Co. Ltd. (e)	5,100,000	35,517
NutriSystem, Inc. (d)	535,000	7,993
PetMed Express, Inc. (d)(e)	2,425,100	26,603
		70,113
Leisure Equipment & Products - 0.3%
Accell Group NV	571,000	14,825
Aldila, Inc.	20,000	77
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
Arctic Cat, Inc. (a)(e)	800,000	$ 13,184
Daikoku Denki Co. Ltd.	50,000	487
Fenix Outdoor AB	5,000	131
Giant Manufacturing Co. Ltd.	5,550,555	22,198
JAKKS Pacific, Inc. (d)(e)	2,793,139	48,740
Kabe Husvagnar AB (B Shares)	100,000	1,987
Marine Products Corp. (a)	1,142,199	6,225
Mars Engineering Corp.	350,000	5,839
Miroku Corp.	678,000	1,524
Trigano SA	85,000	2,272
		117,489
Media - 1.0%
1010 Printing Group Ltd.	383,736	30
Aegis Group PLC	168,000	427
Astral Media, Inc. Class A (non-vtg.)	2,750,000	105,089
Chime Communications PLC (e)	4,500,000	18,690
DISH Network Corp. Class A (a)	1,250,000	37,038
DreamWorks Animation SKG, Inc. Class A (a)	900,000	19,674
Gannett Co., Inc.	500,000	6,380
GFK AG	175,000	8,802
Harte-Hanks, Inc.	2,450,000	20,017
Intage, Inc. (e)	1,040,000	22,715
New Frontier Media, Inc. (a)(e)	1,949,400	2,729
Omnicom Group, Inc.	1,000,000	46,920
Pico Far East Holdings Ltd.	8,000,000	1,612
Proto Corp.	125,000	4,520
Recruit Holdings Ltd.	10,122,000	3,481
RKB Mainichi Broadcasting Corp.	50,000	572
Saga Communications, Inc. Class A (a)	375,077	12,198
STW Group Ltd.	3,000,000	3,082
Tow Co. Ltd. (e)	1,223,000	7,055
TVA Group, Inc. Class B (non-vtg.)	2,000,400	26,172
		347,203
Multiline Retail - 2.8%
Dollar Tree, Inc. (a)	2,200,000	145,706
Don Quijote Co. Ltd.	3,100,000	106,777
Hanwha Timeworld Co. Ltd.	70,000	1,620
Harvey Norman Holdings Ltd. (d)	22,050,000	52,811
Next PLC (e)	16,650,000	649,150
Tuesday Morning Corp. (a)(e)	4,310,697	18,536
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Watts Co. Ltd.	326,200	$ 3,480
Zakkaya Bulldog Co. Ltd. (a)	335,000	892
		978,972
Specialty Retail - 10.3%
ABC-Mart, Inc.	135,000	5,227
Abercrombie & Fitch Co. Class A (e)	6,500,000	475,280
Aeropostale, Inc. (a)(e)	8,177,100	137,784
AT-Group Co. Ltd.	559,000	8,040
AutoZone, Inc. (a)	900,000	256,905
bebe Stores, Inc.	825,000	6,113
Bed Bath & Beyond, Inc. (a)	6,600,000	386,034
Best Buy Co., Inc.	14,250,000	393,300
Big 5 Sporting Goods Corp. (e)	2,198,400	18,137
BMTC Group, Inc. Class A (sub. vtg.) (e)	5,969,600	132,588
Brown Shoe Co., Inc. (d)	1,145,000	11,565
Cash Converters International Ltd.	15,400,531	13,028
Citi Trends, Inc. (a)(e)	1,122,982	15,755
Fantastic Holdings Ltd.	25,000	51
Folli Follie Group (a)(e)	3,402,032	44,972
Foschini Ltd.	10,000	132
Fourlis Holdings SA (a)	250,000	1,466
GameStop Corp. Class A (a)(d)(e)	7,900,000	186,282
Glentel, Inc. (e)	1,950,000	38,269
Group 1 Automotive, Inc. (d)	600,000	28,578
Gulliver International Co. Ltd. (e)	1,011,500	49,218
Halfords Group PLC	375,000	1,987
Honeys Co. Ltd. (d)(e)	1,650,000	18,844
I A Group Corp. (e)	668,000	5,086
John David Group PLC	50,000	787
Jos. A. Bank Clothiers, Inc. (a)(d)(e)	2,737,500	140,461
Jumbo SA (e)	11,000,000	77,604
K'S Denki Corp.	2,750,000	128,809
Kyoto Kimono Yuzen Co. Ltd. (e)	1,525,000	17,516
Le Chateau, Inc. Class A (sub. vtg.) (d)	2,022,600	14,734
Leon's Furniture Ltd.	750,000	9,773
Lithia Motors, Inc. Class A (sub. vtg.)	2,236,050	46,152
Macintosh Retail Group NV	150,000	3,263
MarineMax, Inc. (a)(e)	1,425,335	13,099
Mr. Bricolage SA (e)	760,492	13,440
Nafco Co. Ltd. (e)	1,891,400	35,732
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Nishimatsuya Chain Co. Ltd. (e)	6,958,800	$ 60,940
Pal Co. Ltd. (e)	810,000	28,079
Point, Inc.	25,000	1,124
Reitmans (Canada) Ltd. Class A (non-vtg.)	100,000	1,559
Right On Co. Ltd. (a)	610,000	3,432
RONA, Inc.	675,000	7,786
Ross Stores, Inc. (e)	6,250,000	473,563
Second Chance Properties Ltd.	12,489,130	4,201
Second Chance Properties Ltd. warrants 9/27/13 (a)	3,828,125	283
Sonic Automotive, Inc. Class A (sub. vtg.) (d)	3,050,022	47,794
Staples, Inc.	50,000	803
Super Cheap Auto Group Ltd.	56,157	429
The Buckle, Inc. (d)	850,000	37,664
USS Co. Ltd. (e)	2,000,000	159,553
Workman Co. Ltd. (e)	1,428,000	39,334
		3,602,555
Textiles, Apparel & Luxury Goods - 3.0%
Adolfo Dominguez SA	350,000	3,872
Arts Optical International Holdings Ltd. (e)	33,970,640	13,730
Bijou Brigitte Modische Accessoires AG (d)	45,000	4,963
Carter's, Inc. (a)	10,000	335
Cherokee, Inc. (d)	200,411	3,179
Delta Apparel, Inc. (a)(e)	852,200	16,763
F&F Co. Ltd.	550,000	4,476
Fossil, Inc. (a)	2,700,026	339,312
Geox SpA (d)	1,000,000	5,153
Gildan Activewear, Inc. (d)(e)	10,000,000	299,770
Hampshire Group Ltd. (a)(e)	920,000	3,404
Handsome Co. Ltd. (e)	2,436,150	65,046
JLM Couture, Inc. (a)(e)	197,100	306
K-Swiss, Inc. Class A (a)(d)	2,709,606	28,884
Marimekko Oyj	100,000	1,831
Movado Group, Inc.	893,400	14,455
Rocky Brands, Inc. (a)(e)	696,200	8,863
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,400,000	23,310
Sun Hing Vision Group Holdings Ltd. (e)	23,939,000	10,136
Ted Baker PLC	250,000	3,296
Texwinca Holdings Ltd.	53,500,000	75,234
True Religion Apparel, Inc. (a)	10,000	337
TSI Holdings Co. Ltd. (a)	2,062,500	14,203
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Tungtex Holdings Co. Ltd. (e)	22,000,000	$ 3,613
Van de Velde	75,000	4,014
Victory City International Holdings Ltd.	61,000,000	10,644
Youngone Corp.	700,000	13,080
Youngone Holdings Co. Ltd. (e)	929,000	40,886
Yue Yuen Industrial (Holdings) Ltd.	8,450,000	27,051
		1,040,146
TOTAL CONSUMER DISCRETIONARY		8,954,142
CONSUMER STAPLES - 7.3%
Beverages - 0.9%
Baron de Ley SA (a)	200,000	13,664
C&C Group PLC	1,100,285	5,597
Constellation Brands, Inc. Class A (sub. vtg.) (a)	8,900,000	181,471
Hansen Natural Corp. (a)	1,500,000	114,930
Muhak Co. Ltd.	1,300,000	16,584
Treasury Wine Estates Ltd. (a)	1,000	4
		332,250
Food & Staples Retailing - 4.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	125,000	4,056
Aoki Super Co. Ltd.	100,000	843
Belc Co. Ltd. (e)	2,086,000	30,030
Cosmos Pharmaceutical Corp. (e)	1,900,000	88,625
Create SD Holdings Co. Ltd. (d)(e)	2,075,000	46,318
CVS Caremark Corp.	2,850,000	103,598
Daikokutenbussan Co. Ltd.	550,000	18,687
Fyffes PLC (Ireland) (e)	33,000,000	19,915
Growell Holdings Co. Ltd.	309,989	8,917
Halows Co. Ltd. (e)	1,401,500	13,566
Ingles Markets, Inc. Class A	531,521	8,185
Kroger Co.	100,000	2,487
Kusuri No Aoki Co. Ltd. (d)	110,000	1,592
Majestic Wine PLC	400,016	3,008
Marukyu Co. Ltd.	50,000	531
Maxvalu Nishinihon Co. Ltd. (d)	25,000	366
Metro, Inc. Class A (sub. vtg.) (d)(e)	10,925,833	541,717
North West Co., Inc.	700,000	14,822
Safeway, Inc. (d)	12,000,000	242,040
San-A Co. Ltd.	375,000	15,299
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Shoppers Drug Mart Corp. (d)	5,000,000	$ 209,964
Sligro Food Group NV	1,800,000	64,270
Sundrug Co. Ltd.	1,675,000	54,016
SUPERVALU, Inc. (d)(e)	13,500,000	116,100
Total Produce PLC	5,600,000	3,178
Village Super Market, Inc. Class A	156,404	4,204
Yaoko Co. Ltd.	700,000	23,111
		1,639,445
Food Products - 1.5%
Aryzta AG	1,850,000	101,219
Cranswick PLC	200,000	2,114
Dean Foods Co. (a)	6,350,000	69,977
Dutch Lady Milk Industries Bhd	250,000	1,602
Food Empire Holdings Ltd. (e)	52,900,000	16,474
Fresh Del Monte Produce, Inc. (e)	6,359,900	155,881
Global Bio-Chem Technology Group Co. Ltd.	40,000,000	14,781
Greggs PLC	1,325,000	11,093
Hilton Food Group PLC	100,000	437
Industrias Bachoco SA de CV sponsored ADR	1,000,000	23,420
Iwatsuka Confectionary Co. Ltd.	13,200	532
Nam Yang Dairy Products	11,000	9,380
Pacific Andes (Holdings) Ltd.	86,211,183	19,331
Pacific Andes International Holdings Ltd.	54,992,872	6,280
People's Food Holdings Ltd.	44,572,000	27,021
President Rice Products PCL	1,000,000	1,142
Robert Wiseman Dairies PLC	750,000	3,974
Rocky Mountain Chocolate Factory, Inc. (e)	502,134	4,615
Samyang Genex Co. Ltd.	145,795	10,620
Select Harvests Ltd. (e)	5,196,000	10,532
Sunjin Co. Ltd. (a)(e)	813,630	6,946
Sunjin Holdings Co. Ltd. (a)(e)	138,537	3,305
Synear Food Holdings Ltd.	39,000,000	5,182
United Food Holdings Ltd.	22,400,000	1,116
Yutaka Foods Corp.	147,500	2,760
		509,734
Personal Products - 0.2%
American Oriental Bioengineering, Inc. (a)(d)	350,000	420
Atrium Innovations, Inc. (a)	1,375,000	21,559
CCA Industries, Inc.	237,928	1,340
Inter Parfums, Inc.	600,073	12,025
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - continued
Nutraceutical International Corp. (a)(e)	1,143,504	$ 16,924
Physicians Formula Holdings, Inc. (a)(e)	1,149,694	4,369
Sarantis SA	1,299,952	5,491
USANA Health Sciences, Inc. (a)(d)	110,000	3,009
		65,137
Tobacco - 0.0%
Imperial Tobacco Group PLC	25,000	869
Karelia Tobacco Co., Inc.	2,452	225
		1,094
TOTAL CONSUMER STAPLES		2,547,660
ENERGY - 6.1%
Energy Equipment & Services - 3.2%
AKITA Drilling Ltd. Class A (non-vtg.)	1,777,000	22,505
Bristow Group, Inc.	1,600,017	77,569
BW Offshore Ltd.	5,000,000	11,004
Cal Dive International, Inc. (a)(e)	6,503,000	36,287
CE Franklin Ltd. (a)(e)	1,475,000	13,509
Divestco, Inc. (e)	3,586,000	563
Essential Energy Services Ltd. (a)	250,000	576
Farstad Shipping ASA (e)	3,210,284	95,693
Flint Energy Services Ltd. (a)(f)	300,000	3,960
Fugro NV (Certificaten Van Aandelen) unit	1,600,027	123,824
Hercules Offshore, Inc. (a)	3,000,000	14,100
Hornbeck Offshore Services, Inc. (a)(d)(e)	1,890,000	52,618
Oil States International, Inc. (a)(e)	2,600,575	209,866
Precision Drilling Corp. (a)	5,650,000	97,577
ProSafe ASA	7,900,000	59,040
Solstad Offshore ASA	1,250,000	26,697
Total Energy Services, Inc. (e)	2,500,000	40,821
Unit Corp. (a)(e)	3,800,000	228,038
		1,114,247
Oil, Gas & Consumable Fuels - 2.9%
Adams Resources & Energy, Inc. (e)	348,176	8,983
AOC Holdings, Inc. (e)	6,050,000	46,614
Beach Energy Ltd. (d)	26,000,000	28,708
ENI SpA (d)	20,500,000	445,471
Great Eastern Shipping Co. Ltd.	4,360,000	26,756
Hankook Shell Oil Co. Ltd. (e)	68,000	13,738
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Marathon Oil Corp.	50,000	$ 1,549
Michang Oil Industrial Co. Ltd. (e)	173,900	8,330
Rex American Resources Corp. (a)(e)	1,000,000	17,230
Stone Energy Corp. (a)	130,000	4,220
Sunoco, Inc.	1,800,000	73,170
Tesoro Corp. (a)	5,000,000	121,450
Tsakos Energy Navigation Ltd.	725,000	6,569
W&T Offshore, Inc. (d)(e)	4,000,100	108,403
World Fuel Services Corp.	2,000,022	75,261
		986,452
TOTAL ENERGY		2,100,699
FINANCIALS - 7.6%
Capital Markets - 0.1%
ABG Sundal Collier ASA	50,000	54
GFI Group, Inc.	523,800	2,378
Investment Technology Group, Inc. (a)	650,000	7,911
Kyokuto Securities Co. Ltd.	10,000	75
Tullett Prebon PLC	1,600,000	9,303
		19,721
Commercial Banks - 0.9%
Anglo Irish Bank Corp. PLC (a)	9,500,373	0
Bank of Ireland (g)	148,251,865	20,130
Bank of the Ozarks, Inc. (d)	200,037	10,392
Cathay General Bancorp (e)	4,125,000	57,173
Center Financial Corp. (a)(e)	2,185,331	13,462
Codorus Valley Bancorp, Inc.	138,734	1,415
Dimeco, Inc.	21,140	745
East West Bancorp, Inc.	4,000,000	74,240
First Bancorp, Puerto Rico (a)(d)	133,333	587
First Financial Service Corp. (a)	102,373	307
Nara Bancorp, Inc. (a)	25,000	201
National Penn Bancshares, Inc.	1,200,000	9,648
North Valley Bancorp (a)(e)	650,000	6,975
Norwood Financial Corp.	31,801	847
Oba Financial Service, Inc. (a)	10,000	150
OmniAmerican Bancorp, Inc. (a)	13,988	205
Oriental Financial Group, Inc. (e)	2,504,542	31,106
Orrstown Financial Services, Inc. (d)	30,000	567
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Pacific Premier Bancorp, Inc. (a)(e)	948,105	$ 6,257
Popular, Inc. (a)	18,000,000	43,200
Sandy Spring Bancorp, Inc.	300,000	5,361
Sparebanken More (primary capital certificate)	92,008	3,213
Sparebanken Rogaland (primary capital certificate)	1,061,327	9,442
The First Bancorp, Inc.	9,711	143
Vestjysk Bank AS (Reg.) (a)	105,600	770
Wilshire Bancorp, Inc. (a)	200,000	660
		297,196
Consumer Finance - 0.0%
Aeon Credit Service (Asia) Co. Ltd.	12,400,000	9,753
Nicholas Financial, Inc. (a)(d)	200,827	2,452
		12,205
Diversified Financial Services - 0.0%
Newship Ltd. (a)	2,500	164
NICE Holdings Co. Ltd.	56,147	3,009
Nice Information Servic Co. Ltd.	255,334	6,224
Ricoh Leasing Co. Ltd.	50,000	1,202
		10,599
Insurance - 6.0%
AEGON NV (a)	40,000,000	228,902
Amlin PLC	400,000	2,647
April	975,000	22,317
Assurant, Inc. (e)	5,350,000	190,567
Axis Capital Holdings Ltd. (e)	8,150,000	259,741
Employers Holdings, Inc.	800,000	11,888
Endurance Specialty Holdings Ltd. (e)	2,600,000	105,924
FBD Holdings PLC	20,000	198
FBL Financial Group, Inc. Class A	325,110	10,234
Fidelity National Financial, Inc. Class A	100,000	1,630
Genworth Financial, Inc. Class A (a)	14,500,000	120,640
Hartford Financial Services Group, Inc.	6,700,000	156,914
HCC Insurance Holdings, Inc.	360,000	10,847
Lincoln National Corp.	7,400,000	196,100
National Interstate Corp. (e)	1,120,000	25,099
National Western Life Insurance Co. Class A	148,870	25,506
Protective Life Corp.	1,650,000	35,079
RenaissanceRe Holdings Ltd. (e)	3,100,000	215,729
Symetra Financial Corp.	175,000	2,198
Tower Group, Inc.	325,000	7,430
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Unum Group (e)	15,900,000	$ 387,801
Validus Holdings Ltd.	2,000,812	53,202
		2,070,593
Real Estate Investment Trusts - 0.0%
Kite Realty Group Trust	500,460	2,272
VastNed Offices/Industrial NV	125,000	2,065
		4,337
Real Estate Management & Development - 0.1%
Airport Facilities Co. Ltd.	260,000	1,051
Devine Ltd.	8,500,000	2,241
Relo Holdings Corp. (e)	1,206,500	25,160
Tejon Ranch Co. (a)	310,000	9,948
		38,400
Thrifts & Mortgage Finance - 0.5%
Bank Mutual Corp.	125,000	464
Capitol Federal Financial, Inc.	1,000,000	11,440
Fox Chase Bancorp, Inc. (d)	700,000	9,359
Genworth MI Canada, Inc. (e)	5,650,000	139,919
Hudson City Bancorp, Inc.	1,150,000	9,488
North Central Bancshares, Inc. (e)	134,461	2,372
The PMI Group, Inc. (a)(d)(e)	12,388,300	12,388
WSB Holdings, Inc. (a)	16,329	43
		185,473
TOTAL FINANCIALS		2,638,524
HEALTH CARE - 12.5%
Biotechnology - 0.5%
Amgen, Inc.	3,000,000	164,100
Health Care Equipment & Supplies - 1.7%
Atrion Corp.	10,000	1,991
Exactech, Inc. (a)	399,263	6,823
Hoshiiryou Sanki Co. Ltd. (e)	280,000	7,731
Huvitz Co. Ltd. (e)	900,000	6,308
Immucor, Inc. (a)	500,000	13,250
Kinetic Concepts, Inc. (a)(e)	4,208,173	281,695
Mani, Inc.	335,000	12,575
Medical Action Industries, Inc. (a)(e)	1,634,280	12,453
Microlife Corp.	2,760,000	4,668
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Nakanishi, Inc.	271,300	$ 28,270
Prim SA (e)	1,615,000	12,043
Span-America Medical System, Inc. (e)	269,900	4,167
St. Shine Optical Co. Ltd.	500,200	7,699
Syneron Medical Ltd. (a)(e)	2,450,000	29,694
Techno Medica Co. Ltd.	86	361
Theragenics Corp. (a)(e)	3,304,620	5,651
Top Glove Corp. Bhd	1,500,000	2,726
Utah Medical Products, Inc. (e)	438,418	11,070
Value Added Technlgies Co. Ltd.	650,000	6,319
Young Innovations, Inc. (e)	750,000	21,735
Zimmer Holdings, Inc. (a)	2,000,000	120,040
		597,269
Health Care Providers & Services - 9.2%
Advocat, Inc. (e)	515,287	3,365
Almost Family, Inc. (a)(e)	900,000	22,743
Amedisys, Inc. (a)(d)(e)	2,882,000	74,529
AMERIGROUP Corp. (a)(e)	4,850,000	266,750
AmSurg Corp. (a)(e)	2,350,000	59,761
AS One Corp.	190,000	4,049
Continucare Corp. (a)	600,000	3,792
Corvel Corp. (a)	100,054	4,617
Coventry Health Care, Inc. (a)(e)	14,635,627	468,340
DVx, Inc.	27,100	750
Grupo Casa Saba SA de CV sponsored ADR (a)(d)	1,263,900	20,854
HealthSpring, Inc. (a)(e)	5,100,000	209,304
Healthways, Inc. (a)(e)	1,747,900	26,096
Henry Schein, Inc. (a)	100,000	6,646
LHC Group, Inc. (a)(e)	1,867,500	42,542
LifePoint Hospitals, Inc. (a)	1,900,000	70,490
Lincare Holdings, Inc. (e)	13,453,537	344,276
Medica Sur SA de CV	325,500	674
Mediq NV	25,000	467
MEDNAX, Inc. (a)	100,000	6,816
Patterson Companies, Inc.	3,200,000	98,688
Polska Grupa Farmaceutyczna SA	10,000	158
Psychemedics Corp.	115,000	987
Triple-S Management Corp. (a)(e)	1,957,734	42,228
Tsukui Corp.	314,800	4,454
U.S. Physical Therapy, Inc.	45,000	1,084
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
United Drug PLC:
(Ireland)	9,400,000	$ 31,605
(United Kingdom)	533,719	1,796
UnitedHealth Group, Inc.	23,000,000	1,141,473
Universal American Spin Corp. (a)	1,700,043	16,167
VCA Antech, Inc. (a)	100,000	1,954
Wellcare Health Plans, Inc. (a)	1,150,000	50,428
WellPoint, Inc.	2,250,000	151,988
Win International Co., Ltd. (e)	800,071	6,882
		3,186,753
Health Care Technology - 0.0%
Arrhythmia Research Technology, Inc. (e)	271,041	1,163
ND Software Co. Ltd.	31,000	566
		1,729
Life Sciences Tools & Services - 0.1%
ICON PLC sponsored ADR (a)	1,800,000	40,194
Pharmaceuticals - 1.0%
Aurobindo Pharma Ltd.	30,000	116
Bukwang Pharmaceutical Co. Ltd.	60,000	865
Daewon Pharmaceutical Co. Ltd. (e)	1,290,900	8,779
DongKook Pharmaceutical Co. Ltd.	316,494	4,713
Endo Pharmaceuticals Holdings, Inc. (a)	3,800,000	141,550
Forest Laboratories, Inc. (a)	2,000,000	74,120
Fornix Biosciences NV	260,000	224
Hanmi Holdings Co. Ltd. (a)	99,950	2,636
Ildong Pharmaceutical Co. Ltd. (e)	2,505,065	20,149
Jeil Pharmaceutical Co. (e)	1,112,220	14,980
KunWha Pharmaceutical Co., Ltd. (e)	325,900	3,833
Kwang Dong Pharmaceutical Co. Ltd.	25,000	87
Pacific Pharmaceutical Co. Ltd.	81,000	2,021
Recordati SpA	4,250,000	46,410
Sanofi-Aventis rights (a)	50,000	58
Torii Pharmaceutical Co. Ltd.	620,000	11,858
Whanin Pharmaceutical Co. Ltd. (e)	1,860,000	14,590
Yuyu Pharma, Inc.	255,000	1,758
		348,747
TOTAL HEALTH CARE		4,338,792
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 7.2%
Aerospace & Defense - 0.4%
CAE, Inc. (d)	6,500,000	$ 85,043
Magellan Aerospace Corp. (a)	550,100	2,562
Meggitt PLC	100,000	637
Moog, Inc. Class A (a)	1,250,000	51,188
		139,430
Air Freight & Logistics - 0.3%
Air T, Inc. (e)	244,600	2,184
Kintetsu World Express, Inc.	500,000	17,183
Pacer International, Inc. (a)(e)	1,825,017	9,746
Sinwa Ltd. (a)(e)	21,000,000	2,616
Yusen Logistics Co. Ltd. (e)	4,221,500	67,520
		99,249
Airlines - 0.1%
MAIR Holdings, Inc. (a)(e)	2,000,026	0
Pinnacle Airlines Corp. (a)	859,096	3,428
Republic Airways Holdings, Inc. (a)(d)(e)	3,582,000	15,510
SkyWest, Inc.	1,276,430	16,415
		35,353
Building Products - 0.2%
AAON, Inc.	1,200,000	27,216
Insteel Industries, Inc. (e)	1,000,000	11,460
Kingspan Group PLC (Ireland)	2,300,000	23,133
Kondotec, Inc. (d)(e)	1,000,000	11,733
		73,542
Commercial Services & Supplies - 1.2%
Aeon Delight Co. Ltd.	475,000	10,498
AJIS Co. Ltd. (e)	438,500	7,862
Asia File Corp. Bhd	250,000	330
Avery Dennison Corp.	1,000,000	31,550
Cintas Corp.	1,000,090	32,553
Fursys, Inc. (e)	757,664	19,727
HNI Corp.	370,000	7,737
Industrial Services of America, Inc. (a)(d)	84,200	855
Knoll, Inc. (e)	4,375,000	79,844
M&F Worldwide Corp. (a)	430,207	10,781
Mitie Group PLC (d)(e)	20,025,000	78,797
Moshi Moshi Hotline, Inc.	310,000	5,434
Multi-Color Corp.	625,700	16,850
Nice e-Banking Services (e)	2,500,000	5,454
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Republic Services, Inc.	25,000	$ 726
RPS Group PLC	1,500,000	5,762
Teems, Inc. (a)(e)	124,950	1,452
United Stationers, Inc. (e)	2,431,544	78,028
VICOM Ltd.	3,255,000	9,921
		404,161
Construction & Engineering - 0.7%
Arcadis NV	1,275,000	30,090
Astaldi SpA	100,000	616
Aveng Ltd.	625,000	3,347
Bird Construction, Inc. (d)	25,000	311
Chodai Co. Ltd.	20,500	56
Daiichi Kensetsu Corp. (e)	1,700,000	15,682
Daiwa Densetsu Corp.	10,000	30
Dongyang Engineering & Construction Corp. (e)	289,500	1,538
EMCOR Group, Inc. (a)	949,996	26,524
EPCO Co. Ltd.	50,000	867
Foster Wheeler AG (a)	15,000	407
Granite Construction, Inc. (d)	500,000	11,690
Hanil Construction Co. Ltd. (a)	23,809	67
Heijmans NV unit	10,000	230
Imtech NV	925,000	29,924
Jacobs Engineering Group, Inc. (a)	1,000,000	39,140
Kaneshita Construction Co. Ltd.	681,000	3,061
Kier Group PLC	100,000	2,182
Koninklijke BAM Groep NV	1,800,000	10,190
Kyeryong Construction Industrial Co. Ltd. (e)	893,000	18,380
Meisei Industrial Co. Ltd. (d)	1,250,000	4,060
Mirait Holdings Corp.	2,449,940	20,245
Sanyo Engineering & Construction, Inc.	900,000	3,333
Severfield-Rowen PLC	1,100,000	3,575
Shinnihon Corp. (d)	1,800,000	5,519
Shinsegae Engineering & Construction Co. Ltd. (e)	314,469	4,474
ShoLodge, Inc. (a)(e)	500,627	5
Sterling Construction Co., Inc. (a)	401,125	5,134
Tutor Perini Corp.	750,000	11,835
United Integration Services Co. Ltd.	2,100,000	2,309
Vianini Lavori SpA	675,000	3,955
		258,776
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.5%
Aichi Electric Co. Ltd.	1,000,000	$ 3,560
Aros Quality Group AB	643,485	5,983
AZZ, Inc. (e)	1,110,000	55,533
Canare Electric Co. Ltd.	160,000	2,565
Chiyoda Integre Co. Ltd.	530,000	7,458
Deswell Industries, Inc.	495,000	1,450
Dynapack International Technology Corp.	400,000	1,974
Fushi Copperweld, Inc. (a)(e)	2,932,800	20,735
FW Thorpe PLC	504,300	6,664
Global Power Equipment Group, Inc. (a)	10,000	260
Graphite India Ltd.	2,200,000	4,379
I-Sheng Electric Wire & Cable Co. Ltd. (e)	11,000,000	13,902
Jinpan International Ltd. (d)	382,640	4,718
Korea Electric Terminal Co. Ltd. (e)	700,000	18,591
Nexans SA (d)	200,000	17,323
PK Cables OY	250,000	5,421
Prysmian SpA	425,000	7,884
Servotronics, Inc.	50,000	442
Universal Security Instruments, Inc. (a)(e)	241,255	1,575
		180,417
Industrial Conglomerates - 1.1%
DCC PLC (Ireland) (e)	8,310,000	224,715
Reunert Ltd.	1,175,000	10,446
Seaboard Corp.	49,000	128,135
		363,296
Machinery - 1.2%
Aalberts Industries NV (e)	8,000,000	156,502
Actuant Corp. Class A	250,000	6,178
ASL Marine Holdings Ltd.	17,500,000	8,793
Charter International PLC	50,000	657
CKD Corp. (e)	5,525,000	47,666
Foremost Income Fund (e)	2,141,103	14,343
Gencor Industries, Inc. (a)	283,103	2,191
Hardinge, Inc.	240,935	2,638
Hurco Companies, Inc. (a)(e)	631,800	18,588
Hwacheon Machine Tool Co. Ltd. (e)	219,900	15,622
Ihara Science Corp. (e)	865,000	7,429
Industrea Ltd.	50,000	65
Inoue Kinzoku Kogyo Co. Ltd. (e)	1,082,000	6,045
Jaya Holdings Ltd. (a)(e)	74,670,000	35,036
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Kyowakogyosyo Co.,Ltd. (d)	140,000	$ 1,584
NACCO Industries, Inc. Class A	310,000	28,173
Nadex Co. Ltd. (e)	650,000	2,255
Nichidai Corp.	150,000	653
Nitta Corp.	75,000	1,517
Oshkosh Truck Corp. (a)	200,000	4,964
S&T Holdings Co. Ltd.	700,020	10,358
Semperit AG Holding	550,000	26,766
Takamatsu Machinery Co., Ltd.	105,000	557
Takeuchi Manufacturing Co. Ltd. (a)	270,000	2,842
Tocalo Co. Ltd.	560,000	13,206
Trifast PLC (a)(e)	4,459,000	3,532
Trinity Industrial Corp.	662,000	2,752
		420,912
Marine - 0.0%
Excel Maritime Carriers Ltd. (a)(d)	150,000	387
Tokyo Kisen Co. Ltd. (e)	1,000,000	6,756
		7,143
Professional Services - 0.7%
Akka Technologies SA	5,000	150
Boardroom Ltd.	3,000,000	1,345
Clarius Group Ltd.	4,142,382	2,731
Corporate Executive Board Co.	200,000	8,130
CRA International, Inc. (a)(e)	600,000	16,128
en-japan, Inc.	6,100	8,235
Equifax, Inc.	3,000,000	103,080
Hyder Consulting PLC	609,800	4,321
RCM Technologies, Inc. (a)(e)	1,299,917	7,189
SmartPros Ltd.	125,000	274
Stantec, Inc. (a)	2,600,000	74,103
Synergie SA	210,684	3,854
Temp Holdings Co., Ltd.	325,000	3,011
VSE Corp.	167,400	3,524
		236,075
Road & Rail - 0.3%
Alps Logistics Co. Ltd. (e)	1,723,700	17,312
Contrans Group, Inc.:
(sub. vtg.) (f)	130,000	1,157
Class A	1,100,000	9,786
Hamakyorex Co. Ltd. (e)	510,000	17,487
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
Hutech Norin Co. Ltd. (e)	1,043,700	$ 9,221
Sakai Moving Service Co. Ltd. (e)	778,000	16,901
Trancom Co. Ltd. (e)	1,032,400	21,865
Universal Truckload Services, Inc. (a)	474,513	7,545
US 1 Industries, Inc. (a)(e)	1,362,000	1,907
Vitran Corp., Inc. (a)	500,000	5,150
		108,331
Trading Companies & Distributors - 0.4%
AddTech AB (B Shares)	460,000	12,721
Grafton Group PLC unit	6,700,017	28,014
Hanwa Co. Ltd.	3,500,000	15,507
Houston Wire & Cable Co. (d)(e)	925,000	14,717
KS Energy Services Ltd. (a)	14,200,000	12,500
Otec Corp.	125,000	853
Parker Corp. (e)	2,400,000	5,925
Richelieu Hardware Ltd.	350,000	10,019
Senshu Electric Co. Ltd. (e)	1,080,000	15,436
Strongco Corp. (a)(e)	1,025,288	5,688
Tanaka Co. Ltd.	100,000	709
TECHNO ASSOCIE CO., LTD.	180,000	1,539
Totech Corp. (d)	200,000	876
Uehara Sei Shoji Co. Ltd.	1,100,000	4,659
Wakita & Co. Ltd.	650,000	3,733
Yamazen Co. Ltd.	1,050,000	8,022
		140,918
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd. (e)	1,575,000	8,615
Meiko Transportation Co. Ltd.	905,000	9,019
		17,634
TOTAL INDUSTRIALS		2,485,237
INFORMATION TECHNOLOGY - 15.7%
Communications Equipment - 0.9%
Aastra Technologies Ltd. (e)	1,175,000	22,728
Bel Fuse, Inc. Class A	315,000	6,533
Black Box Corp. (e)	1,606,839	45,779
Blonder Tongue Laboratories, Inc. (a)	152,040	252
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	2,202,137	9,447
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc.	3,600,000	$ 57,492
ClearOne Communications, Inc. (a)(e)	455,495	2,423
Comtech Telecommunications Corp.	1,225,000	33,014
Ditech Networks, Inc. (a)(e)	1,820,000	2,002
NEC Mobiling Ltd.	300,000	10,704
Nera Telecommunications Ltd.	9,000,000	2,728
NETGEAR, Inc. (a)	1,200,000	39,492
Optical Cable Corp.	300,000	1,182
TKH Group NV unit	3,000,000	87,073
		320,849
Computers & Peripherals - 2.5%
Compal Electronics, Inc.	153,500,000	198,785
Logitech International SA (a)	25,000	240
Logitech International SA (Reg.) (a)	7,600,000	73,226
Pinnacle Technology Holdings Ltd.	4,500,000	6,196
Rimage Corp. (e)	941,192	13,948
Roland DG Corp.	210,000	2,936
Seagate Technology (e)	30,700,000	426,423
Super Micro Computer, Inc. (a)(e)	2,200,500	31,005
Synaptics, Inc. (a)	175,000	4,300
TPV Technology Ltd.	58,500,000	29,198
Western Digital Corp. (a)	1,025,000	35,322
Xyratex Ltd. (e)	3,102,900	29,571
		851,150
Electronic Equipment & Components - 3.6%
A&D Co. Ltd. (d)(e)	1,650,000	8,254
Beijer Electronics AB	124,691	1,358
CNB Technology, Inc.	110,000	813
Delta Electronics PCL (For. Reg.)	25,000,000	22,880
DigiTech Systems Co., Ltd. (a)	280,000	3,227
Elec & Eltek International Co. Ltd.	1,800,000	6,606
Elematec Corp. (e)	1,810,000	25,798
Excel Co. Ltd. (e)	909,800	9,516
Fabrinet (a)	40,000	616
Hanla Ims Co. Ltd.	10,518	53
Hi-P International Ltd.	20,000,000	15,364
Hon Hai Precision Industry Co. Ltd. (Foxconn)	118,800,000	338,547
Huan Hsin Holdings Ltd. (a)	7,200,000	909
Image Sensing Systems, Inc. (a)(e)	361,800	3,868
Insight Enterprises, Inc. (a)	1,600,127	26,930
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Intelligent Digital Integrated Security Co., Ltd. (e)	1,001,800	$ 16,724
INTOPS Co. Ltd. (e)	859,900	16,149
Jurong Technologies Industrial Corp. Ltd. (a)	29,873,347	0
Kingboard Chemical Holdings Ltd.	41,000,000	194,905
Kingboard Chemical Holdings Ltd. warrants 10/31/12 (a)	4,100,000	1,999
Kingboard Laminates Holdings Ltd.	9,000,000	5,393
KITAGAWA INDUSTRIES CO., LTD.	100,000	1,299
Mesa Laboratories, Inc. (e)	317,500	10,712
Metrologic Group	5,137	167
Multi-Fineline Electronix, Inc. (a)	160,000	3,250
Muramoto Electronic Thailand PCL (For. Reg.)	1,700,000	13,303
Nippo Ltd. (e)	797,000	5,229
Orbotech Ltd. (a)(e)	3,100,000	34,813
Posiflex Technologies, Inc.	1,801,629	3,381
ScanSource, Inc. (a)(e)	2,000,000	73,900
SED International Holdings, Inc. (a)(e)	475,000	2,328
Shibaura Electronics Co. Ltd. (e)	777,800	16,372
Shinko Shoji Co. Ltd.	50,000	403
Sigmatron International, Inc. (a)(e)	381,880	1,833
SMART Modular Technologies (WWH), Inc. (a)(e)	6,200,000	55,800
Store Electronic Systems SA (a)	21,950	360
SYNNEX Corp. (a)(e)	3,498,500	99,078
Taitron Components, Inc. Class A (sub. vtg.) (a)	359,023	377
Tessco Technologies, Inc.	70,000	1,040
Tomen Devices Corp. (e)	542,500	13,970
Tomen Electronics Corp. (e)	1,492,400	19,449
Venture Corp. Ltd. (e)	23,000,000	150,513
VST Holdings Ltd. (a)(e)	89,292,000	22,684
Winland Electronics, Inc. (a)(e)	300,700	189
Wireless Telecom Group, Inc. (a)(e)	1,767,712	1,414
XAC Automation Corp. (e)	9,430,000	10,612
		1,242,385
Internet Software & Services - 1.3%
AhnLab, Inc.	200,000	4,505
Daou Technology, Inc.	1,581,290	14,774
DeNA Co. Ltd.	305,000	15,237
eBay, Inc. (a)	7,500,000	245,625
Gabia, Inc.	610,000	1,854
Gurunavi, Inc. (d)	235,000	2,421
j2 Global Communications, Inc. (e)	3,760,000	100,542
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Jorudan Co. Ltd.	150,000	$ 1,148
Macromill, Inc.	5,000	55
Meetic (a)(e)	1,620,000	34,822
Melbourne IT Ltd. (e)	8,050,000	15,654
Monster Worldwide, Inc. (a)	75,000	881
NetGem SA	1,000,000	4,641
Rentabiliweb Group SA	75,000	1,042
Softbank Technology Corp. (e)	697,000	5,796
The Stanley Gibbons Group PLC	768,429	2,182
UANGEL Corp. (e)	1,200,000	3,887
United Internet AG	50,000	1,018
Web.com, Inc. (a)	146,554	1,274
		457,358
IT Services - 3.5%
Accenture PLC Class A	400,000	23,656
ALTEN	555,000	20,734
Amdocs Ltd. (a)	8,014,400	252,694
Argo Graphics, Inc. (e)	526,500	7,060
Calian Technologies Ltd. (e)	778,500	16,460
Cielo SA	40,000	1,111
Computer Services, Inc.	190,600	5,718
Convergys Corp. (a)	750,000	9,330
CSE Global Ltd. (e)	46,527,000	46,560
Data#3 Ltd.	30,000	449
EOH Holdings Ltd. (e)	8,322,000	27,526
Groupe Steria SCA	1,005	25
Heartland Payment Systems, Inc. (e)	3,600,000	75,744
HIQ International AB	900,000	5,064
Indra Sistemas (d)(e)	16,413,000	326,153
Jack Henry & Associates, Inc.	1,800,432	52,123
Know IT AB (e)	1,650,000	16,521
ManTech International Corp. Class A	125,000	5,100
Mastek Ltd. (e)	2,025,000	5,105
Matsushita Electric Works Information Systems Co. Ltd.	500,000	13,740
NCI, Inc. Class A (a)	180,336	3,874
NeuStar, Inc. Class A (a)	360,000	9,374
Patni Computer Systems Ltd. sponsored ADR	413,566	5,984
Rolta India Ltd.	2,699,942	7,109
SAIC, Inc. (a)	2,250,000	36,068
SinoCom Software Group Ltd. (e)	73,000,000	6,744
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Softcreate Co., Ltd.	110,500	$ 1,673
Syntel, Inc.	375,000	20,614
The Western Union Co.	100,000	1,941
Total System Services, Inc. (e)	11,500,000	214,015
		1,218,269
Office Electronics - 0.3%
Xerox Corp.	10,000,000	93,300
Semiconductors & Semiconductor Equipment - 0.9%
Alpha & Omega Semiconductor Ltd. (a)	1,022,550	11,493
Axell Corp. (d)(e)	925,000	19,494
Diodes, Inc. (a)(e)	3,850,000	90,668
Gennum Corp. (e)	3,050,000	22,347
KEC Holdings Co. Ltd. (a)(e)	1,399,999	2,164
Lasertec Corp.	362,000	5,042
Leeno Industrial, Inc.	175,000	3,950
MediaTek, Inc.	500,000	4,475
Melexis NV (e)	3,350,000	52,033
Miraial Co. Ltd.	216,900	4,532
Nextchip Co. Ltd. (e)	1,070,110	11,672
Novatek Microelectronics Corp.	1,675,000	4,680
Powertech Technology, Inc.	9,460,000	27,155
Sporton International, Inc. (e)	6,426,000	15,308
Sunplus Technology Co. Ltd. (a)	7,000,000	3,575
Telechips, Inc. (e)	1,058,800	5,754
Tessera Technologies, Inc. (a)	500,000	7,855
Trio-Tech International (a)(e)	322,543	1,145
UKC Holdings Corp. (e)	1,570,000	16,727
Varitronix International Ltd. (e)	16,500,000	10,543
Y. A. C. Co., Ltd.	300,000	3,391
		324,003
Software - 2.7%
AdaptIT Holdings Ltd.	2,655,403	270
ANSYS, Inc. (a)(e)	5,100,000	258,060
Axway Software SA (a)	5,000	130
Cybernet Systems Co. Ltd. (e)	20,500	5,380
Descartes Systems Group, Inc. (a)	5,000	34
DTS Corp.	200,000	2,250
ebix.com, Inc. (a)(d)(e)	2,110,000	41,546
Exact Holdings NV	725,000	21,501
Geodesic Ltd. (e)	4,873,000	7,115
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
ICSA (India) Ltd.	1,599,999	$ 3,310
ICT Automatisering NV (d)(e)	874,000	5,436
IGE + XAO SA	30,000	1,078
Infomedia Ltd. (e)	16,200,000	4,183
init innovation in traffic systems AG	10,000	285
KSK Co., Ltd. (e)	611,200	4,249
MICROS Systems, Inc. (a)	100,036	4,899
Microsoft Corp.	5,000,000	137,000
Net 1 UEPS Technologies, Inc. (a)	550,000	4,340
NSD Co. Ltd.	250,000	2,160
Nucleus Software Exports Ltd.	1,050,000	1,753
Oracle Corp.	13,000,000	397,540
Playtech Ltd.	10,000	62
Pro-Ship, Inc.	130,100	2,559
Progress Software Corp. (a)	528,300	12,732
Sage Group PLC	650,000	2,928
Shanda Games Ltd. sponsored ADR (a)	200,000	1,200
Societe Pour L'Informatique Industrielle SA (e)	1,143,872	9,566
SWORD Group (e)	571,130	14,172
Vitec Software Group AB	9,000	92
Zensar Technologies Ltd.	300,000	988
		946,818
TOTAL INFORMATION TECHNOLOGY		5,454,132
MATERIALS - 3.7%
Chemicals - 2.4%
Aditya Birla Chemicals India Ltd. (e)	2,338,600	6,774
American Vanguard Corp.	1,200,000	16,392
C. Uyemura & Co. Ltd. (e)	653,800	29,052
Chase Corp. (e)	894,586	12,542
Core Molding Technologies, Inc. (a)	314,306	2,857
Deepak Fertilisers and Petrochemicals Corp. Ltd. (e)	6,900,026	25,393
Deepak Nitrite Ltd. (e)	652,891	3,120
EcoGreen Fine Chemical Group Ltd. (e)	44,806,000	15,177
FMC Corp.	2,000,000	175,140
Fujikura Kasei Co., Ltd. (e)	3,271,600	18,363
Gujarat Narmada Valley Fertilizers Co.	3,850,000	8,778
Gujarat State Fertilizers & Chemicals Ltd.	2,450,000	22,245
Honshu Chemical Industry Co., Ltd. (e)	800,000	6,746
Innospec, Inc. (a)(e)	1,350,000	43,362
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
KPC Holdings Corp.	43,478	$ 2,301
Kpx Chemical Co. Ltd.	163,083	9,451
Miwon Chemicals Co. Ltd. (a)	36,485	817
Miwon Commercial Co. Ltd.	13,552	1,446
Muto Seiko Co. Ltd.	150,000	994
OM Group, Inc. (a)(e)	2,350,000	85,258
SK Kaken Co. Ltd.	390,000	15,404
Soda Aromatic Co. Ltd.	52,500	501
Soken Chemical & Engineer Co. Ltd. (e)	805,000	8,671
Spartech Corp. (a)	102,000	587
T&K Toka Co. Ltd. (e)	700,000	9,277
Thai Carbon Black PCL (For. Reg.)	11,600,000	11,006
Thai Rayon PCL (For. Reg.)	3,200,000	8,920
Yara International ASA	4,750,000	272,240
Yip's Chemical Holdings Ltd. (e)	31,002,000	36,118
		848,932
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (a)	850,700	4,354
JK Cement Ltd.	150,000	362
Mitani Sekisan Co. Ltd. (e)	1,290,500	9,222
Titan Cement Co. SA (Reg.)	575,000	11,839
		25,777
Containers & Packaging - 0.5%
Chuoh Pack Industry Co. Ltd. (e)	406,000	4,932
Kohsoku Corp. (e)	2,097,300	17,113
Silgan Holdings, Inc.	2,600,000	100,828
Starlite Holdings Ltd.	3,000,000	150
The Pack Corp. (e)	1,730,000	28,502
Vidrala SA	110,000	3,186
		154,711
Metals & Mining - 0.7%
Alconix Corp. (d)(e)	610,000	17,429
Blue Earth Refineries, Inc. (a)	274,309	137
Chubu Steel Plate Co. Ltd.	500,000	3,060
Compania de Minas Buenaventura SA sponsored ADR	3,000,000	122,820
Hill & Smith Holdings PLC	1,650,600	10,005
Horsehead Holding Corp. (a)(e)	2,300,000	25,691
Korea Steel Shapes Co. Ltd.	42,000	2,581
Orosur Mining, Inc. (a)	2,878,300	3,645
Orvana Minerals Corp. (a)(d)	1,350,000	2,868
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Pacific Metals Co. Ltd.	4,000,000	$ 29,936
Sherritt International Corp.	1,650,000	10,310
Terra Nova Royalty Corp.	36,538	284
Tohoku Steel Co. Ltd. (e)	595,000	7,344
Tokyo Kohtetsu Co. Ltd.	125,000	836
Tokyo Tekko Co. Ltd. (e)	4,600,000	12,970
Webco Industries, Inc. (a)	9,122	1,168
Yamato Kogyo Co. Ltd.	258,000	7,780
		258,864
Paper & Forest Products - 0.0%
Gunns Ltd. (a)	750,000	206
Stella-Jones, Inc.	35,000	1,351
Stella-Jones, Inc. (a)	165,000	6,371
		7,928
TOTAL MATERIALS		1,296,212
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Atlantic Tele-Network, Inc. (e)	1,338,800	50,566
Wireless Telecommunication Services - 0.1%
Okinawa Cellular Telephone Co.	209	482
SK Telecom Co. Ltd. sponsored ADR (d)	1,875,000	29,850
		30,332
TOTAL TELECOMMUNICATION SERVICES		80,898
UTILITIES - 0.2%
Electric Utilities - 0.1%
PPL Corp.	1,000,000	27,900
Gas Utilities - 0.1%
Hokuriku Gas Co.	1,600,000	4,428
Keiyo Gas Co. Ltd.	606,000	2,968
KyungDong City Gas Co. Ltd.	153,670	8,410
Otaki Gas Co. Ltd.	725,000	3,777
UGI Corp.	200,000	6,060
		25,643
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.0%
Drax Group PLC	750,000	$ 6,587
Mega First Corp. Bhd (e)	22,662,000	12,838
		19,425
TOTAL UTILITIES		72,968
TOTAL COMMON STOCKS (Cost $20,056,603)		29,969,264
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.3%
Johnson Controls, Inc. 11.50%	500,000	90,720
Automobiles - 0.1%
General Motors Co. 4.75%	1,000,000	46,210
TOTAL CONSUMER DISCRETIONARY		136,930
FINANCIALS - 0.0%
Commercial Banks - 0.0%
East West Bancorp, Inc. Series A, 8.00%	3,195	4,441
TOTAL CONVERTIBLE PREFERRED STOCKS		141,371
Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Hite Holdings Co. Ltd.	48,534	449
Food Products - 0.0%
Nam Yang Dairy Products	4,917	1,418
TOTAL CONSUMER STAPLES		1,867
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Pacific Pharmaceutical Co. Ltd.	15,000	398
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
MATERIALS - 0.0%
Construction Materials - 0.0%
Buzzi Unicem SpA (Risparmio Shares)	1,250,000	$ 7,680
TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,945
TOTAL PREFERRED STOCKS (Cost $88,659)		151,316
Convertible Bonds - 0.1%
	Principal Amount (000s)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
USEC, Inc. 3% 10/1/14	$ 37,150	26,763
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Textron, Inc. 4.5% 5/1/13	8,170	14,953
TOTAL CONVERTIBLE BONDS (Cost $43,085)		41,716
Money Market Funds - 15.1%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	4,735,165,043	4,735,165
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	510,881,149	510,881
TOTAL MONEY MARKET FUNDS (Cost $5,246,046)		5,246,046
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $25,434,393)		35,408,342
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(615,082)
NET ASSETS - 100%		$ 34,793,260
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,117,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,130,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Bank of Ireland	7/29/11	$ 21,089
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 6,556
Fidelity Securities Lending Cash Central Fund	6,397
Total	$ 12,953
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A&D Co. Ltd.	$ 8,152	$ -	$ -	$ 131	$ 8,254
Aalberts Industries NV	70,048	68,566	-	2,882	156,502
Aastra Technologies Ltd.	6,692	17,744	-	723	22,728
Abbey PLC	20,393	-	-	379	24,817
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Abercrombie & Fitch Co. Class A	$ 329,874	$ -	$ 154,605	$ 5,675	$ 475,280
Adams Resources & Energy, Inc.	8,856	-	2,121	228	8,983
Aditya Birla Chemicals India Ltd.	2,313	3,788	-	26	6,774
Advocat, Inc.	2,662	41	397	125	3,365
Aeropostale, Inc.	67,521	122,703	-	-	137,784
Air T, Inc.	2,457	15	-	61	2,184
AJIS Co. Ltd.	6,926	-	-	225	7,862
Alabama Aircraft Industries, Inc.	289	-	47	-	-
Alconix Corp.	-	15,866	-	85	17,429
Almost Family, Inc.	4,205	20,235	-	-	22,743
Alps Logistics Co. Ltd.	17,651	-	-	676	17,312
Ambassadors Group, Inc.	6,158	7,534	-	230	10,479
Amedisys, Inc.	75,024	675	-	-	74,529
American HomePatient, Inc.	677	-	688	-	-
American Vanguard Corp.	10,688	3,579	6,803	81	-
AMERIGROUP Corp.	178,334	-	8,427	-	266,750
AmSurg Corp.	43,107	-	77	-	59,761
ANSYS, Inc.	229,245	-	-	-	258,060
AOC Holdings, Inc.	27,634	1,582	-	444	46,614
Arctic Cat, Inc.	12,143	-	6,390	-	13,184
Argo Graphics, Inc.	5,721	141	-	293	7,060
ARK Restaurants Corp.	4,517	-	750	345	4,545
Arrhythmia Research Technology, Inc.	1,355	-	-	49	1,163
Arts Optical International Holdings Ltd.	9,443	6,144	-	476	13,730
Assurant, Inc.	207,892	12,232	23,511	3,542	190,567
ASTI Corp.	5,355	-	-	189	5,051
Atlantic Tele-Network, Inc.	59,858	-	-	1,178	50,566
Axell Corp.	19,661	7,674	-	1,345	19,494
Axis Capital Holdings Ltd.	247,022	6,953	-	7,173	259,741
AZZ, Inc.	48,318	-	-	1,110	55,533
Barratt Developments PLC	126,805	-	-	-	135,826
Basic Energy Services, Inc.	24,362	-	22,288	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Belc Co. Ltd.	$ 21,168	$ -	$ -	$ 698	$ 30,030
Belluna Co. Ltd.	24,489	-	-	858	35,517
Bellway PLC	68,394	-	-	1,247	81,530
Benihana, Inc.	4,400	-	4,836	-	-
Benihana, Inc. Class A (sub. vtg.)	3,452	-	5,320	-	-
Big 5 Sporting Goods Corp.	2,748	22,984	-	285	18,137
Black Box Corp.	60,302	188	13,189	419	45,779
Blyth, Inc.	35,156	-	5,985	1,067	50,355
BMTC Group, Inc. Class A (sub. vtg.)	122,011	-	-	1,188	132,588
Brinker International, Inc.	161,255	235	58,806	5,209	184,954
C. Uyemura & Co. Ltd.	27,497	957	-	409	29,052
Cal Dive International, Inc.	59	39,481	-	-	36,287
Calian Technologies Ltd.	13,632	-	-	622	16,460
Career Education Corp.	112,378	3,089	1,349	-	106,643
Cascade Corp.	37,301	1,556	47,508	175	-
Cathay General Bancorp	48,510	-	-	165	57,173
CE Franklin Ltd.	9,036	187	233	-	13,509
CEC Entertainment, Inc.	75,539	-	6,642	800	77,400
Center Financial Corp.	11,223	70	-	-	13,462
Chase Corp.	11,995	624	-	302	12,542
Chime Communications PLC	11,617	634	-	436	18,690
Chuoh Pack Industry Co. Ltd.	1,816	1,979	-	132	4,932
Citi Trends, Inc.	-	23,895	-	-	15,755
CKD Corp.	36,338	201	-	867	47,666
ClearOne Communications, Inc.	3,032	-	3,751	-	2,423
Clip Corp.	2,676	6	-	150	3,958
Columbus McKinnon Corp. (NY Shares)	19,504	655	25,728	-	-
Cosmos Pharmaceutical Corp.	46,118	2,286	-	760	88,625
Coventry Health Care, Inc.	289,015	1,339	-	-	468,340
CRA International, Inc.	12,492	1,628	4,080	-	16,128
Craftmade International, Inc.	3,278	-	-	-	1,710
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Create SD Holdings Co. Ltd.	$ 42,372	$ 1,586	$ -	$ 1,067	$ 46,318
CSE Global Ltd.	28,135	6,434	-	1,468	46,560
Cybernet Systems Co. Ltd.	6,540	-	-	127	5,380
D.R. Horton, Inc.	267,786	-	3,879	3,623	285,120
Daewon Pharmaceutical Co. Ltd.	6,931	-	-	184	8,779
Daiichi Kensetsu Corp.	13,283	469	-	338	15,682
DCC PLC (Ireland)	204,161	-	-	8,608	224,715
Deepak Fertilisers and Petrochemicals Corp. Ltd.	16,440	6,063	-	776	25,393
Deepak Nitrite Ltd.	1,525	1,294	-	88	3,120
Delta Apparel, Inc.	12,587	-	-	-	16,763
Deswell Industries, Inc.	3,327	-	1,192	69	-
Diodes, Inc.	65,420	3,592	-	-	90,668
Ditech Networks, Inc.	2,684	-	495	-	2,002
Divestco, Inc.	3,349	-	-	2,263	563
Dongyang Engineering & Construction Corp.	2,068	837	-	99	1,538
Dorel Industries, Inc. Class B (sub. vtg.)	75,260	34,704	-	1,478	-
ebix.com, Inc.	29,234	7,240	-	-	41,546
EcoGreen Fine Chemical Group Ltd.	11,445	1,019	-	268	15,177
Educational Development Corp.	2,074	-	-	197	2,070
Elematec Corp.	19,478	1,971	-	784	25,798
ELMOS Semiconductor AG	12,533	-	14,524	-	-
Endurance Specialty Holdings Ltd.	100,334	-	-	2,860	105,924
EOH Holdings Ltd.	5,112	10,913	-	260	27,526
Exactech, Inc.	11,046	321	5,585	-	-
Excel Co. Ltd.	10,590	-	-	306	9,516
Farstad Shipping ASA	67,630	15,763	1,269	1,773	95,693
Federal Screw Works	443	-	-	-	803
First Juken Co. Ltd.	6,017	8,287	-	334	12,999
Folli Follie Group (formerly Folli Follie SA)	43,160	7,538	-	264	44,972
Food Empire Holdings Ltd.	13,226	-	-	450	16,474
Foremost Income Fund	12,081	-	-	543	14,343
Fornix Biosciences NV	2,817	-	677	2,409	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fossil, Inc.	$ 261,360	$ -	$ 389,718	$ -	$ -
Fresh Del Monte Produce, Inc.	132,540	-	-	954	155,881
Fujikura Kasei Co., Ltd.	17,754	2,431	-	474	18,363
Fursys, Inc.	15,635	3,972	-	331	19,727
Fushi Copperweld, Inc.	6,218	17,000	-	-	20,735
Fyffes PLC (Ireland)	15,484	-	-	809	19,915
GameStop Corp. Class A	108,270	46,887	-	-	186,282
Gennum Corp.	18,864	2,248	-	362	22,347
Genworth MI Canada, Inc.	148,054	-	4,146	4,864	139,919
Geodesic Ltd.	7,122	3,044	-	228	7,115
Gildan Activewear, Inc.	353,855	-	47,101	1,408	299,770
Glentel, Inc.	15,891	-	541	763	38,269
Goodfellow, Inc.	9,204	-	-	291	9,419
Group 1 Automotive, Inc.	49,896	-	49,272	341	-
Gulliver International Co. Ltd.	49,176	347	-	1,040	49,218
Halows Co. Ltd.	9,822	1,603	-	171	13,566
Hamakyorex Co. Ltd.	-	14,660	-	83	17,487
Hampshire Group Ltd.	4,186	-	-	-	3,404
Handsome Co. Ltd.	33,677	-	-	675	65,046
Hankook Shell Oil Co. Ltd.	10,387	-	303	899	13,738
Hardinge, Inc.	5,129	-	4,701	10	-
Health Net, Inc.	153,075	-	181,660	-	-
HealthSpring, Inc.	90,240	5,543	-	-	209,304
Healthways, Inc.	24,432	398	-	-	26,096
Heartland Payment Systems, Inc.	41,817	14,790	819	351	75,744
Helen of Troy Ltd.	67,807	455	-	-	91,913
Henry Boot PLC	15,208	-	-	613	24,054
Hiday Hidaka Corp.	-	13,136	-	89	14,211
Holidaybreak PLC	3,256	19,065	-	820	35,171
Honeys Co. Ltd.	31,038	-	3,002	278	18,844
Honshu Chemical Industry Co., Ltd.	3,645	771	-	137	6,746
Hornbeck Offshore Services, Inc.	22,299	11,296	-	-	52,618
Horsehead Holding Corp.	20,299	-	5,571	-	25,691
Hoshiiryou Sanki Co. Ltd.	5,419	886	-	119	7,731
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Houston Wire & Cable Co.	$ 10,358	$ 889	$ -	$ 307	$ 14,717
HTL International Holdings Ltd.	13,084	-	-	1,403	10,959
Hurco Companies, Inc.	10,858	-	357	-	18,588
Hutech Norin Co. Ltd.	8,828	-	-	234	9,221
Huvitz Co. Ltd.	-	3,876	-	22	6,308
Hwacheon Machine Tool Co. Ltd.	6,805	-	-	160	15,622
I A Group Corp.	1,330	2,689	-	105	5,086
I-Sheng Electric Wire & Cable Co. Ltd.	5,447	12,847	-	1,066	13,902
ICT Automatisering NV	4,729	-	-	310	5,436
Ihara Science Corp.	4,876	1,826	-	141	7,429
Ildong Pharmaceutical Co. Ltd.	15,483	-	-	256	20,149
Image Sensing Systems, Inc.	4,214	146	-	-	3,868
Indra Sistemas	169,160	107,434	-	12,889	326,153
Infomedia Ltd.	277	3,710	-	131	4,183
Innospec, Inc.	22,275	-	14,219	-	43,362
Inoue Kinzoku Kogyo Co. Ltd.	3,731	-	-	91	6,045
Insteel Industries, Inc.	9,458	3,818	6,217	158	11,460
Intage, Inc.	20,265	-	-	592	22,715
Intelligent Digital Integrated Security Co., Ltd.	12,610	12	-	183	16,724
Inter Parfums, Inc.	32,283	-	22,967	293	-
INTOPS Co. Ltd.	14,650	-	-	188	16,149
INZI Controls Co. Ltd.	5,524	-	-	111	13,056
Isewan Terminal Service Co. Ltd.	6,779	-	-	353	8,615
j2 Global Communications, Inc.	88,563	8,324	8,485	-	100,542
Jack in the Box, Inc.	135,518	-	-	-	149,248
Jackson Hewitt Tax Service, Inc.	2,409	-	136	-	-
JAKKS Pacific, Inc.	44,076	-	-	-	48,740
Jaya Holdings Ltd.	33,957	2,179	-	-	35,036
Jeil Pharmaceutical Co.	7,004	4,872	-	58	14,980
JLM Couture, Inc.	296	-	-	-	306
Jos. A. Bank Clothiers, Inc.	107,091	-	-	-	140,461
Jumbo SA	59,628	25,715	-	1,671	77,604
KEC Holdings Co. Ltd.	2,285	-	-	-	2,164
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kinetic Concepts, Inc.	$ 94,288	$ 54,204	$ -	$ -	$ 281,695
Knoll, Inc.	65,717	53	6,230	1,090	79,844
Know IT AB	7,144	6,916	-	629	16,521
Kohsoku Corp.	14,225	3,300	-	398	17,113
Kondotec, Inc.	6,908	-	-	291	11,733
Korea Electric Terminal Co. Ltd.	11,541	-	-	156	18,591
KSK Co., Ltd.	3,420	1,012	-	80	4,249
KunWha Pharmaceutical Co., Ltd.	3,325	9	-	142	3,833
Kyeryong Construction Industrial Co. Ltd.	10,684	-	-	195	18,380
Kyoto Kimono Yuzen Co. Ltd.	10,797	4,788	-	589	17,516
LHC Group, Inc.	7,817	38,639	-	-	42,542
LifePoint Hospitals, Inc.	95,821	-	43,191	-	-
Lincare Holdings, Inc.	319,656	-	-	10,763	344,276
M/I Homes, Inc.	19,026	-	-	-	20,378
MAIR Holdings, Inc.	0	-	-	-	0
MarineMax, Inc.	10,833	-	-	-	13,099
Maruzen Co., Ltd.	7,313	2,893	-	258	12,278
Mastek Ltd.	11,403	-	-	55	5,105
McCormick & Schmick's Seafood Restaurants	8,613	-	8,400	-	-
Medical Action Industries, Inc.	22,390	-	-	-	12,453
Meetic	28	35,165	-	-	34,822
Mega First Corp. Bhd	9,001	3,130	-	399	12,838
Melbourne IT Ltd.	3,932	11,166	-	794	15,654
Melexis NV	41,290	926	-	1,172	52,033
Mesa Laboratories, Inc.	7,604	-	-	149	10,712
Metro, Inc. Class A (sub. vtg.)	467,028	-	-	6,708	541,717
Michang Oil Industrial Co. Ltd.	6,785	-	-	254	8,330
Miller Industries, Inc.	8,290	-	8,891	-	-
Mitani Sekisan Co. Ltd.	5,454	2,020	-	120	9,222
Mitie Group PLC	49,777	15,444	-	2,791	78,797
Molina Healthcare, Inc.	38,753	-	52,691	-	-
Monarch Casino & Resort, Inc.	13,845	461	-	-	15,593
Motonic Corp.	24,887	-	-	722	29,703
Movado Group, Inc.	20,499	-	15,133	84	-
Mr. Bricolage SA	8,777	5,396	-	432	13,440
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Murakami Corp.	$ 8,302	$ -	$ -	$ 126	$ 9,004
Nadex Co. Ltd.	2,444	198	-	73	2,255
Nafco Co. Ltd.	19,918	12,086	-	556	35,732
National Interstate Corp.	21,055	4,117	477	342	25,099
NBTY, Inc.	247,896	-	252,599	-	-
NETGEAR, Inc.	84,824	-	87,582	-	-
New Frontier Media, Inc.	3,178	-	-	-	2,729
Next PLC	380,200	176,068	5,143	19,040	649,150
Nextchip Co. Ltd.	1,841	5,033	-	50	11,672
Nice e-Banking Services	-	6,880	-	77	5,454
Nice Information Servic Co. Ltd.	4,677	2,703	-	20	-
Nippo Ltd.	2,624	2,392	-	116	5,229
Nishimatsuya Chain Co. Ltd.	64,948	31	-	1,454	60,940
NN, Inc.	6,597	-	10,753	-	-
North Central Bancshares, Inc.	2,185	-	-	5	2,372
North Valley Bancorp	5,890	146	-	-	6,975
Nutraceutical International Corp.	18,010	-	-	-	16,924
Oil States International, Inc.	228,970	-	177,900	-	209,866
OM Group, Inc.	61,285	2,632	-	-	85,258
Optical Cable Corp.	1,606	-	1,372	14	-
Orbotech Ltd.	26,999	8,750	741	-	34,813
Oriental Financial Group, Inc.	19,541	-	-	428	31,106
Oriental Watch Holdings Ltd.	6,142	-	11,695	192	-
P&F Industries, Inc. Class A	776	-	-	-	1,762
Pacer International, Inc.	15,038	-	-	-	9,746
Pacific Premier Bancorp, Inc.	4,077	-	-	-	6,257
Pal Co. Ltd.	32,398	340	-	406	28,079
Papa John's International, Inc.	69,657	-	-	-	85,826
Parker Corp.	4,443	-	-	108	5,925
PetMed Express, Inc.	38,680	-	-	1,213	26,603
Physicians Formula Holdings, Inc.	4,046	-	211	-	4,369
Piolax, Inc.	19,150	198	-	340	25,052
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Plenus Co. Ltd.	$ 45,705	$ -	$ 6,545	$ 1,545	$ 43,429
Prim SA	13,450	-	-	362	12,043
Progress Software Corp.	65,788	-	74,400	-	-
RCM Technologies, Inc.	6,669	-	-	-	7,189
Red Robin Gourmet Burgers, Inc.	32,713	-	34,511	-	-
Relo Holdings Corp.	12,676	6,506	-	720	25,160
RenaissanceRe Holdings Ltd.	177,382	-	-	3,162	215,729
Republic Airways Holdings, Inc.	15,625	8,435	-	-	15,510
ResCare, Inc.	17,072	-	23,035	-	-
Rex American Resources Corp.	20,994	-	5,078	-	17,230
Rimage Corp.	15,859	155	145	188	13,948
Rocky Brands, Inc.	5,898	-	669	-	8,863
Rocky Mountain Chocolate Factory, Inc.	4,740	20	-	200	4,615
Ross Stores, Inc.	329,125	-	-	4,750	473,563
Ruby Tuesday, Inc.	65,122	-	-	-	57,922
Ruth's Hospitality Group, Inc.	9,483	-	-	-	13,497
Sakai Moving Service Co. Ltd.	16,519	-	-	525	16,901
Samsung Climate Control Co. Ltd.	2,746	-	-	25	3,225
Sanei-International Co. Ltd.	16,054	-	-	520	-
ScanSource, Inc.	58,277	691	4,441	-	73,900
Seagate Technology	188,250	200,549	1,698	5,310	426,423
Secom Techno Service Co. Ltd.	38,974	-	56,090	-	-
SED International Holdings, Inc.	1,235	-	-	-	2,328
Select Harvests Ltd.	5,762	10,517	-	637	10,532
Senshu Electric Co. Ltd.	10,634	-	-	308	15,436
Shibaura Electronics Co. Ltd.	11,355	1,295	-	256	16,372
Shinsegae Engineering & Construction Co. Ltd.	3,244	-	-	115	4,474
ShoLodge, Inc.	75	-	-	-	5
Sigmatron International, Inc.	2,032	-	-	-	1,833
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SinoCom Software Group Ltd.	$ 10,378	$ 704	$ 211	$ 630	$ 6,744
Sinwa Ltd.	2,206	1,546	-	-	2,616
SJM Co. Ltd.	3,974	-	-	106	6,636
SJM Holdings Co. Ltd.	2,069	2,160	-	91	4,931
SMART Modular Technologies (WWH), Inc.	33,544	689	1,009	-	55,800
Societe Pour L'Informatique Industrielle SA	4,740	1,683	-	63	9,566
Softbank Technology Corp.	4,932	475	-	125	5,796
Soken Chemical & Engineer Co. Ltd.	13,022	-	-	321	8,671
Sonic Corp.	53,821	385	-	-	65,944
Span-America Medical System, Inc.	4,253	241	-	110	4,167
Spectrum Control, Inc.	14,224	-	12,765	-	-
Sporton International, Inc.	-	14,647	-	783	15,308
Sportscene Group, Inc. Class A	4,669	-	-	210	4,019
Stanley Furniture Co., Inc.	3,736	943	-	-	5,326
Stantec, Inc.	61,824	2,965	3,490	-	-
Steiner Leisure Ltd.	70,142	-	-	-	80,223
Step Co. Ltd.	4,801	1,866	-	285	8,088
Strattec Security Corp.	7,140	-	416	411	8,432
Strongco Corp.	2,766	641	-	-	5,688
Sun Hing Vision Group Holdings Ltd.	10,170	-	-	579	10,136
Sunjin Co. Ltd.	6,926	-	-	-	6,946
Sunjin Holdings Co. Ltd.	-	5,916	-	-	3,305
Super Micro Computer, Inc.	33,642	-	2,132	-	31,005
SUPERVALU, Inc.	-	124,537	-	1,194	116,100
Swift Energy Co.	90,765	-	132,605	-	-
SWORD Group	5,323	13,091	-	1,641	14,172
Syneron Medical Ltd.	32,847	-	14,755	-	29,694
SYNNEX Corp.	91,216	1,256	-	-	99,078
T&K Toka Co. Ltd.	4,418	4,698	-	159	9,277
Teems, Inc.	-	302	-	-	1,452
Tejon Ranch Co.	21,746	-	22,164	-	-
Telechips, Inc.	6,867	7	-	62	5,754
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
The Men's Wearhouse, Inc.	$ 58,380	$ 11,412	$ 106,954	$ 876	$ -
The Pack Corp.	30,723	1,937	-	786	28,502
The PMI Group, Inc.	38,775	-	-	-	12,388
Theragenics Corp.	3,999	-	-	-	5,651
Tohoku Steel Co. Ltd.	5,645	-	-	120	7,344
Token Corp.	16,672	12,379	-	911	37,939
Tokyo Kisen Co. Ltd.	4,432	-	-	228	6,756
Tokyo Tekko Co. Ltd.	11,231	-	-	259	12,970
Tomen Devices Corp.	-	14,078	-	221	13,970
Tomen Electronics Corp.	17,596	-	-	672	19,449
Total Energy Services, Inc.	23,153	-	5,105	346	40,821
Total System Services, Inc.	196,076	19,574	55,325	3,953	214,015
Tow Co. Ltd.	6,368	-	-	290	7,055
Trancom Co. Ltd.	18,755	-	-	505	21,865
Trifast PLC	4,243	-	3,229	-	3,532
Trio-Tech International	1,293	-	-	-	1,145
Triple-S Management Corp.	24,729	12,554	-	-	42,228
Tuesday Morning Corp.	15,771	3,397	-	-	18,536
Tungtex Holdings Co. Ltd.	4,050	-	-	333	3,613
Twin Disc, Inc.	7,599	-	8,644	41	-
UANGEL Corp.	4,860	-	-	131	3,887
UKC Holdings Corp.	12,576	6,391	-	625	16,727
Uni-Select, Inc.	53,679	795	-	798	55,086
Unit Corp.	147,242	7,753	1,376	-	228,038
United Stationers, Inc.	65,834	-	-	632	78,028
Universal Security Instruments, Inc.	1,375	-	-	-	1,575
Universal Stainless & Alloy Products, Inc.	9,689	-	13,816	-	-
Unum Group	363,979	-	1,107	6,082	387,801
Up, Inc.	4,578	-	107	154	5,769
US 1 Industries, Inc.	1,262	112	-	-	1,907
USEC, Inc.	47,558	-	46,156	-	-
USS Co. Ltd.	150,419	-	-	4,308	159,553
Utah Medical Products, Inc.	11,436	-	616	739	11,070
Varitronix International Ltd.	9,992	-	8,105	675	10,543
Venture Corp. Ltd.	156,436	-	1,734	10,377	150,513
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VST Holdings Ltd.	$ 12,771	$ 12,826	$ -	$ -	$ 22,684
W&T Offshore, Inc.	58,714	381	58,917	5,247	108,403
Whanin Pharmaceutical Co. Ltd.	10,851	-	-	339	14,590
Win International Co., Ltd.	4,260	1,349	-	228	6,882
Winland Electronics, Inc.	257	-	31	-	189
Wireless Telecom Group, Inc.	1,308	-	-	-	1,414
Workman Co. Ltd.	21,548	1,496	-	648	39,334
XAC Automation Corp.	6,242	5,090	569	868	10,612
Xyratex Ltd.	37,671	3,326	1,052	-	29,571
YBM Sisa.com, Inc.	4,519	1,747	-	300	6,470
Yip's Chemical Holdings Ltd.	34,407	-	3,553	1,798	36,118
Young Innovations, Inc.	21,121	-	1,256	914	21,735
Youngone Holdings Co. Ltd.	19,584	2,328	-	328	40,886
Yusen Logistics Co. Ltd.	62,425	-	-	852	67,520
Yutaka Giken Co. Ltd.	29,626	3,426	-	564	36,066
Total	$ 13,381,383	$ 1,778,733	$ 2,567,187	$ 235,300	$ 15,323,324
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 9,091,072	$ 9,000,352	$ 90,720	$ -
Consumer Staples	2,549,527	2,549,302	-	225
Energy	2,100,699	1,655,228	445,471	-
Financials	2,642,965	2,389,328	233,343	20,294
Health Care	4,339,190	4,339,190	-	-
Industrials	2,485,237	2,470,889	-	14,348
Information Technology	5,454,132	5,437,408	-	16,724
Materials	1,303,892	1,303,892	-	-
Telecommunication Services	80,898	80,898	-	-
Utilities	72,968	72,968	-	-
Corporate Bonds	41,716	-	41,716	-
Money Market Funds	5,246,046	5,246,046	-	-
Total Investments in Securities:	$ 35,408,342	$ 34,545,501	$ 811,250	$ 51,591
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 157
Total Realized Gain (Loss)	(27,182)
Total Unrealized Gain (Loss)	32,582
Cost of Purchases	21,100
Proceeds of Sales	(52)
Amortization/Accretion	-
Transfers in to Level 3	24,986
Transfers out of Level 3	-
Ending Balance	$ 51,591
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 5,347

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	60.5%
Japan	7.6%
Canada	6.4%
United Kingdom	3.1%
Bermuda	2.7%
Ireland	2.7%
Netherlands	2.5%
Korea (South)	1.9%
Taiwan	1.8%
Cayman Islands	1.5%
Italy	1.4%
Norway	1.2%
Others (Individually Less Than 1%)	6.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011
Assets
Investment in securities, at value (including securities loaned of $492,711) - See accompanying schedule: Unaffiliated issuers (cost $9,668,285)	$ 14,838,972
Fidelity Central Funds (cost $5,246,046)	5,246,046
Other affiliated issuers (cost $10,520,062)	15,323,324
Total Investments (cost $25,434,393)		$ 35,408,342
Foreign currency held at value (cost $5,173)		5,173
Receivable for investments sold		57,299
Receivable for fund shares sold		27,866
Dividends receivable		20,522
Interest receivable		459
Distributions receivable from Fidelity Central Funds		869
Other receivables		1,611
Total assets		35,522,141

Liabilities
Payable to custodian bank	$ 1,171
Payable for investments purchased	126,903
Payable for fund shares redeemed	61,590
Accrued management fee	22,517
Other affiliated payables	4,408
Other payables and accrued expenses	1,411
Collateral on securities loaned, at value	510,881
Total liabilities		728,881

Net Assets		$ 34,793,260
Net Assets consist of:
Paid in capital		$ 22,862,756
Undistributed net investment income		119,365
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,837,248
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,973,891
Net Assets		$ 34,793,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011
Low-Priced Stock: Net Asset Value, offering price and redemption price per share ($26,761,974 ÷ 658,088 shares)	$ 40.67

Class K: Net Asset Value, offering price and redemption price per share ($8,031,286 ÷ 197,458 shares)	$ 40.67

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2011
Investment Income
Dividends (including $235,300 earned from other affiliated issuers)		$ 460,867
Interest		2,002
Income from Fidelity Central Funds		12,953
Total income		475,822

Expenses
Management fee Basic fee	$ 200,964
Performance adjustment	8,642
Transfer agent fees	50,636
Accounting and security lending fees	2,173
Custodian fees and expenses	3,050
Independent trustees' compensation	177
Appreciation in deferred trustee compensation account	1
Registration fees	390
Audit	214
Legal	137
Miscellaneous	349
Total expenses before reductions	266,733
Expense reductions	(887)	265,846
Net investment income (loss)		209,976
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,326,260
Other affiliated issuers	958,066
Foreign currency transactions	8
Total net realized gain (loss)		2,284,334
Change in net unrealized appreciation (depreciation) on: Investment securities	4,196,245
Assets and liabilities in foreign currencies	53
Total change in net unrealized appreciation (depreciation)		4,196,298
Net gain (loss)		6,480,632
Net increase (decrease) in net assets resulting from operations		$ 6,690,608

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 209,976	$ 62,300
Net realized gain (loss)	2,284,334	597,601
Change in net unrealized appreciation (depreciation)	4,196,298	3,667,557
Net increase (decrease) in net assets resulting from operations	6,690,608	4,327,458
Distributions to shareholders from net investment income	(140,567)	(107,927)
Distributions to shareholders from net realized gain	(6,923)	(68,658)
Total distributions	(147,490)	(176,585)
Share transactions - net increase (decrease)	(647,733)	669,658
Redemption fees	3,237	3,263
Total increase (decrease) in net assets	5,898,622	4,823,794

Net Assets
Beginning of period	28,894,638	24,070,844
End of period (including undistributed net investment income of $119,365 and undistributed net investment income of $60,018, respectively)	$ 34,793,260	$ 28,894,638

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Low-Priced Stock

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 33.07	$ 28.20	$ 37.19	$ 45.38	$ 42.40
Income from Investment Operations
Net investment income (loss) B	.23	.07	.17	.28	.60 E
Net realized and unrealized gain (loss)	7.53	5.00	(4.88)	(4.72)	6.49
Total from investment operations	7.76	5.07	(4.71)	(4.44)	7.09
Distributions from net investment income	(.15)	(.12)	(.17)	(.57)	(.33)
Distributions from net realized gain	(.01)	(.08)	(4.11)	(3.18)	(3.78)
Total distributions	(.16)	(.20)	(4.28)	(3.75)	(4.11)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 40.67	$ 33.07	$ 28.20	$ 37.19	$ 45.38
Total Return A	23.53%	18.06%	(13.90)%	(10.50)%	18.22%
Ratios to Average Net Assets C, F
Expenses before reductions	.83%	.99%	.99%	.99%	.97%
Expenses net of fee waivers, if any	.83%	.99%	.99%	.99%	.97%
Expenses net of all reductions	.83%	.99%	.98%	.98%	.96%
Net investment income (loss)	.61%	.21%	.67%	.68%	1.36% E
Supplemental Data
Net assets, end of period (in millions)	$ 26,762	$ 24,538	$ 21,792	$ 29,044	$ 38,968
Portfolio turnover rate D	15%	20%	31%	36%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.28 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 33.11	$ 28.22	$ 37.20	$ 40.45
Income from Investment Operations
Net investment income (loss) D	.28	.11	.20	.08
Net realized and unrealized gain (loss)	7.51	5.01	(4.86)	(3.33)
Total from investment operations	7.79	5.12	(4.66)	(3.25)
Distributions from net investment income	(.23)	(.15)	(.21)	-
Distributions from net realized gain	(.01)	(.08)	(4.11)	-
Total distributions	(.23) J	(.23)	(4.32)	-
Redemption fees added to paid in capital D, I	-	-	-	-
Net asset value, end of period	$ 40.67	$ 33.11	$ 28.22	$ 37.20
Total Return B, C	23.66%	18.23%	(13.74)%	(8.03)%
Ratios to Average Net Assets E, H
Expenses before reductions	.71%	.85%	.81%	.88% A
Expenses net of fee waivers, if any	.71%	.85%	.81%	.88% A
Expenses net of all reductions	.70%	.85%	.81%	.88% A
Net investment income (loss)	.74%	.35%	.84%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,031,286	$ 4,356,602	$ 2,278,591	$ 92
Portfolio turnover rate F	15%	20%	31%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.23 per share is comprised of distributions from net investment income of $.226 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,013,484
Gross unrealized depreciation	(2,074,648)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,938,836

Tax Cost	$ 25,469,506

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 119,422
Undistributed long-term capital gain	$ 1,872,877
Net unrealized appreciation (depreciation)	$ 9,939,399

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 147,490	$ 107,927
Long-term Capital Gains	-	68,658
Total	$ 147,490	$ 176,585

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,479,226 and $6,540,686, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Low-Priced Stock as compared to an appropriate benchmark index. For the period, the total annual

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee rate, including the performance adjustment, was .63% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Low-Priced Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Low-Priced Stock	$ 47,357.18
Class K	3,279.05
	$ 50,636

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $161 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $109 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified

Annual Report

8. Security Lending - continued

borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,479. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,397, including $45 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $883 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Low-Priced Stock	$ 106,681	$ 95,170
Class K	33,886	12,757
Total	$ 140,567	$ 107,927
From net realized gain
Low-Priced Stock	$ 5,786	$ 61,899
Class K	1,137	6,759
Total	$ 6,923	$ 68,658

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Low-Priced Stock
Shares sold	122,747	141,793	$ 4,703,222	$ 4,563,941
Conversion to Class K	-	(1,382)	-	(39,745)
Reinvestment of distributions	3,037	5,011	107,626	151,389
Shares redeemed	(209,735)	(176,083)	(7,973,181)	(5,653,239)
Net increase (decrease)	(83,951)	(30,661)	$ (3,162,333)	$ (977,654)
Class K
Shares sold	105,164	68,470	$ 4,035,533	$ 2,218,919
Conversion from Low-Priced Stock	-	1,381	-	39,745
Reinvestment of distributions	997	646	35,023	19,516
Shares redeemed	(40,297)	(19,645)	(1,555,956)	(630,868)
Net increase (decrease)	65,864	50,852	$ 2,514,600	$ 1,647,312

A Conversion transactions for Class K and Low-Priced Stock are presented for the period August 1, 2009 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officersand Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	9/12/11	9/09/11	$0.168	$2.207

Class K designates 84% and 64% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $2,007,220,200, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Low-Priced Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Low-Priced Stock Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Management
(Hong Kong) Limited

Fidelity Research & Management
(Japan.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LPS-K-UANN-0911
1.863394.102

Fidelity®
Value Discovery
Fund

Annual Report

July 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity® Value Discovery Fund	17.69%	0.87%	7.84%

A From December 10, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund, a class of the fund, on December 10, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Scott Offen, Portfolio Manager of Fidelity® Value Discovery Fund: For the year, the fund's Retail Class shares returned 17.69%, outperforming the 16.90% gain of the Russell 3000® Value Index. Strong stock selection in consumer staples helped relative performance the most, particularly within the food, beverage and tobacco group. Good positioning in industrials and an underweighting in financials also aided results, although the benefit of the latter was somewhat offset by unfavorable stock selection there. The fund's foreign holdings provided a boost overall, aided in part by a weaker U.S. dollar. Not owning insurance-focused conglomerate Berkshire Hathaway was the top individual contributor, followed by investments in recently merged oil refiner HollyFrontier, cigarette manufacturer Philip Morris International and Green Mountain Coffee Roasters, an out-of-index position. Conversely, poor stock selection in diversified financials, technology hardware and equipment, retailing, and telecommunication services hurt. Network equipment manufacturer Cisco Systems was the biggest individual detractor, followed by homebuilder PulteGroup - which I sold - not owning health care services provider and index component UnitedHealth Group, and a stake in computer products manufacturer Hewlett-Packard. Cisco and HP were added to the index in June.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Fidelity Value Discovery	.79%
Actual		$ 1,000.00	$ 1,002.00	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Class K	.61%
Actual		$ 1,000.00	$ 1,003.30	$ 3.03
HypotheticalA		$ 1,000.00	$ 1,021.77	$ 3.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	2.8	2.0
AT&T, Inc.	2.5	0.8
JPMorgan Chase & Co.	2.5	2.6
Citigroup, Inc.	2.4	1.9
Wells Fargo & Co.	2.1	2.2
U.S. Bancorp	1.7	1.9
Procter & Gamble Co.	1.7	1.4
General Electric Co.	1.7	1.6
Pfizer, Inc.	1.6	1.4
Royal Dutch Shell PLC Class A sponsored ADR	1.5	1.2
	20.5
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.4	24.0
Energy	15.1	12.4
Health Care	13.4	11.2
Consumer Discretionary	11.1	12.7
Information Technology	9.0	8.9
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 100.1%		Stocks 100.1%
	Short-Term Investments and Net Other Assets† (0.1)%		Short-Term Investments and Net Other Assets† (0.1)%
* Foreign investments	11.4%	** Foreign investments	8.9%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 0.4%
Modine Manufacturing Co. (a)	85,800	$ 1,279,278
Tenneco, Inc. (a)	28,400	1,134,296
		2,413,574
Automobiles - 0.3%
Harley-Davidson, Inc.	37,400	1,622,786
Hotels, Restaurants & Leisure - 2.0%
Arcos Dorados Holdings, Inc.	16,900	396,474
Denny's Corp. (a)	500,837	1,908,189
Red Robin Gourmet Burgers, Inc. (a)	33,500	1,153,070
Starbucks Corp.	49,961	2,002,936
Starwood Hotels & Resorts Worldwide, Inc.	43,300	2,379,768
WMS Industries, Inc. (a)	54,900	1,513,593
Wyndham Worldwide Corp.	69,200	2,393,628
		11,747,658
Household Durables - 1.3%
D.R. Horton, Inc.	331,370	3,936,676
iRobot Corp. (a)	10,200	356,592
Lennar Corp. Class A	190,500	3,369,945
		7,663,213
Media - 3.4%
Cinemark Holdings, Inc.	32,591	635,199
The Walt Disney Co.	183,171	7,074,064
Time Warner Cable, Inc.	71,059	5,209,335
Time Warner, Inc.	149,200	5,245,872
Virgin Media, Inc.	71,390	1,888,979
		20,053,449
Specialty Retail - 1.6%
Advance Auto Parts, Inc.	49,300	2,710,021
Group 1 Automotive, Inc.	26,800	1,276,484
Lowe's Companies, Inc.	127,300	2,747,134
OfficeMax, Inc. (a)	87,200	617,376
TJX Companies, Inc.	29,900	1,653,470
		9,004,485
Textiles, Apparel & Luxury Goods - 2.1%
Polo Ralph Lauren Corp. Class A	29,200	3,944,044
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	61,916	$ 4,430,090
VF Corp.	30,800	3,597,440
		11,971,574
TOTAL CONSUMER DISCRETIONARY		64,476,739
CONSUMER STAPLES - 8.5%
Beverages - 0.9%
Anheuser-Busch InBev SA NV	19,890	1,144,721
The Coca-Cola Co.	58,800	3,998,988
		5,143,709
Food & Staples Retailing - 1.1%
Casey's General Stores, Inc.	23,564	1,060,380
CVS Caremark Corp.	105,800	3,845,830
Susser Holdings Corp. (a)	58,290	950,710
Walgreen Co.	16,400	640,256
		6,497,176
Food Products - 1.4%
Archer Daniels Midland Co.	18,400	558,992
Green Mountain Coffee Roasters, Inc. (a)	23,620	2,455,299
Kraft Foods, Inc. Class A	147,700	5,077,926
		8,092,217
Household Products - 2.4%
Colgate-Palmolive Co.	45,010	3,797,944
Procter & Gamble Co.	164,600	10,121,254
		13,919,198
Tobacco - 2.7%
British American Tobacco PLC sponsored ADR	23,300	2,130,086
Imperial Tobacco Group PLC	108,964	3,786,790
Lorillard, Inc.	21,000	2,230,620
Philip Morris International, Inc.	108,360	7,711,981
		15,859,477
TOTAL CONSUMER STAPLES		49,511,777
ENERGY - 15.1%
Energy Equipment & Services - 4.0%
Baker Hughes, Inc.	63,192	4,889,797
Ensco International Ltd. ADR	47,900	2,550,675
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	53,500	$ 2,928,055
National Oilwell Varco, Inc.	94,400	7,605,808
Noble Corp.	137,300	5,062,251
		23,036,586
Oil, Gas & Consumable Fuels - 11.1%
Alpha Natural Resources, Inc. (a)	36,800	1,571,728
Apache Corp.	41,300	5,109,636
Atlas Pipeline Partners, LP	17,900	612,359
Cabot Oil & Gas Corp.	28,200	2,089,056
Chevron Corp.	156,681	16,297,957
Exxon Mobil Corp.	70,900	5,657,111
Gran Tierra Energy, Inc. (Canada) (a)	36,200	252,347
Hess Corp.	39,800	2,728,688
HollyFrontier Corp.	100,189	7,553,249
Occidental Petroleum Corp.	62,081	6,095,113
Pioneer Natural Resources Co.	36,831	3,424,915
Royal Dutch Shell PLC Class A sponsored ADR	121,187	8,914,516
Talisman Energy, Inc.	147,600	2,688,131
Targa Resources Corp.	17,200	580,672
Williams Companies, Inc.	40,250	1,275,925
		64,851,403
TOTAL ENERGY		87,887,989
FINANCIALS - 21.4%
Capital Markets - 1.6%
Goldman Sachs Group, Inc.	41,545	5,607,329
Morgan Stanley	178,300	3,967,175
		9,574,504
Commercial Banks - 5.8%
CIT Group, Inc. (a)	32,300	1,283,602
City National Corp.	28,760	1,543,837
Comerica, Inc.	41,800	1,338,854
Commerce Bancshares, Inc.	25,800	1,055,478
Huntington Bancshares, Inc.	194,600	1,176,357
KeyCorp	179,236	1,441,057
Southwest Bancorp, Inc., Oklahoma (a)	1,909	11,836
SunTrust Banks, Inc.	44,600	1,092,254
SVB Financial Group (a)	42,000	2,562,840
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp	389,800	$ 10,158,188
Wells Fargo & Co.	438,194	12,243,140
		33,907,443
Consumer Finance - 0.9%
Capital One Financial Corp.	34,900	1,668,220
Discover Financial Services	133,700	3,424,057
		5,092,277
Diversified Financial Services - 4.9%
Citigroup, Inc.	360,779	13,832,267
JPMorgan Chase & Co.	362,898	14,679,224
		28,511,491
Insurance - 3.8%
AFLAC, Inc.	30,723	1,415,101
Fairfax Financial Holdings Ltd. (sub. vtg.)	8,500	3,345,196
Lincoln National Corp.	136,184	3,608,876
MetLife, Inc.	107,921	4,447,424
Prudential Financial, Inc.	86,700	5,087,556
Unum Group	36,400	887,796
XL Group PLC Class A	172,100	3,531,492
		22,323,441
Real Estate Investment Trusts - 2.9%
CBL & Associates Properties, Inc.	247,603	4,397,429
DiamondRock Hospitality Co.	105,746	1,080,724
Lexington Corporate Properties Trust (d)	161,500	1,356,600
Prologis, Inc.	27,532	980,965
Public Storage	19,200	2,296,896
Rayonier, Inc.	19,600	1,263,220
The Macerich Co.	27,359	1,453,584
Ventas, Inc.	23,400	1,266,642
Weyerhaeuser Co.	131,500	2,628,685
		16,724,745
Real Estate Management & Development - 1.4%
CB Richard Ellis Group, Inc. Class A (a)	234,500	5,112,100
Forest City Enterprises, Inc. Class A (a)	39,000	702,390
Jones Lang LaSalle, Inc.	28,000	2,383,360
		8,197,850
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.1%
BankUnited, Inc.	22,900	$ 570,439
TOTAL FINANCIALS		124,902,190
HEALTH CARE - 13.4%
Biotechnology - 2.9%
ADVENTRX Pharmaceuticals, Inc. (a)(d)	95,000	280,250
Amgen, Inc.	95,191	5,206,948
Anthera Pharmaceuticals, Inc. (a)	109,600	873,512
Ardea Biosciences, Inc. (a)	54,600	1,277,640
ARIAD Pharmaceuticals, Inc. (a)	145,600	1,731,184
ArQule, Inc. (a)	98,400	551,040
BioMarin Pharmaceutical, Inc. (a)	38,000	1,186,740
Keryx Biopharmaceuticals, Inc. (a)	159,400	702,954
Micromet, Inc. (a)	18,500	104,710
Pharmasset, Inc. (a)	13,400	1,626,492
Theravance, Inc. (a)	38,100	814,578
Threshold Pharmaceuticals, Inc. (a)	176,975	295,548
United Therapeutics Corp. (a)	23,100	1,325,478
ZIOPHARM Oncology, Inc. (a)	133,199	724,603
		16,701,677
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)	267,900	1,918,164
Covidien PLC	75,400	3,829,566
Edwards Lifesciences Corp. (a)	8,000	570,800
Zimmer Holdings, Inc. (a)	18,800	1,128,376
		7,446,906
Health Care Providers & Services - 2.7%
CIGNA Corp.	71,000	3,533,670
Emeritus Corp. (a)	67,130	1,319,105
Express Scripts, Inc. (a)	34,400	1,866,544
Fresenius Medical Care AG & Co. KGaA sponsored ADR (d)	11,400	877,116
Humana, Inc.	17,200	1,282,776
McKesson Corp.	36,061	2,925,268
Medco Health Solutions, Inc. (a)	32,481	2,042,405
Sunrise Senior Living, Inc. (a)	153,350	1,352,547
Universal Health Services, Inc. Class B	17,678	877,536
		16,076,967
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 0.7%
QIAGEN NV (a)	137,400	$ 2,327,556
Thermo Fisher Scientific, Inc. (a)	30,300	1,820,727
		4,148,283
Pharmaceuticals - 5.8%
Bayer AG	12,437	999,475
Cadence Pharmaceuticals, Inc. (a)	79,200	685,080
Cardiome Pharma Corp. (a)	45,640	226,910
Johnson & Johnson	119,956	7,771,949
Merck & Co., Inc.	162,710	5,553,292
Pfizer, Inc.	472,567	9,092,189
Sanofi-Aventis sponsored ADR	136,100	5,273,875
Shire PLC	39,300	1,364,176
Valeant Pharmaceuticals International, Inc. (Canada)	51,900	2,856,836
		33,823,782
TOTAL HEALTH CARE		78,197,615
INDUSTRIALS - 8.8%
Aerospace & Defense - 1.9%
DigitalGlobe, Inc. (a)	25,500	666,060
GeoEye, Inc. (a)	18,228	728,391
Meggitt PLC	116,251	741,023
Precision Castparts Corp.	17,900	2,888,702
United Technologies Corp.	74,150	6,142,586
		11,166,762
Building Products - 0.7%
Armstrong World Industries, Inc.	39,500	1,560,250
Owens Corning (a)	70,096	2,494,016
		4,054,266
Commercial Services & Supplies - 0.5%
Cintas Corp.	20,726	674,631
Republic Services, Inc.	57,600	1,672,128
The Geo Group, Inc. (a)	35,900	746,720
		3,093,479
Construction & Engineering - 0.5%
Chiyoda Corp.	72,000	922,393
Dycom Industries, Inc. (a)	46,700	795,768
Fluor Corp.	21,300	1,353,189
		3,071,350
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.0%
Regal-Beloit Corp.	87,496	$ 5,304,882
Zumtobel AG	22,308	524,231
		5,829,113
Industrial Conglomerates - 2.4%
Danaher Corp.	79,500	3,904,245
General Electric Co.	561,452	10,055,605
		13,959,850
Machinery - 1.7%
Cummins, Inc.	27,100	2,842,248
Dover Corp.	24,100	1,457,327
Ingersoll-Rand Co. Ltd.	49,489	1,851,878
Stanley Black & Decker, Inc.	54,190	3,564,076
		9,715,529
Professional Services - 0.1%
SR Teleperformance SA	17,900	462,567
TOTAL INDUSTRIALS		51,352,916
INFORMATION TECHNOLOGY - 9.0%
Communications Equipment - 1.0%
Cisco Systems, Inc.	115,200	1,839,744
Juniper Networks, Inc. (a)	49,784	1,164,448
QUALCOMM, Inc.	47,200	2,585,616
		5,589,808
Computers & Peripherals - 1.3%
Hewlett-Packard Co.	173,799	6,110,773
Western Digital Corp. (a)	35,500	1,223,330
		7,334,103
Electronic Equipment & Components - 1.1%
Amphenol Corp. Class A	14	684
Arrow Electronics, Inc. (a)	88,500	3,075,375
TE Connectivity Ltd.	99,100	3,412,013
		6,488,072
Internet Software & Services - 0.6%
eBay, Inc. (a)	113,800	3,726,950
IT Services - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	24,400	1,704,828
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Fidelity National Information Services, Inc.	49,300	$ 1,479,986
MasterCard, Inc. Class A	7,879	2,389,307
		5,574,121
Office Electronics - 0.4%
Xerox Corp.	236,625	2,207,711
Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc.	35,200	1,210,880
Broadcom Corp. Class A	18,000	667,260
Intersil Corp. Class A	160,500	1,934,025
KLA-Tencor Corp.	42,020	1,673,236
Lam Research Corp. (a)	38,000	1,553,440
NXP Semiconductors NV	41,500	820,870
ON Semiconductor Corp. (a)	280,650	2,438,849
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	36	445
		10,299,005
Software - 1.9%
AsiaInfo-Linkage, Inc. (a)	31,200	476,736
BMC Software, Inc. (a)	14,500	626,690
Microsoft Corp.	221,424	6,067,018
Oracle Corp.	122,983	3,760,820
		10,931,264
TOTAL INFORMATION TECHNOLOGY		52,151,034
MATERIALS - 2.9%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	37,600	3,336,248
Solutia, Inc. (a)	180,100	3,861,344
		7,197,592
Containers & Packaging - 0.3%
Ball Corp.	49,500	1,920,600
Metals & Mining - 1.4%
Carpenter Technology Corp.	40,700	2,337,808
Goldcorp, Inc.	25,100	1,200,355
Newcrest Mining Ltd.	35,628	1,548,094
Newmont Mining Corp.	18,800	1,045,468
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Reliance Steel & Aluminum Co.	23,900	$ 1,123,539
Teck Resources Ltd. Class B (sub. vtg.)	14,000	693,699
		7,948,963
TOTAL MATERIALS		17,067,155
TELECOMMUNICATION SERVICES - 6.5%
Diversified Telecommunication Services - 4.7%
AboveNet, Inc.	63,753	3,881,920
AT&T, Inc.	509,058	14,895,037
Cbeyond, Inc. (a)	144,722	1,625,228
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	52,100	1,043,042
Iliad SA	7,493	962,509
Verizon Communications, Inc.	141,466	4,992,335
		27,400,071
Wireless Telecommunication Services - 1.8%
American Tower Corp. Class A (a)	68,800	3,614,064
SBA Communications Corp. Class A (a)	49,400	1,885,598
Sprint Nextel Corp. (a)	1,155,200	4,886,496
		10,386,158
TOTAL TELECOMMUNICATION SERVICES		37,786,229
UTILITIES - 3.4%
Electric Utilities - 2.7%
American Electric Power Co., Inc.	116,400	4,290,504
Edison International	53,800	2,048,166
NextEra Energy, Inc.	36,900	2,038,725
PPL Corp.	250,303	6,983,454
		15,360,849
Independent Power Producers & Energy Traders - 0.7%
Calpine Corp. (a)	263,100	4,275,375
TOTAL UTILITIES		19,636,224
TOTAL COMMON STOCKS (Cost $509,237,689)		582,969,868
Money Market Funds - 0.5%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $2,733,963)	2,733,963	$ 2,733,963
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $511,971,652)		585,703,831
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(3,496,975)
NET ASSETS - 100%		$ 582,206,856
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,989
Fidelity Securities Lending Cash Central Fund	24,227
Total	$ 26,216
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 64,476,739	$ 64,476,739	$ -	$ -
Consumer Staples	49,511,777	48,367,056	1,144,721	-
Energy	87,887,989	87,887,989	-	-
Financials	124,902,190	124,902,190	-	-
Health Care	78,197,615	76,833,439	1,364,176	-
Industrials	51,352,916	51,352,916	-	-
Information Technology	52,151,034	52,151,034	-	-
Materials	17,067,155	17,067,155	-	-
Telecommunication Services	37,786,229	37,786,229	-	-
Utilities	19,636,224	19,636,224	-	-
Money Market Funds	2,733,963	2,733,963	-	-
Total Investments in Securities:	$ 585,703,831	$ 583,194,934	$ 2,508,897	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.6%
United Kingdom	3.0%
Canada	1.9%
Ireland	1.6%
Switzerland	1.5%
France	1.2%
Others (Individually Less Than 1%)	2.2%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $238,908,181 of which $140,932,401 and $97,975,780 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $2,646,022) - See accompanying schedule: Unaffiliated issuers (cost $509,237,689)	$ 582,969,868
Fidelity Central Funds (cost $2,733,963)	2,733,963
Total Investments (cost $511,971,652)		$ 585,703,831
Receivable for investments sold		8,014,117
Receivable for fund shares sold		195,653
Dividends receivable		706,090
Distributions receivable from Fidelity Central Funds		686
Other receivables		20,465
Total assets		594,640,842

Liabilities
Payable to custodian bank	$ 2,101,896
Payable for investments purchased	6,269,524
Payable for fund shares redeemed	898,330
Accrued management fee	264,566
Other affiliated payables	129,528
Other payables and accrued expenses	36,179
Collateral on securities loaned, at value	2,733,963
Total liabilities		12,433,986

Net Assets		$ 582,206,856
Net Assets consist of:
Paid in capital		$ 751,761,560
Undistributed net investment income		2,302,418
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(245,591,299)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		73,734,177
Net Assets		$ 582,206,856

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011

Fidelity Value Discovery: Net Asset Value, offering price and redemption price per share ($540,644,361 ÷ 36,083,962 shares)	$ 14.98

Class K: Net Asset Value, offering price and redemption price per share ($41,562,495 ÷ 2,772,330 shares)	$ 14.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 10,559,927
Interest		31
Income from Fidelity Central Funds		26,216
Total income		10,586,174

Expenses
Management fee Basic fee	$ 3,542,643
Performance adjustment	(369,940)
Transfer agent fees	1,451,121
Accounting and security lending fees	232,371
Custodian fees and expenses	22,728
Independent trustees' compensation	3,434
Registration fees	40,113
Audit	48,537
Legal	2,806
Interest	1,046
Miscellaneous	7,602
Total expenses before reductions	4,982,461
Expense reductions	(49,757)	4,932,704
Net investment income (loss)		5,653,470
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,842,103
Foreign currency transactions	(9,618)
Total net realized gain (loss)		44,832,485
Change in net unrealized appreciation (depreciation) on: Investment securities	56,046,434
Assets and liabilities in foreign currencies	1,998
Total change in net unrealized appreciation (depreciation)		56,048,432
Net gain (loss)		100,880,917
Net increase (decrease) in net assets resulting from operations		$ 106,534,387

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,653,470	$ 7,601,613
Net realized gain (loss)	44,832,485	87,793,936
Change in net unrealized appreciation (depreciation)	56,048,432	(12,116,580)
Net increase (decrease) in net assets resulting from operations	106,534,387	83,278,969
Distributions to shareholders from net investment income	(8,952,572)	(7,065,572)
Share transactions - net increase (decrease)	(152,518,773)	(112,079,891)
Total increase (decrease) in net assets	(54,936,958)	(35,866,494)

Net Assets
Beginning of period	637,143,814	673,010,308
End of period (including undistributed net investment income of $2,302,418 and undistributed net investment income of $5,623,822, respectively)	$ 582,206,856	$ 637,143,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Discovery

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.91	$ 11.58	$ 15.12	$ 18.94	$ 16.53
Income from Investment Operations
Net investment income (loss) B	.13	.14 E	.17	.19	.13
Net realized and unrealized gain (loss)	2.13	1.31	(3.51)	(2.79)	2.85
Total from investment operations	2.26	1.45	(3.34)	(2.60)	2.98
Distributions from net investment income	(.19)	(.12)	(.18)	(.12)	(.10)
Distributions from net realized gain	-	-	(.02)	(1.10)	(.47)
Total distributions	(.19)	(.12)	(.20)	(1.22)	(.57)
Net asset value, end of period	$ 14.98	$ 12.91	$ 11.58	$ 15.12	$ 18.94
Total Return A	17.69%	12.60%	(22.14)%	(14.66)%	18.59%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.96%	.93%	.94%	.87%
Expenses net of fee waivers, if any	.80%	.96%	.93%	.94%	.87%
Expenses net of all reductions	.79%	.95%	.92%	.94%	.87%
Net investment income (loss)	.88%	1.10% E	1.61%	1.08%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 540,644	$ 598,561	$ 642,054	$ 1,015,200	$ 1,211,951
Portfolio turnover rate D	59%	116%	165%	149%	146%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 11.59	$ 15.12	$ 16.87
Income from Investment Operations
Net investment income (loss) D	.15	.17 G	.18	.05
Net realized and unrealized gain (loss)	2.14	1.31	(3.49)	(1.80)
Total from investment operations	2.29	1.48	(3.31)	(1.75)
Distributions from net investment income	(.22)	(.15)	(.20)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	(.22)	(.15)	(.22)	-
Net asset value, end of period	$ 14.99	$ 12.92	$ 11.59	$ 15.12
Total Return B, C	17.93%	12.84%	(21.94)%	(10.37)%
Ratios to Average Net Assets E, I
Expenses before reductions	.61%	.75%	.69%	.79% A
Expenses net of fee waivers, if any	.61%	.75%	.69%	.79% A
Expenses net of all reductions	.60%	.74%	.69%	.79% A
Net investment income (loss)	1.07%	1.31% G	1.84%	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,562	$ 38,583	$ 30,957	$ 90
Portfolio turnover rate F	59%	116%	165%	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .70%.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 84,327,670
Gross unrealized depreciation	(17,278,609)
Net unrealized appreciation (depreciation) on securities and other investments	$ 67,049,061

Tax Cost	$ 518,654,770

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,302,418
Capital loss carryforward	$ (238,908,181)
Net unrealized appreciation (depreciation)	$ 67,051,059

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 8,952,572	$ 7,065,572

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $374,154,395 and $523,890,104, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the management fee is based on the relative investment performance of Fidelity Value Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Value Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Fidelity Value Discovery	$ 1,429,651.24
Class K	21,470.05
	$ 1,451,121

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,395 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,325,909.40%		$ 1,046

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,156 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $35,400. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $24,227, including $275 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $49,757 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Fidelity Value Discovery	$ 8,319,770	$ 6,660,186
Class K	632,802	405,386
Total	$ 8,952,572	$ 7,065,572

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010A	2011	2010A
Fidelity Value Discovery
Shares sold	2,420,570	4,484,394	$ 35,246,939	$ 57,961,680
Conversion to Class K	-	(48,166)	-	(581,847)
Reinvestment of distributions	599,234	507,589	7,919,387	6,324,835
Shares redeemed	(13,309,045)	(14,013,543)	(192,647,253)	(179,818,743)
Net increase (decrease)	(10,289,241)	(9,069,726)	$ (149,480,927)	$ (116,114,075)
Class K
Shares sold	741,019	971,488	$ 10,784,431	$ 12,501,266
Conversion from Fidelity Value Discovery	-	48,084	-	581,847
Reinvestment of distributions	47,828	32,528	632,771	405,386
Shares redeemed	(1,003,108)	(736,068)	(14,455,048)	(9,454,315)
Net increase (decrease)	(214,261)	316,032	$ (3,037,846)	$ 4,034,184

A Conversion transactions for Class K and Fidelity Value Discovery are presented for the period August 1, 2009 through August 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust, and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch, may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Value Discovery fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Value Discovery fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

FVD-UANN-0911
1.789714.108

Fidelity®
Value Discovery
Fund-
Class K

Annual Report

July 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Class K B	17.93%	1.00%	7.92%

A From December 10, 2002.

B The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Value Discovery Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund - Class K on December 10, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Scott Offen, Portfolio Manager of Fidelity® Value Discovery Fund: For the year, the fund's Class K shares returned 17.93%, outperforming the 16.90% gain of the Russell 3000® Value Index. Strong stock selection in consumer staples helped relative performance the most, particularly within the food, beverage and tobacco group. Good positioning in industrials and an underweighting in financials also aided results, although the benefit of the latter was somewhat offset by unfavorable stock selection there. The fund's foreign holdings provided a boost overall, aided in part by a weaker U.S. dollar. Not owning insurance-focused conglomerate Berkshire Hathaway was the top individual contributor, followed by investments in recently merged oil refiner HollyFrontier, cigarette manufacturer Philip Morris International and Green Mountain Coffee Roasters, an out-of-index position. Conversely, poor stock selection in diversified financials, technology hardware and equipment, retailing, and telecommunication services hurt. Network equipment manufacturer Cisco Systems was the biggest individual detractor, followed by homebuilder PulteGroup - which I sold - not owning health care services provider and index component UnitedHealth Group, and a stake in computer products manufacturer Hewlett-Packard. Cisco and HP were added to the index in June.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Fidelity Value Discovery	.79%
Actual		$ 1,000.00	$ 1,002.00	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Class K	.61%
Actual		$ 1,000.00	$ 1,003.30	$ 3.03
HypotheticalA		$ 1,000.00	$ 1,021.77	$ 3.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	2.8	2.0
AT&T, Inc.	2.5	0.8
JPMorgan Chase & Co.	2.5	2.6
Citigroup, Inc.	2.4	1.9
Wells Fargo & Co.	2.1	2.2
U.S. Bancorp	1.7	1.9
Procter & Gamble Co.	1.7	1.4
General Electric Co.	1.7	1.6
Pfizer, Inc.	1.6	1.4
Royal Dutch Shell PLC Class A sponsored ADR	1.5	1.2
	20.5
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.4	24.0
Energy	15.1	12.4
Health Care	13.4	11.2
Consumer Discretionary	11.1	12.7
Information Technology	9.0	8.9
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 100.1%		Stocks 100.1%
	Short-Term Investments and Net Other Assets† (0.1)%		Short-Term Investments and Net Other Assets† (0.1)%
* Foreign investments	11.4%	** Foreign investments	8.9%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 0.4%
Modine Manufacturing Co. (a)	85,800	$ 1,279,278
Tenneco, Inc. (a)	28,400	1,134,296
		2,413,574
Automobiles - 0.3%
Harley-Davidson, Inc.	37,400	1,622,786
Hotels, Restaurants & Leisure - 2.0%
Arcos Dorados Holdings, Inc.	16,900	396,474
Denny's Corp. (a)	500,837	1,908,189
Red Robin Gourmet Burgers, Inc. (a)	33,500	1,153,070
Starbucks Corp.	49,961	2,002,936
Starwood Hotels & Resorts Worldwide, Inc.	43,300	2,379,768
WMS Industries, Inc. (a)	54,900	1,513,593
Wyndham Worldwide Corp.	69,200	2,393,628
		11,747,658
Household Durables - 1.3%
D.R. Horton, Inc.	331,370	3,936,676
iRobot Corp. (a)	10,200	356,592
Lennar Corp. Class A	190,500	3,369,945
		7,663,213
Media - 3.4%
Cinemark Holdings, Inc.	32,591	635,199
The Walt Disney Co.	183,171	7,074,064
Time Warner Cable, Inc.	71,059	5,209,335
Time Warner, Inc.	149,200	5,245,872
Virgin Media, Inc.	71,390	1,888,979
		20,053,449
Specialty Retail - 1.6%
Advance Auto Parts, Inc.	49,300	2,710,021
Group 1 Automotive, Inc.	26,800	1,276,484
Lowe's Companies, Inc.	127,300	2,747,134
OfficeMax, Inc. (a)	87,200	617,376
TJX Companies, Inc.	29,900	1,653,470
		9,004,485
Textiles, Apparel & Luxury Goods - 2.1%
Polo Ralph Lauren Corp. Class A	29,200	3,944,044
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	61,916	$ 4,430,090
VF Corp.	30,800	3,597,440
		11,971,574
TOTAL CONSUMER DISCRETIONARY		64,476,739
CONSUMER STAPLES - 8.5%
Beverages - 0.9%
Anheuser-Busch InBev SA NV	19,890	1,144,721
The Coca-Cola Co.	58,800	3,998,988
		5,143,709
Food & Staples Retailing - 1.1%
Casey's General Stores, Inc.	23,564	1,060,380
CVS Caremark Corp.	105,800	3,845,830
Susser Holdings Corp. (a)	58,290	950,710
Walgreen Co.	16,400	640,256
		6,497,176
Food Products - 1.4%
Archer Daniels Midland Co.	18,400	558,992
Green Mountain Coffee Roasters, Inc. (a)	23,620	2,455,299
Kraft Foods, Inc. Class A	147,700	5,077,926
		8,092,217
Household Products - 2.4%
Colgate-Palmolive Co.	45,010	3,797,944
Procter & Gamble Co.	164,600	10,121,254
		13,919,198
Tobacco - 2.7%
British American Tobacco PLC sponsored ADR	23,300	2,130,086
Imperial Tobacco Group PLC	108,964	3,786,790
Lorillard, Inc.	21,000	2,230,620
Philip Morris International, Inc.	108,360	7,711,981
		15,859,477
TOTAL CONSUMER STAPLES		49,511,777
ENERGY - 15.1%
Energy Equipment & Services - 4.0%
Baker Hughes, Inc.	63,192	4,889,797
Ensco International Ltd. ADR	47,900	2,550,675
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	53,500	$ 2,928,055
National Oilwell Varco, Inc.	94,400	7,605,808
Noble Corp.	137,300	5,062,251
		23,036,586
Oil, Gas & Consumable Fuels - 11.1%
Alpha Natural Resources, Inc. (a)	36,800	1,571,728
Apache Corp.	41,300	5,109,636
Atlas Pipeline Partners, LP	17,900	612,359
Cabot Oil & Gas Corp.	28,200	2,089,056
Chevron Corp.	156,681	16,297,957
Exxon Mobil Corp.	70,900	5,657,111
Gran Tierra Energy, Inc. (Canada) (a)	36,200	252,347
Hess Corp.	39,800	2,728,688
HollyFrontier Corp.	100,189	7,553,249
Occidental Petroleum Corp.	62,081	6,095,113
Pioneer Natural Resources Co.	36,831	3,424,915
Royal Dutch Shell PLC Class A sponsored ADR	121,187	8,914,516
Talisman Energy, Inc.	147,600	2,688,131
Targa Resources Corp.	17,200	580,672
Williams Companies, Inc.	40,250	1,275,925
		64,851,403
TOTAL ENERGY		87,887,989
FINANCIALS - 21.4%
Capital Markets - 1.6%
Goldman Sachs Group, Inc.	41,545	5,607,329
Morgan Stanley	178,300	3,967,175
		9,574,504
Commercial Banks - 5.8%
CIT Group, Inc. (a)	32,300	1,283,602
City National Corp.	28,760	1,543,837
Comerica, Inc.	41,800	1,338,854
Commerce Bancshares, Inc.	25,800	1,055,478
Huntington Bancshares, Inc.	194,600	1,176,357
KeyCorp	179,236	1,441,057
Southwest Bancorp, Inc., Oklahoma (a)	1,909	11,836
SunTrust Banks, Inc.	44,600	1,092,254
SVB Financial Group (a)	42,000	2,562,840
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp	389,800	$ 10,158,188
Wells Fargo & Co.	438,194	12,243,140
		33,907,443
Consumer Finance - 0.9%
Capital One Financial Corp.	34,900	1,668,220
Discover Financial Services	133,700	3,424,057
		5,092,277
Diversified Financial Services - 4.9%
Citigroup, Inc.	360,779	13,832,267
JPMorgan Chase & Co.	362,898	14,679,224
		28,511,491
Insurance - 3.8%
AFLAC, Inc.	30,723	1,415,101
Fairfax Financial Holdings Ltd. (sub. vtg.)	8,500	3,345,196
Lincoln National Corp.	136,184	3,608,876
MetLife, Inc.	107,921	4,447,424
Prudential Financial, Inc.	86,700	5,087,556
Unum Group	36,400	887,796
XL Group PLC Class A	172,100	3,531,492
		22,323,441
Real Estate Investment Trusts - 2.9%
CBL & Associates Properties, Inc.	247,603	4,397,429
DiamondRock Hospitality Co.	105,746	1,080,724
Lexington Corporate Properties Trust (d)	161,500	1,356,600
Prologis, Inc.	27,532	980,965
Public Storage	19,200	2,296,896
Rayonier, Inc.	19,600	1,263,220
The Macerich Co.	27,359	1,453,584
Ventas, Inc.	23,400	1,266,642
Weyerhaeuser Co.	131,500	2,628,685
		16,724,745
Real Estate Management & Development - 1.4%
CB Richard Ellis Group, Inc. Class A (a)	234,500	5,112,100
Forest City Enterprises, Inc. Class A (a)	39,000	702,390
Jones Lang LaSalle, Inc.	28,000	2,383,360
		8,197,850
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.1%
BankUnited, Inc.	22,900	$ 570,439
TOTAL FINANCIALS		124,902,190
HEALTH CARE - 13.4%
Biotechnology - 2.9%
ADVENTRX Pharmaceuticals, Inc. (a)(d)	95,000	280,250
Amgen, Inc.	95,191	5,206,948
Anthera Pharmaceuticals, Inc. (a)	109,600	873,512
Ardea Biosciences, Inc. (a)	54,600	1,277,640
ARIAD Pharmaceuticals, Inc. (a)	145,600	1,731,184
ArQule, Inc. (a)	98,400	551,040
BioMarin Pharmaceutical, Inc. (a)	38,000	1,186,740
Keryx Biopharmaceuticals, Inc. (a)	159,400	702,954
Micromet, Inc. (a)	18,500	104,710
Pharmasset, Inc. (a)	13,400	1,626,492
Theravance, Inc. (a)	38,100	814,578
Threshold Pharmaceuticals, Inc. (a)	176,975	295,548
United Therapeutics Corp. (a)	23,100	1,325,478
ZIOPHARM Oncology, Inc. (a)	133,199	724,603
		16,701,677
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)	267,900	1,918,164
Covidien PLC	75,400	3,829,566
Edwards Lifesciences Corp. (a)	8,000	570,800
Zimmer Holdings, Inc. (a)	18,800	1,128,376
		7,446,906
Health Care Providers & Services - 2.7%
CIGNA Corp.	71,000	3,533,670
Emeritus Corp. (a)	67,130	1,319,105
Express Scripts, Inc. (a)	34,400	1,866,544
Fresenius Medical Care AG & Co. KGaA sponsored ADR (d)	11,400	877,116
Humana, Inc.	17,200	1,282,776
McKesson Corp.	36,061	2,925,268
Medco Health Solutions, Inc. (a)	32,481	2,042,405
Sunrise Senior Living, Inc. (a)	153,350	1,352,547
Universal Health Services, Inc. Class B	17,678	877,536
		16,076,967
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 0.7%
QIAGEN NV (a)	137,400	$ 2,327,556
Thermo Fisher Scientific, Inc. (a)	30,300	1,820,727
		4,148,283
Pharmaceuticals - 5.8%
Bayer AG	12,437	999,475
Cadence Pharmaceuticals, Inc. (a)	79,200	685,080
Cardiome Pharma Corp. (a)	45,640	226,910
Johnson & Johnson	119,956	7,771,949
Merck & Co., Inc.	162,710	5,553,292
Pfizer, Inc.	472,567	9,092,189
Sanofi-Aventis sponsored ADR	136,100	5,273,875
Shire PLC	39,300	1,364,176
Valeant Pharmaceuticals International, Inc. (Canada)	51,900	2,856,836
		33,823,782
TOTAL HEALTH CARE		78,197,615
INDUSTRIALS - 8.8%
Aerospace & Defense - 1.9%
DigitalGlobe, Inc. (a)	25,500	666,060
GeoEye, Inc. (a)	18,228	728,391
Meggitt PLC	116,251	741,023
Precision Castparts Corp.	17,900	2,888,702
United Technologies Corp.	74,150	6,142,586
		11,166,762
Building Products - 0.7%
Armstrong World Industries, Inc.	39,500	1,560,250
Owens Corning (a)	70,096	2,494,016
		4,054,266
Commercial Services & Supplies - 0.5%
Cintas Corp.	20,726	674,631
Republic Services, Inc.	57,600	1,672,128
The Geo Group, Inc. (a)	35,900	746,720
		3,093,479
Construction & Engineering - 0.5%
Chiyoda Corp.	72,000	922,393
Dycom Industries, Inc. (a)	46,700	795,768
Fluor Corp.	21,300	1,353,189
		3,071,350
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.0%
Regal-Beloit Corp.	87,496	$ 5,304,882
Zumtobel AG	22,308	524,231
		5,829,113
Industrial Conglomerates - 2.4%
Danaher Corp.	79,500	3,904,245
General Electric Co.	561,452	10,055,605
		13,959,850
Machinery - 1.7%
Cummins, Inc.	27,100	2,842,248
Dover Corp.	24,100	1,457,327
Ingersoll-Rand Co. Ltd.	49,489	1,851,878
Stanley Black & Decker, Inc.	54,190	3,564,076
		9,715,529
Professional Services - 0.1%
SR Teleperformance SA	17,900	462,567
TOTAL INDUSTRIALS		51,352,916
INFORMATION TECHNOLOGY - 9.0%
Communications Equipment - 1.0%
Cisco Systems, Inc.	115,200	1,839,744
Juniper Networks, Inc. (a)	49,784	1,164,448
QUALCOMM, Inc.	47,200	2,585,616
		5,589,808
Computers & Peripherals - 1.3%
Hewlett-Packard Co.	173,799	6,110,773
Western Digital Corp. (a)	35,500	1,223,330
		7,334,103
Electronic Equipment & Components - 1.1%
Amphenol Corp. Class A	14	684
Arrow Electronics, Inc. (a)	88,500	3,075,375
TE Connectivity Ltd.	99,100	3,412,013
		6,488,072
Internet Software & Services - 0.6%
eBay, Inc. (a)	113,800	3,726,950
IT Services - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	24,400	1,704,828
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Fidelity National Information Services, Inc.	49,300	$ 1,479,986
MasterCard, Inc. Class A	7,879	2,389,307
		5,574,121
Office Electronics - 0.4%
Xerox Corp.	236,625	2,207,711
Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc.	35,200	1,210,880
Broadcom Corp. Class A	18,000	667,260
Intersil Corp. Class A	160,500	1,934,025
KLA-Tencor Corp.	42,020	1,673,236
Lam Research Corp. (a)	38,000	1,553,440
NXP Semiconductors NV	41,500	820,870
ON Semiconductor Corp. (a)	280,650	2,438,849
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	36	445
		10,299,005
Software - 1.9%
AsiaInfo-Linkage, Inc. (a)	31,200	476,736
BMC Software, Inc. (a)	14,500	626,690
Microsoft Corp.	221,424	6,067,018
Oracle Corp.	122,983	3,760,820
		10,931,264
TOTAL INFORMATION TECHNOLOGY		52,151,034
MATERIALS - 2.9%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	37,600	3,336,248
Solutia, Inc. (a)	180,100	3,861,344
		7,197,592
Containers & Packaging - 0.3%
Ball Corp.	49,500	1,920,600
Metals & Mining - 1.4%
Carpenter Technology Corp.	40,700	2,337,808
Goldcorp, Inc.	25,100	1,200,355
Newcrest Mining Ltd.	35,628	1,548,094
Newmont Mining Corp.	18,800	1,045,468
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Reliance Steel & Aluminum Co.	23,900	$ 1,123,539
Teck Resources Ltd. Class B (sub. vtg.)	14,000	693,699
		7,948,963
TOTAL MATERIALS		17,067,155
TELECOMMUNICATION SERVICES - 6.5%
Diversified Telecommunication Services - 4.7%
AboveNet, Inc.	63,753	3,881,920
AT&T, Inc.	509,058	14,895,037
Cbeyond, Inc. (a)	144,722	1,625,228
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	52,100	1,043,042
Iliad SA	7,493	962,509
Verizon Communications, Inc.	141,466	4,992,335
		27,400,071
Wireless Telecommunication Services - 1.8%
American Tower Corp. Class A (a)	68,800	3,614,064
SBA Communications Corp. Class A (a)	49,400	1,885,598
Sprint Nextel Corp. (a)	1,155,200	4,886,496
		10,386,158
TOTAL TELECOMMUNICATION SERVICES		37,786,229
UTILITIES - 3.4%
Electric Utilities - 2.7%
American Electric Power Co., Inc.	116,400	4,290,504
Edison International	53,800	2,048,166
NextEra Energy, Inc.	36,900	2,038,725
PPL Corp.	250,303	6,983,454
		15,360,849
Independent Power Producers & Energy Traders - 0.7%
Calpine Corp. (a)	263,100	4,275,375
TOTAL UTILITIES		19,636,224
TOTAL COMMON STOCKS (Cost $509,237,689)		582,969,868
Money Market Funds - 0.5%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $2,733,963)	2,733,963	$ 2,733,963
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $511,971,652)		585,703,831
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(3,496,975)
NET ASSETS - 100%		$ 582,206,856
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,989
Fidelity Securities Lending Cash Central Fund	24,227
Total	$ 26,216
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 64,476,739	$ 64,476,739	$ -	$ -
Consumer Staples	49,511,777	48,367,056	1,144,721	-
Energy	87,887,989	87,887,989	-	-
Financials	124,902,190	124,902,190	-	-
Health Care	78,197,615	76,833,439	1,364,176	-
Industrials	51,352,916	51,352,916	-	-
Information Technology	52,151,034	52,151,034	-	-
Materials	17,067,155	17,067,155	-	-
Telecommunication Services	37,786,229	37,786,229	-	-
Utilities	19,636,224	19,636,224	-	-
Money Market Funds	2,733,963	2,733,963	-	-
Total Investments in Securities:	$ 585,703,831	$ 583,194,934	$ 2,508,897	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.6%
United Kingdom	3.0%
Canada	1.9%
Ireland	1.6%
Switzerland	1.5%
France	1.2%
Others (Individually Less Than 1%)	2.2%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $238,908,181 of which $140,932,401 and $97,975,780 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $2,646,022) - See accompanying schedule: Unaffiliated issuers (cost $509,237,689)	$ 582,969,868
Fidelity Central Funds (cost $2,733,963)	2,733,963
Total Investments (cost $511,971,652)		$ 585,703,831
Receivable for investments sold		8,014,117
Receivable for fund shares sold		195,653
Dividends receivable		706,090
Distributions receivable from Fidelity Central Funds		686
Other receivables		20,465
Total assets		594,640,842

Liabilities
Payable to custodian bank	$ 2,101,896
Payable for investments purchased	6,269,524
Payable for fund shares redeemed	898,330
Accrued management fee	264,566
Other affiliated payables	129,528
Other payables and accrued expenses	36,179
Collateral on securities loaned, at value	2,733,963
Total liabilities		12,433,986

Net Assets		$ 582,206,856
Net Assets consist of:
Paid in capital		$ 751,761,560
Undistributed net investment income		2,302,418
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(245,591,299)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		73,734,177
Net Assets		$ 582,206,856

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011

Fidelity Value Discovery: Net Asset Value, offering price and redemption price per share ($540,644,361 ÷ 36,083,962 shares)	$ 14.98

Class K: Net Asset Value, offering price and redemption price per share ($41,562,495 ÷ 2,772,330 shares)	$ 14.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 10,559,927
Interest		31
Income from Fidelity Central Funds		26,216
Total income		10,586,174

Expenses
Management fee Basic fee	$ 3,542,643
Performance adjustment	(369,940)
Transfer agent fees	1,451,121
Accounting and security lending fees	232,371
Custodian fees and expenses	22,728
Independent trustees' compensation	3,434
Registration fees	40,113
Audit	48,537
Legal	2,806
Interest	1,046
Miscellaneous	7,602
Total expenses before reductions	4,982,461
Expense reductions	(49,757)	4,932,704
Net investment income (loss)		5,653,470
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,842,103
Foreign currency transactions	(9,618)
Total net realized gain (loss)		44,832,485
Change in net unrealized appreciation (depreciation) on: Investment securities	56,046,434
Assets and liabilities in foreign currencies	1,998
Total change in net unrealized appreciation (depreciation)		56,048,432
Net gain (loss)		100,880,917
Net increase (decrease) in net assets resulting from operations		$ 106,534,387

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,653,470	$ 7,601,613
Net realized gain (loss)	44,832,485	87,793,936
Change in net unrealized appreciation (depreciation)	56,048,432	(12,116,580)
Net increase (decrease) in net assets resulting from operations	106,534,387	83,278,969
Distributions to shareholders from net investment income	(8,952,572)	(7,065,572)
Share transactions - net increase (decrease)	(152,518,773)	(112,079,891)
Total increase (decrease) in net assets	(54,936,958)	(35,866,494)

Net Assets
Beginning of period	637,143,814	673,010,308
End of period (including undistributed net investment income of $2,302,418 and undistributed net investment income of $5,623,822, respectively)	$ 582,206,856	$ 637,143,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Discovery

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.91	$ 11.58	$ 15.12	$ 18.94	$ 16.53
Income from Investment Operations
Net investment income (loss) B	.13	.14 E	.17	.19	.13
Net realized and unrealized gain (loss)	2.13	1.31	(3.51)	(2.79)	2.85
Total from investment operations	2.26	1.45	(3.34)	(2.60)	2.98
Distributions from net investment income	(.19)	(.12)	(.18)	(.12)	(.10)
Distributions from net realized gain	-	-	(.02)	(1.10)	(.47)
Total distributions	(.19)	(.12)	(.20)	(1.22)	(.57)
Net asset value, end of period	$ 14.98	$ 12.91	$ 11.58	$ 15.12	$ 18.94
Total Return A	17.69%	12.60%	(22.14)%	(14.66)%	18.59%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.96%	.93%	.94%	.87%
Expenses net of fee waivers, if any	.80%	.96%	.93%	.94%	.87%
Expenses net of all reductions	.79%	.95%	.92%	.94%	.87%
Net investment income (loss)	.88%	1.10% E	1.61%	1.08%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 540,644	$ 598,561	$ 642,054	$ 1,015,200	$ 1,211,951
Portfolio turnover rate D	59%	116%	165%	149%	146%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 11.59	$ 15.12	$ 16.87
Income from Investment Operations
Net investment income (loss) D	.15	.17 G	.18	.05
Net realized and unrealized gain (loss)	2.14	1.31	(3.49)	(1.80)
Total from investment operations	2.29	1.48	(3.31)	(1.75)
Distributions from net investment income	(.22)	(.15)	(.20)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	(.22)	(.15)	(.22)	-
Net asset value, end of period	$ 14.99	$ 12.92	$ 11.59	$ 15.12
Total Return B, C	17.93%	12.84%	(21.94)%	(10.37)%
Ratios to Average Net Assets E, I
Expenses before reductions	.61%	.75%	.69%	.79% A
Expenses net of fee waivers, if any	.61%	.75%	.69%	.79% A
Expenses net of all reductions	.60%	.74%	.69%	.79% A
Net investment income (loss)	1.07%	1.31% G	1.84%	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,562	$ 38,583	$ 30,957	$ 90
Portfolio turnover rate F	59%	116%	165%	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .70%.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 84,327,670
Gross unrealized depreciation	(17,278,609)
Net unrealized appreciation (depreciation) on securities and other investments	$ 67,049,061

Tax Cost	$ 518,654,770

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,302,418
Capital loss carryforward	$ (238,908,181)
Net unrealized appreciation (depreciation)	$ 67,051,059

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 8,952,572	$ 7,065,572

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $374,154,395 and $523,890,104, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the management fee is based on the relative investment performance of Fidelity Value Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Value Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Fidelity Value Discovery	$ 1,429,651.24
Class K	21,470.05
	$ 1,451,121

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,395 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,325,909.40%		$ 1,046

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,156 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $35,400. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $24,227, including $275 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $49,757 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Fidelity Value Discovery	$ 8,319,770	$ 6,660,186
Class K	632,802	405,386
Total	$ 8,952,572	$ 7,065,572

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010A	2011	2010A
Fidelity Value Discovery
Shares sold	2,420,570	4,484,394	$ 35,246,939	$ 57,961,680
Conversion to Class K	-	(48,166)	-	(581,847)
Reinvestment of distributions	599,234	507,589	7,919,387	6,324,835
Shares redeemed	(13,309,045)	(14,013,543)	(192,647,253)	(179,818,743)
Net increase (decrease)	(10,289,241)	(9,069,726)	$ (149,480,927)	$ (116,114,075)
Class K
Shares sold	741,019	971,488	$ 10,784,431	$ 12,501,266
Conversion from Fidelity Value Discovery	-	48,084	-	581,847
Reinvestment of distributions	47,828	32,528	632,771	405,386
Shares redeemed	(1,003,108)	(736,068)	(14,455,048)	(9,454,315)
Net increase (decrease)	(214,261)	316,032	$ (3,037,846)	$ 4,034,184

A Conversion transactions for Class K and Fidelity Value Discovery are presented for the period August 1, 2009 through August 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust, and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch, may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Value Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Value Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

FVD-K-UANN-0911
1.863358.102

Item 2. Code of Ethics

As of the end of the period, July 31, 2011, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Value Discovery Fund (the "Fund"):

Services Billed by Deloitte Entities

July 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Value Discovery Fund	$34,000	$-	$5,000	$200

July 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Value Discovery Fund	$33,000	$-	$5,100	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund (the "Fund"):

Services Billed by PwC

July 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$164,000	$-	$4,300	$18,200

July 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$163,000	$-	$4,100	$16,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2011A	July 31, 2010A
Audit-Related Fees	$645,000	$720,000
Tax Fees	$-	$-
All Other Fees	$730,000	$450,000

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2011A	July 31, 2010A
Audit-Related Fees	$1,860,000	$2,180,000
Tax Fees	$-	$-
All Other Fees	$365,000	$145,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2011 A	July 31, 2010 A
PwC	$4,115,000	$4,510,000
Deloitte Entities	$1,475,000	$1,210,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 26, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	September 26, 2011